EXHIBIT 99.1

                                                                EXECUTION COPY

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                                 CWABS, INC.,

                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.,

                                    Seller

                     COUNTRYWIDE HOME LOANS SERVICING LP,

                                Master Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee


                    --------------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 2002

                    --------------------------------------


                   ASSET-BACKED CERTIFICATES, SERIES 2002-5






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


                                                 Table of Contents

                                                                                                                Page

                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01     Defined Terms....................................................................................5

Section 1.02     Certain Interpretive Provisions.................................................................52

                                                     ARTICLE II
                                           CONVEYANCE OF MORTGAGE LOANS;
                                           REPRESENTATIONS AND WARRANTIES

Section 2.01     Conveyance of Mortgage Loans....................................................................53

Section 2.02     Acceptance by Trustee of the Mortgage Loans.....................................................57

Section 2.03     Representations, Warranties and Covenants of the Master Servicer and the Seller.................59

Section 2.04     Representations and Warranties of the Depositor.................................................74

Section 2.05     Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.................75

Section 2.06     Authentication and Delivery of Certificates.....................................................76

Section 2.07     Covenants of the Master Servicer................................................................76

Section 2.08     [Reserved]......................................................................................77

                                                    ARTICLE III
                                                 ADMINISTRATION AND
                                            SERVICING OF MORTGAGE LOANS

Section 3.01     Master Servicer to Service Mortgage Loans.......................................................78

Section 3.02     Subservicing; Enforcement of the Obligations of Master Servicer.................................79

Section 3.03     Rights of the Depositor, the Seller, the Certificateholders, the NIM Insurer and the Trustee in
                 Respect of the Master Servicer..................................................................80

Section 3.04     Trustee to Act as Master Servicer...............................................................81

Section 3.05     Collection of Mortgage Loan Payments; Certificate Account; Distribution Account; Seller Shortfall
                 Interest Requirement; Principal Reserve Fund....................................................81


                                                         i


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Section 3.06     Collection of Taxes, Assessments and Similar Items; Escrow Accounts.............................85

Section 3.07     Access to Certain Documentation and Information Regarding the Mortgage Loans....................85

Section 3.08     Permitted Withdrawals from the Certificate Account, Distribution Account and the Carryover
                 Reserve Fund....................................................................................86

Section 3.09     [Reserved]......................................................................................88

Section 3.10     Maintenance of Hazard Insurance.................................................................88

Section 3.11     Enforcement of Due-On-Sale Clauses; Assumption Agreements.......................................89

Section 3.12     Realization Upon Defaulted Mortgage Loans; Determination of Excess Proceeds and Realized Losses;
                 Repurchase of Certain Mortgage Loans............................................................90

Section 3.13     Trustee to Cooperate; Release of Mortgage Files.................................................93

Section 3.14     Documents, Records and Funds in Possession of Master Servicer to be Held for the Trustee........94

Section 3.15     Servicing Compensation..........................................................................94

Section 3.16     Access to Certain Documentation.................................................................95

Section 3.17     Annual Statement as to Compliance...............................................................95

Section 3.18     Annual Independent Public Accountants' Servicing Statement; Financial Statements................95

Section 3.19     The Cap Contracts...............................................................................96

Section 3.20     Prepayment Charges..............................................................................96

Section 3.21     [Reserved]......................................................................................97

Section 3.22     [Reserved]......................................................................................97

                                                     ARTICLE IV
                                             DISTRIBUTIONS AND ADVANCES
                                               BY THE MASTER SERVICER

Section 4.01     Advances; Remittance Reports....................................................................98

Section 4.02     Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls...........98

Section 4.03     [Reserved]......................................................................................98


                                                       -ii-




Section 4.04     Distributions...................................................................................98

Section 4.05     Monthly Statements to Certificateholders.......................................................108

Section 4.06     Class AF-5 Policy..............................................................................111

Section 4.07     [Reserved].....................................................................................114

Section 4.08     Carryover Reserve Funds........................................................................114

                                                     ARTICLE V
                                                  THE CERTIFICATES

Section 5.01     The Certificates...............................................................................116

Section 5.02     Certificate Register; Registration of Transfer and Exchange of Certificates....................117

Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates..............................................121

Section 5.04     Persons Deemed Owners..........................................................................121

Section 5.05     Access to List of Certificateholders' Names and Addresses......................................121

Section 5.06     Book-Entry Certificates........................................................................121

Section 5.07     Notices to Depository..........................................................................122

Section 5.08     Definitive Certificates........................................................................123

Section 5.09     Maintenance of Office or Agency................................................................123

                                                     ARTICLE VI
                                 THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

Section 6.01     Respective Liabilities of the Depositor, the Master Servicer and the Seller....................124

Section 6.02     Merger or Consolidation of the Depositor, the Master Servicer or the Seller....................124

Section 6.03     Limitation on Liability of the Depositor, the Seller, the Master Servicer and Others...........124

Section 6.04     Limitation on Resignation of Master Servicer...................................................125

Section 6.05     Errors and Omissions Insurance; Fidelity Bonds.................................................125

                                                    ARTICLE VII
                                      DEFAULT; TERMINATION OF MASTER SERVICER

Section 7.01     Events of Default..............................................................................127


                                                       -iii-




Section 7.02     Trustee to Act; Appointment of Successor.......................................................128

Section 7.03     Notification to Certificateholders.............................................................130

                                                    ARTICLE VIII
                                               CONCERNING THE TRUSTEE

Section 8.01     Duties of Trustee..............................................................................131

Section 8.02     Certain Matters Affecting the Trustee..........................................................132

Section 8.03     Trustee Not Liable for Mortgage Loans..........................................................133

Section 8.04     Trustee May Own Certificates...................................................................133

Section 8.05     Master Servicer to Pay Trustee's Fees and Expenses.............................................133

Section 8.06     Eligibility Requirements for Trustee...........................................................134

Section 8.07     Resignation and Removal of Trustee.............................................................134

Section 8.08     Successor Trustee..............................................................................135

Section 8.09     Merger or Consolidation of Trustee.............................................................135

Section 8.10     Appointment of Co-Trustee or Separate Trustee..................................................136

Section 8.11     Tax Matters....................................................................................137

Section 8.12     Access to Records of the Trustee...............................................................139

Section 8.13     Suits for Enforcement..........................................................................140

                                                     ARTICLE IX
                                                    TERMINATION

Section 9.01     Termination upon Liquidation or Repurchase of all Mortgage Loans...............................141

Section 9.02     Final Distribution on the Certificates.........................................................141

Section 9.03     Additional Termination Requirements............................................................142

                                                     ARTICLE X
                                              MISCELLANEOUS PROVISIONS

Section 10.01    Amendment......................................................................................144

Section 10.02    Recordation of Agreement; Counterparts.........................................................145


                                                       -iv-




Section 10.03    Governing Law..................................................................................145

Section 10.04    Intention of Parties...........................................................................146

Section 10.05    Notices........................................................................................146

Section 10.06    Severability of Provisions.....................................................................147

Section 10.07    Assignment.....................................................................................148

Section 10.08    Limitation on Rights of Certificateholders.....................................................148

Section 10.09    Inspection and Audit Rights....................................................................148

Section 10.10    Certificates Nonassessable and Fully Paid......................................................149

Section 10.11    MBIA Rights....................................................................................149

Section 10.12    Rights of NIM Insurer..........................................................................149


                                                        -v-

                                   EXHIBITS

EXHIBIT A       Forms of Certificates
EXHIBIT A-1     Form of Class AV-1 Certificate
EXHIBIT A-2     Form of Class AV-2 Certificate
EXHIBIT A-3     Form of Class MV-1 Certificate
EXHIBIT A-4     Form of Class MV-2 Certificate
EXHIBIT A-5     Form of Class BV Certificate
EXHIBIT A-6     Form of Class AF-1 Certificate
EXHIBIT A-7     Form of Class AF-2 Certificate
EXHIBIT A-8     Form of Class AF-3 Certificate
EXHIBIT A-9     Form of Class AF-4 Certificate
EXHIBIT A-10    Form of Class AF-5 Certificate
EXHIBIT A-11    Form of Class AF-6 Certificate
EXHIBIT A-12    Form of Class MF-1 Certificate
EXHIBIT A-13    Form of Class MF-2 Certificate
EXHIBIT A-14    Form of Class BF Certificate
EXHIBIT B       Form of Class N Certificates
EXHIBIT C       Form of Class X Certificate
EXHIBIT D       Form of Class A-R Certificate
EXHIBIT E       Form of Tax Matters Person Certificate (Class A-R)
EXHIBIT F       Mortgage Loan Schedules
EXHIBIT F-1     List of Mortgage Loans
EXHIBIT F-2     Mortgage Loans for which All or a Portion of a
                Related Mortgage File is not Delivered to the Trustee
                on or prior to the Closing Date
EXHIBIT G       Forms of Certification of Trustee
EXHIBIT G-1     Form of Initial Certification of Trustee
EXHIBIT G-2     Form of Interim Certification of Trustee
EXHIBIT G-3     Forms of Delay Delivery Certification
EXHIBIT G-4     [Reserved]
EXHIBIT H       Form of Final Certification of Trustee
EXHIBIT I-1     Transfer Affidavit for Class A-R Certificates
EXHIBIT I-2     [Reserved]
EXHIBIT J-1     Form of Transferor Certificate for Class A-R Certificates
EXHIBIT J-2     [Reserved]
EXHIBIT J-3     Form of Transferor Certificate for Private Certificates
EXHIBIT K       Form of Investment Letter (Non-Rule 144A)
EXHIBIT L       Form of Rule 144A Letter
EXHIBIT M       Request for Release (for Trustee)
EXHIBIT N       Request for Release (for Mortgage Loans Paid in Full,
                Repurchased or Replaced)
EXHIBIT O       Copy of Depositary Agreement
EXHIBIT P       Form of Mortgage Note and Mortgage
EXHIBIT Q       [Reserved]
EXHIBIT R       Form of Cap Contracts
EXHIBIT R-1     Form of First Cap Contract

EXHIBIT R-2   Form of Second Cap Contract
EXHIBIT S     Form of Cap Contract Assignment Agreement
EXHIBIT T     Officer's Certificate with respect to Prepayments
EXHIBIT U     S&P Permitted Investments Critera
SCHEDULE I    Prepayment Charge Schedule and Prepayment Charge Summary

          POOLING AND SERVICING AGREEMENT, dated as of December 1, 2002, by and among CWABS, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., a New York corporation, as seller (the "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will elect that the Trust Fund (except for each Cap Contract and the Carryover Reserve Funds) be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC" and the "Upper Tier REMIC," respectively). The Lower Tier REMIC will hold as assets all property of the Trust Fund (other than the Cap Contracts and the Carryover Reserve Funds) and will be evidenced by (i) the Lower Tier REMIC Regular Interests, which will be uncertificated and will represent the "REMIC regular interests" in the Lower Tier REMIC, and
(ii) the Class LT-A-R Interest, which will represent the "REMIC residual interest" in the Lower Tier REMIC. The Upper Tier REMIC will hold as assets the Lower Tier REMIC Regular Interests and will be evidenced by the Certificates, each of which (other than the Class A-R Certificate) will represent ownership of one or more "REMIC regular interests" in the Upper Tier REMIC. The Class A-R Certificate will represent ownership of the sole class of "REMIC residual interest" in each of the Lower Tier REMIC and the Upper Tier REMIC. The latest possible maturity date of all REMIC regular interests created herein shall be the Latest Possible Maturity Date.

          The following table specifies the class designation, interest rate, and principal amount for each class of Lower Tier REMIC Interest:

                                 Uncertificated            Uncertificated Lower REMIC          Corresponding
         Class                 Principal Balance               Pass-Through Rate             Certificate Class
------------------------  ---------------------------   -------------------------------- ----------------------
LT-AV-1                               (1)                             (2)                 Class AV-1
LT-AV-2                               (1)                             (2)                 Class AV-2
LT-MV-1                               (1)                             (2)                 Class MV-1
LT-MV-2                               (1)                             (2)                 Class MV-2
LT-BV                                 (1)                             (2)                 Class BV
LT-AF-1                               (1)                             (2)                 Class AF-1
LT-AF-2                               (1)                             (2)                 Class AF-2
LT-AF-3                               (1)                             (2)                 Class AF-3
LT-AF-4                               (1)                             (2)                 Class AF-4
LT-AF-5                               (1)                             (2)                 Class AF-5
LT-AF-6                               (1)                             (2)                 Class AF-6
LT-MF-1                               (1)                             (2)                 Class MF-1
LT-MF-2                               (1)                             (2)                 Class MF-2
LT-BF                                 (1)                             (2)                 Class BF
LT-Accrual                            (3)                             (4)
LT-$100                               (1)                             (5)                 Class A-R
LT-AR                                 (6)                             (6)                 Class A-R

(1) The Class LT-AV-1 Interest, Class LT-AV-2 Interest, Class LT-MV-1 Interest, Class LT-MV-2 Interest, Class LT-BV Interest, Class LT-AF-1 Interest, Class LT-AF-2 Interest, Class LT-AF-3 Interest, Class LT-AF-4 Interest, Class LT-AF-5 Interest, Class LT-AF-6 Interest, Class LT-MF-1 Interest, Class LT-MF-2 Interest, Class LT-BF Interest and Class LT-$100 Interest (each such class hereafter referred to as an "Accretion Directed Class") each have a principal balance that is initially equal to 50% of its corresponding Certificate Class issued by the Upper Tier REMIC. Principal payments, both scheduled and prepaid, Realized Losses, and interest accruing on the Class LT-Accrual Interest will be allocated to each of the foregoing classes to maintain each Class' size relative to its Corresponding Certificate Class (i.e., 50%) with any excess payments of principal and Realized Losses being allocated to the Class LT-Accrual Interest in such manner as to cause the principal balance of the Class LT-Accrual Interest to have a principal balance equal to (a) 50% of the Group 1 and Group 2 principal balances plus (b) 50% of the excess of the Group 1 and Group 2 principal balances over the sum of the principal balances of the Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, and Class A-R Certificates for such Distribution Date.

(2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower Tier REMIC Interest is a per annum rate equal to the Group 1 Net WAC, with respect to the Group 1 Certificates, or the Group 2 Net WAC, with respect to the Group 2 Certificates.

(3) The principal balance of the Class LT-Accrual Interest initially equals the excess of the principal balance of the Group 1 and Group 2 Mortgage Loans over the aggregate principal balance of the Class LT-AV-1 Interest, Class LT-AV-2 Interest, Class LT-MV-1 Interest, Class LT-MV-2 Interest, Class LT-BV Interest, Class AF-1 Interest, Class AF-2 Interest, Class AF-3 Interest, Class AF-4 Interest, Class AF-5 Interest, Class AF-6 Interest, Class MF-1 Interest, Class MF-2 Interest, Class BF Interest, and Class LT-$100 Interest.

(4) The interest rate with respect to any Distribution Date (and the related Accrual Period) for the Class LT-Accrual Interest is a per annum rate (hereafter referred to as the "Pool WAC Rate") equal to the weighted average of the adjusted Net Mortgage Rates in respect of each of the Mortgage Loans in Group 1 and Group 2.

(5)  The LT-$100 Interest does not pay any interest.

(6) The Class LT-AR Interest is the sole class of residual interest in the Lower Tier REMIC. It does not have an interest rate or a principal balance.

          On each Distribution Date, the Trustee shall allocate the losses on, and distribute the interest and principal on the Mortgage Loans in Group 1 and Group 2 to the Lower Tier REMIC Interests in the same manner that such items are allocated to or distributed among the Corresponding Classes of Certificates or Interests. On each Distribution Date all Prepayment Charges collected during the related Due Period shall be allocated among the Lower Tier REMIC Interests in proportion to their outstanding principal balances.

          The following table specifies the class designation, interest rate, and principal amount for each class of Upper Tier REMIC Interest:


                                        Original Certificate Principal
                Class                               Balance                      Pass-Through Rate
                                        ------------------------------        -----------------------
Class AV-1........................            $ 243,040,000                               (1)
Class AV-2........................            $ 160,580,000                               (1)
Class MV-1........................            $  30,690,000                               (1)
Class MV-2........................            $  16,508,000                               (1)
Class BV..........................            $  14,182,000                               (1)
Class AF-1........................            $  69,948,000                               (1)
Class AF-2........................            $   5,378,000                               (1)
Class AF-3........................            $  42,174,000                               (1)
Class AF-4........................            $   9,093,000                               (1)
Class AF-5........................            $  17,520,000                               (1)
Class AF-6........................            $  18,300,000                               (1)
Class MF-1........................            $   8,693,000                               (1)
Class MF-2........................            $   6,863,000                               (1)
Class BF..........................            $   5,031,000                               (1)
Class A-R.........................                     $100                               (2)
Class N...........................                     $100                               (3)
Class X...........................                       (4)                              (5)

(1) The Certificates will accrue interest at the related Pass-Through Rates identified in this Agreement.

(2)  Interest will not accrue on the Class A-R Certificates.

(3) All Prepayment Charges collected with respect to the Lower Tier REMIC Interests shall be allocated to the Class N Certificates.

(4)  The Class X Certificates do not have a principal balance.

(5) For each Interest Accrual Period the Class X Certificates are entitled to a specified portion of the interest on the Mortgage Loans equal to the excess of the Pool WAC Rate over the product of two and the weighted average of the Lower Tier REMIC Regular Interests with the Lower Tier Accretion Directed Interests subject to a cap equal to the Pass-Through Rate of the corresponding Certificate Class and the LT-Accrual Class subject to a cap of 0.00%. Such specified portion is hereafter referred to as the "Class X Pass-Through Rate." The Class X Pass-Through Rate shall be a rate sufficient to entitle it to all interest accrued on the Mortgage Loans less the interest accrued on the other interests issued by the Upper Tier REMIC.

          On each Distribution Date, the Trustee shall allocate losses and distribute interest, principal, and Prepayment Charges among the Upper Tier REMIC Certificates as described herein.

                                  ARTICLE I

                                  DEFINITIONS

          Section 1.01 Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accrual Period: With respect to any Distribution Date and the Loan Group 1 Certificates and the Class AF-1 Certificates, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the date immediately preceding such Distribution Date. With respect to any Distribution Date and the Loan Group 2 Certificates (other than the Class AF-1 Certificates) and the Class X Certificates, the calendar month preceding the month in which such Distribution Date occurs. All calculations of interest on the Loan Group 1 Certificates and the Class AF-1 Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and on a 360 day year. All calculations of interest on the Loan Group 2 Certificates (other than the Class AF-1 Certificates) and the Class X Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months.

          Actuarial Mortgage Loan: Any Mortgage Loan other than a Simple Interest Mortgage Loan.

          Adjustable Rate Mortgage Loans: The Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is adjustable in accordance with the terms of the related Mortgage Note.

          Adjusted Maximum Mortgage Rate: With respect to (a) each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate less the Loan Group 1 Expense Fee Rate and (b) each Fixed Rate Mortgage Loan, the Mortgage Rate less the Loan Group 1 Expense Fee Rate.

          Adjusted Net Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate less the Loan Group 1 Expense Fee Rate or Loan Group 2 Expense Fee Rate, as applicable.

          Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

          Advance: The aggregate of the advances required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such advances being equal to the aggregate of payments of principal and interest on the Actuarial Mortgage Loans and payments of interest on the Simple Interest Mortgage Loans (in each case, net of the Servicing Fees) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date; provided, however, with respect to each REO Property that has not been liquidated, that the net monthly rental income (if any) from such REO Property deposited in the Certificate Account for such Distribution Date pursuant to Section 3.12 may be used to offset such advance for the related REO Property. Notwithstanding the foregoing, all references to scheduled interest or interest due on a related Due Date with respect to a Simple Interest Mortgage Loan will mean an amount equal to the excess of (i) 30 days' interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Simple Interest Mortgage Loan as of the last day of the related Due Period over (ii) the portion of any monthly payment received from the Mortgagor during the related Due Period which was allocable to interest.

          Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

          Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Date and (ii) Principal Prepayments and Liquidation Proceeds received in respect of such Mortgage Loans after the last day of the related Prepayment Period or Due Period, respectively.

          Applied Realized Loss Amount: With respect to any Distribution Date and any Certificate Group, the sum of the Realized Losses with respect to the Mortgage Loans in the related Loan Group which are to be applied in reduction of the Certificate Principal Balance of the Subordinate Certificates in such Certificate Group pursuant to this Agreement, which shall equal the amount, if any, by which, Certificate Principal Balance of all Certificates in such Certificate Group (after all distributions of principal on such Distribution
Date) exceeds the Stated Principal Balance of the Mortgage Loans in the related Loan Group for such Distribution Date.

          Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the Seller by a fee appraiser at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Bankruptcy Code: Title 11 of the United States Code.

          Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). As of the Closing Date, each Class of Regular Certificates constitutes a Class of Book-Entry Certificates.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of California, the City of New York, New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Cap Contract: The First Cap Contract and the Second Cap Contract.

          Cap Contract Assignment Agreement: Each Assignment Agreement dated as of the Closing Date among the Seller, the Trustee and the applicable Cap Contract Counterparty, the form of which is attached hereto as Exhibit S.

          Cap Contract Counterparty: Bear Stearns Financial Products Inc.

          Cap Contract Termination Date: With respect to the First Cap Contract, the Distribution Date in August 2010 and with respect to the Second Cap Contract, the Distribution Date in September 2004.

          Certificate: Any one of the certificates of any Class executed and authenticated by the Trustee in substantially the forms attached hereto as Exhibits A-1 through A-14, Exhibit B, Exhibit C and Exhibit D.

          Certificate Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to Section 3.05(b) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "Countrywide Home Loans, Inc. in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5". Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Certificate Group: Any of the Group 1 Certificates or Group 2 Certificates.

          Certificate Owner: With respect to a Book-Entry Certificate, the person that is the beneficial owner of such Book-Entry Certificate.

          Certificate Principal Balance: As to any Certificate (other than the Class X Certificates) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.04, and (ii) with respect to any Subordinate Certificates, any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates pursuant to Section 4.04. References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class. The Class X Certificates do not have a Certificate Principal Balance. With respect to any Certificate (other than the Class X Certificates) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

          Certificate Register: The register maintained pursuant to Section
5.02 hereof.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Class of Regular Certificates, except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Interests necessary to effect such consent has been obtained; provided that if any such Person (including the Depositor) owns 100% of the Voting Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof (other than the second sentence of Section 10.01 hereof) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class: All Certificates bearing the same Class designation as set forth in Section 5.01 hereof.

          Class AF-1 Certificate: Any Certificate designated as a "Class AF-1 Certificate" on the face thereof, in the form of Exhibit A-6 hereto, representing the right to distributions as set forth herein.

          Class AF-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-1 Certificates.

          Class AF-1 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-1 Pass-Through Rate on the Class AF-1 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-1 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-1 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-1 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-1 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-1 Certificates during the related Accrual Period for such Class had such rate been calculated at One-Month LIBOR plus the Class AF-1 Margin for such Distribution Date, over
(ii) the amount of interest accrued on the Class AF-1 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-1 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-1 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-1 Margin: 0.17% per annum.

          Class AF-1 Pass-Through Rate: For the first Distribution Date, 1.590% per annum, and, for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class AF-1 Margin and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AF-2 Certificate: Any Certificate designated as a "Class AF-2 Certificate" on the face thereof, in the form of Exhibit A-7 hereto, representing the right to distributions as set forth herein.

          Class AF-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-2 Certificates.

          Class AF-2 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-2 Pass-Through Rate on the Class AF-2 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-2 Fixed Rate: 3.120% per annum.

          Class AF-2 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-2 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-2 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-2 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-2 Certificates during the related Accrual Period for such Class had such rate been calculated at the Class AF-2 Fixed Rate for such Distribution Date, over (ii) the amount of interest accrued on the Class AF-2 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-2 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-2 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-2 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class AF-2 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AF-3 Certificate: Any Certificate designated as a "Class AF-3 Certificate" on the face thereof, in the form of Exhibit A-8 hereto, representing the right to distributions as set forth herein.

          Class AF-3 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-3 Certificates.

          Class AF-3 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-3 Pass-Through Rate on the Class AF-3 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-3 Fixed Rate: 3.735% per annum.

          Class AF-3 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-3 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-3 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-3 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-3 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-3 Certificates during the related Accrual Period for such Class had such rate been calculated at the Class AF-3 Fixed Rate for such Distribution Date, over (ii) the amount of interest accrued on the Class AF-3 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-3 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-3 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-3 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class AF-3 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AF-4 Certificate: Any Certificate designated as a "Class AF-4 Certificate" on the face thereof, in the form of Exhibit A-9 hereto, representing the right to distributions as set forth herein.

          Class AF-4 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-4 Certificates.

          Class AF-4 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-4 Pass-Through Rate on the Class AF-4 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-4 Fixed Rate: 4.660% per annum.

          Class AF-4 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-4 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-4 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-4 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-4 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-4 Certificates during the related Accrual Period for such Class had such rate been calculated at the Class AF-4 Fixed Rate for such Distribution Date, over (ii) the amount of interest accrued on the Class AF-4 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-4 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-4 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-4 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class AF-4 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AF-5 Certificate: Any Certificate designated as a "Class AF-5 Certificate" on the face thereof, in the form of Exhibit A-10 hereto, representing the right to distributions as set forth herein.

          Class AF-5 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-5 Certificates. Exclusively for the purpose of determining any subrogation rights of MBIA arising under Section 4.06 hereof, the "Class AF-5 Certificate Principal Balance" shall not be reduced by the amount of any payments made by MBIA in respect of principal on such Certificates under the Class AF-5 Policy, except to the extent such payment shall have been reimbursed to MBIA pursuant to the provisions of this Agreement.

          Class AF-5 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-5 Pass-Through Rate on the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-5 Fixed Rate: For any Distribution Date on or prior to the related Optional Termination Date, 5.545% per annum, and for any Distribution Date after the related Optional Termination Date, 6.045% per annum.

          Class AF-5 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-5 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-5 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-5 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-5 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-5 Certificates during the related Accrual Period for such Class had such rate been calculated at the Class AF-5 Fixed Rate for such Distribution Date, over (ii) the amount of interest accrued on the Class AF-5 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-5 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-5 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-5 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class AF-5 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AF-5 Policy: The irrevocable Certificate Guaranty Insurance Policy, No. 40023, including any endorsements thereto, issued by MBIA with respect to the Class AF-5 Certificates, in the form attached hereto as Exhibit R.

          Class AF-5 Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.06(c) in the name of the Trustee for the benefit of the Class AF-5 Certificateholders and designated "The Bank of New York in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5, Class AF-5". Funds in the Class AF-5 Policy Payments Account shall be held in trust for the Class AF-5 Certificateholders for the uses and purposes set forth in this Agreement.

          Class AF-5 Portion: For any Distribution Date, a percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance of the Class AF-5 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balances of the Class AF Certificates immediately prior to such Distribution Date.

          Class AF-5 Premium: With respect to the Class AF-5 Policy and any Distribution Date, an amount equal to the product of (i) one-twelfth (1/12) of the "premium percentage" set forth in the Commitment Letter, dated as of December 27, 2002, between MBIA and Countrywide Securities Corporation relating to the Class AF-5 Policy and (ii) the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date.

          Class AF-5 Premium Rate: Solely for purposes of calculating the Loan Group 2 Expense Fee Rate, the "premium percentage" set forth in the Commitment Letter, dated as of December 27, 2002, between MBIA and Countrywide Securities Corporation relating to the Class AF-5 Policy, adjusted, for each Distribution Date, to an effective rate reflecting the calculation of the Class AF-5 Premium on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 with respect to such Distribution Date (rather than on the basis of the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date).

          Class AF-5 Realized Losses: For any Distribution Date after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class AF-5 Portion of the amount equal to the excess of (x) the aggregate Certificate Principal Balances of the Class AF Certificates immediately prior to such Distribution Date over (y) the Stated Principal Balances of the Mortgage Loans in Loan Group 2 as of the related Determination Date.

          Class AF-6 Certificate: Any Certificate designated as a "Class AF-6 Certificate" on the face thereof, in the form of Exhibit A-11 hereto, representing the right to distributions as set forth herein.

          Class AF-6 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-6 Certificates.

          Class AF-6 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AF-6 Pass-Through Rate on the Class AF-6 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-6 Fixed Rate: For any Distribution Date on or prior to the related Optional Termination Date, 4.935% per annum, and for any Distribution Date after the related Optional Termination Date, 5.435% per annum.

          Class AF-6 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AF-6 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-6 Certificates with respect to interest on such prior Distribution Dates.

          Class AF-6 Interest Carryover Amount: For any Distribution Date on which the Pass-Through Rate for the Class AF-6 Certificates is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest that would otherwise have accrued on the Class AF-6 Certificates during the related Accrual Period for such Class had such rate been calculated at the Class AF-6 Fixed Rate for such Distribution Date, over (ii) the amount of interest accrued on the Class AF-6 Certificates at the Group 2 Net Rate Cap during such Accrual Period and (B) the Class AF-6 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AF-6 Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap).

          Class AF-6 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class AF-6 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class AV-1 Certificate: Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to distributions as set forth herein.

          Class AV-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AV-1 Certificates.

          Class AV-1 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AV-1 Pass-Through Rate on the Class AV-1 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AV-1 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AV-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AV-1 Certificates with respect to interest on such prior Distribution Dates.

          Class AV-1 Margin: For any Distribution Date on or prior to the related Optional Termination Date, 0.42% per annum and, for any Distribution Date after the related Optional Termination Date, 0.84% per annum.

          Class AV-1 Net Rate Carryover Amount: For any Distribution Date on which the Class AV-1 Pass-Through Rate is based upon the Group 1 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class AV-1 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate, over (ii) the amount of interest accrued on the Class AV-1 Certificates at the Group 1 Net Rate Cap for such Distribution Date and (B) the Class AV-1 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AV-1 Pass-Through Rate, without giving effect to the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate.

          Class AV-1 Pass-Through Rate: For the first Distribution Date, 1.840% per annum. For any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class AV-1 Margin, and (ii) the Group 1 Net Rate Cap for such Distribution Date.

          Class AV-1 Principal Distribution Amount: For any Distribution Date, the product of (x) a fraction, the numerator of which is the Principal Remittance Amount for such Distribution Date attributable to the Mortgage Loans in Subgroup 1A and the denominator of which is the Principal Remittance Amount for such Distribution Date attributable to the Mortgage Loans in Loan Group 1 and (y) the excess of (i) the sum of the Certificate Principal Balances of the Class AV-1 and Class AV-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 66.80% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date minus the OC Floor for Loan Group 1.

          Class AV-2 Certificate: Any Certificate designated as a "Class AV-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to distributions as set forth herein.

          Class AV-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AV-2 Certificates.

          Class AV-2 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class AV-2 Pass-Through Rate on the Class AV-2 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AV-2 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class AV-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AV-2 Certificates with respect to interest on such prior Distribution Dates.

          Class AV-2 Margin: For any Distribution Date on or prior to the related Optional Termination Date, 0.42% per annum and, for any Distribution Date after the related Optional Termination Date, 0.84% per annum.

          Class AV-2 Net Rate Carryover Amount: For any Distribution Date on which the Class AV-2 Pass-Through Rate is based upon the Group 1 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class AV-2 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate, over (ii) the amount of interest accrued on the Class AV-2 Certificates at the Group 1 Net Rate Cap for such Distribution Date and (B) the Class AV-2 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class AV-2 Pass-Through Rate, without giving effect to the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate.

          Class AV-2 Pass-Through Rate: For the first Distribution Date, 1.840% per annum. For any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class AV-2 Margin, and (ii) the Group 1 Net Rate Cap for such Distribution Date.

          Class AV-2 Principal Distribution Amount: For any Distribution Date, the product of (x) a fraction, the numerator of which is the Principal Remittance Amount for such Distribution Date attributable to the Mortgage Loans in Loan Subgroup 1B and the denominator of which is the Principal Remittance Amount for such Distribution Date attributable to the Mortgage Loans in Loan Group 1 and (y) the excess of (i) the sum of the Certificate Principal Balances of the Class AV-1 Certificates and Class AV-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) 66.80% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date minus the OC Floor for Loan Group 1.

          Class A-R Certificate: Any one of the Class A-R Certificates executed and authenticated by the Trustee in substantially the form set forth in Exhibits D and E hereto.

          Class A-R Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class A-R
Certificates.

          Class BF Certificate: Any Certificate designated as a "Class BF Certificate" on the face thereof, in the form of Exhibit A-14 hereto, representing the right to distributions as set forth herein.

          Class BF Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class BF Certificates.

          Class BF Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class BF Pass-Through Rate on the Class BF Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class BF Fixed Rate: 6.829% per annum.

          Class BF Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class BF Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class BF Certificates with respect to interest on such prior Distribution Dates.

          Class BF Net Rate Carryover Amount: For any Distribution Date on which the Class BF Pass-Through Rate is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class BF Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 2 Net Rate Cap, over (ii) the amount of interest accrued on the Class BF Certificates at the Group 2 Net Rate Cap for such Distribution Date and (B) the Class BF Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class BF Pass-Through Rate, without giving effect to the Group 2 Net Rate Cap.

          Class BF Pass-Through Rate: For any Distribution Date, the lesser of
(i) the Class BF Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class BF Principal Distribution Amount: With respect to any Distribution Date is the excess of: (i) the sum of: (A) the aggregate Certificate Principal Balances of the Group 2 Class A Certificates (after taking into account distributions of the Group 2 Class A Principal Distribution Amount for such Distribution Date), (B) the Certificate Principal Balance of the Class MF-1 Certificates (after taking into account distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date),
(C) the Certificate Principal Balance of the Class MF-2 Certificates (after taking into account distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), and (D) the Certificate Principal Balance of the Class BF Certificates immediately prior to such Distribution Date, over
(ii) the lesser of (A) 94.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date minus the OC Floor for Loan Group 2; provided, however, that if the Class BF Certificates are the only class of Group 2 Certificates outstanding on such Distribution Date, they will be entitled to receive the entire Principal Distribution Amount for Loan Group 2 until the Certificate Principal Balance thereof is reduced to zero.

          Class BV Certificate: Any Certificate designated as a "Class BV Certificate" on the face thereof, in the form of Exhibit A-5 hereto, representing the right to distributions as set forth herein.

          Class BV Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class BV Certificates.

          Class BV Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class BV Pass-Through Rate on the Class BV Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class BV Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class BV Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class BV Certificates with respect to interest on such prior Distribution Dates.

          Class BV Margin: For any Distribution Date on or prior to the related Optional Termination Date, 3.50% per annum and, for any Distribution Date after the related Optional Termination Date, 5.25% per annum.

          Class BV Net Rate Carryover Amount: For any Distribution Date on which the Class BV Pass-Through Rate is based upon the Group 1 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class BV Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate, over (ii) the amount of interest accrued on the Class BV Certificates at the Group 1 Net Rate Cap for such Distribution Date and (B) the Class BV Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class BV Pass-Through Rate, without giving effect to the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate.

          Class BV Pass-Through Rate: For the first Distribution Date, 4.920% per annum. For any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class BV Margin, and (ii) the Group 1 Net Rate Cap for such Distribution Date.

          Class BV Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the sum of the Certificate Principal Balances of the Class AV-1 and Class AV-2 Certificates (after taking into account distributions of the Class AV-1 and Class AV-2 Principal Distribution Amounts for such Distribution Date), (B) the Certificate Principal Balance of the Class MV-1 Certificates (after taking into account distribution of the Class MV-1 Principal Distribution Amount for such Distribution Date), (C) the Certificate Principal Balance of the Class MV-2 Certificates (after taking into account distribution of the Class MV-2 Principal Distribution Amount for such Distribution Date), and (D) the Certificate Principal Balance of the Class BV Certificates immediately prior to such Distribution Date over (ii) the lesser of (a) 93.20% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date minus the OC Floor for Loan Group 1; provided, however that if the Class BV Certificates are the only Class of Group 1 Certificates outstanding on such Distribution Date, the Class BV Certificates will be entitled to receive the entire Principal Distribution Amount for Loan Group 1 until the Certificate Principal Balance of the Class BV Certificates is reduced to zero.

          Class MF-1 Certificate: Any Certificate designated as a "Class MF-1 Certificate" on the face thereof, in the form of Exhibit A-12 hereto, representing the right to distributions as set forth herein.

          Class MF-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MF-1 Certificates.

          Class MF-1 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class MF-1 Pass-Through Rate on the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MF-1 Fixed Rate: 5.341% per annum.

          Class MF-1 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class MF-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MF-1 Certificates with respect to interest on such prior Distribution Dates.

          Class MF-1 Net Rate Carryover Amount: For any Distribution Date on which the Class MF-1 Pass-Through Rate is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class MF-1 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 2 Net Rate Cap, over (ii) the amount of interest accrued on the Class MF-1 Certificates at the Group 2 Net Rate Cap for such Distribution Date and (B) the Class MF-1 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class MF-1 Pass-Through Rate, without giving effect to the Group 2 Net Rate Cap.

          Class MF-1 Pass-Through Rate: The lesser of (i) the Class MF-1 Fixed Rate, and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class MF-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of: (A) the aggregate Certificate Principal Balances of the Group 2 Class A Certificates (after taking into account distributions of the Group 2 Class A Principal Distribution Amount for such Distribution Date), and (B) the Certificate Principal Balance of the Class MF-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) 81.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date minus the OC Floor for Loan Group 2; provided, however, that if the Class MF-1 Certificates are the only class of Group 2 Certificates outstanding on such Distribution Date, they will be entitled to receive the entire Principal Distribution Amount for Loan Group 2 until the Certificate Principal Balance thereof is reduced to zero.

          Class MF-2 Certificate: Any Certificate designated as a "Class MF-2 Certificate" on the face thereof, in the form of Exhibit A-13 hereto, representing the right to distributions as set forth herein.

          Class MF-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MF-2 Certificates.

          Class MF-2 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class MF-2 Pass-Through Rate on the Class MF-2 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MF-2 Fixed Rate: 5.887% per annum.

          Class MF-2 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class MF-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MF-2 Certificates with respect to interest on such prior Distribution Dates.

          Class MF-2 Net Rate Carryover Amount: For any Distribution Date on which the Class MF-2 Pass-Through Rate is based upon the Group 2 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class MF-2 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 2 Net Rate Cap, over (ii) the amount of interest accrued on the Class MF-2 Certificates at the Group 2 Net Rate Cap for such Distribution Date and (B) the Class MF-2 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class MF-2 Pass-Through Rate, without giving effect to the Group 2 Net Rate Cap.

          Class MF-2 Pass-Through Rate: For any Distribution Date, the lesser of (i) the Class MF-2 Fixed Rate and (ii) the Group 2 Net Rate Cap for such Distribution Date.

          Class MF-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of: (i) the sum of: (A) the sum of the aggregate Certificate Principal Balances of the Group 2 Class A Certificates (after taking into account distributions of the Group 2 Class A Principal Distribution Amount for such Distribution Date), (B) the Certificate Principal Balance of the Class MF-1 Certificates (after taking into account distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), and (C) the Certificate Principal Balance of the Class MF-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) 88.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for such Distribution Date minus the OC Floor for Loan Group 2; provided, however, that if the Class MF-2 Certificates are the only class of Group 2 Certificates outstanding on such Distribution Date, they will be entitled to receive the entire Principal Distribution Amount for Loan Group 2 until the Certificate Principal Balance thereof is reduced to zero.

          Class MV-1 Certificate: Any Certificate designated as a "Class MV-1 Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to distributions as set forth herein.

          Class MV-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MV-1 Certificates.

          Class MV-1 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class MV-1 Pass-Through Rate on the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MV-1 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class MV-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MV-1 Certificates with respect to interest on such prior Distribution Dates.

          Class MV-1 Margin: For any Distribution Date on or prior to the related Optional Termination Date, 1.00% per annum and, for any Distribution Date after the related Optional Termination Date, 1.50% per annum.

          Class MV-1 Net Rate Carryover Amount: For any Distribution Date on which the Class MV-1 Pass-Through Rate is based upon the Group 1 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class MV-1 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate, over (ii) the amount of interest accrued on the Class MV-1 Certificates at the Group 1 Net Rate Cap for such Distribution Date and (B) the Class MV-1 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class MV-1 Pass-Through Rate, without giving effect to the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate.

          Class MV-1 Pass-Through Rate: For the first Distribution Date, 2.420% per annum, and, for any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class MV-1 Margin and (ii) the Group 1 Net Rate Cap for such Distribution Date.

          Class MV-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the sum of the Certificate Principal Balances of the Class AV-1 and Class AV-2 Certificates (after taking into account distributions of the Class AV-1 and Class AV-2 Principal Distribution Amounts on such Distribution Date) and (B) the Certificate Principal Balance of the Class MV-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (a) 80.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date minus the OC Floor for Loan Group 1; provided, however that if the Class MV-1 Certificates are the only Class of Group 1 Certificates outstanding on such Distribution Date, the Class MV-1 Certificates will be entitled to receive the entire Principal Distribution Amount for Loan Group 1 until the Certificate Principal Balance of the Class MV-1 Certificates is reduced to zero.

          Class MV-2 Certificate: Any Certificate designated as a "Class MV-2 Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to distributions as set forth herein.

          Class MV-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MV-2 Certificates.

          Class MV-2 Current Interest: For any Distribution Date, the interest accrued during the related Accrual Period at the Class MV-2 Pass-Through Rate on the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MV-2 Interest Carry Forward Amount: For any Distribution Date, the excess of (a) the Class MV-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MV-2 Certificates with respect to interest on such prior Distribution Dates.

          Class MV-2 Margin: For any Distribution Date on or prior to the related Optional Termination Date, 2.00% per annum and, for any Distribution Date after the related Optional Termination Date, 3.00% per annum.

          Class MV-2 Net Rate Carryover Amount: For any Distribution Date on which the Class MV-2 Pass-Through Rate is based upon the Group 1 Net Rate Cap, the sum of (A) the excess of (i) the amount of interest the Class MV-2 Certificates would otherwise have accrued for such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate, over (ii) the amount of interest accrued on the Class MV-2 Certificates at the Group 1 Net Rate Cap for such Distribution Date and (B) the Class MV-2 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04, together with interest thereon at the Class MV-2 Pass-Through Rate, without giving effect to the Group 1 Net Rate Cap, up to but not exceeding the Maximum Rate.

          Class MV-2 Pass-Through Rate: For the first Distribution Date, 3.420% per annum. For any Distribution Date thereafter, the lesser of (i) One-Month LIBOR plus the Class MV-2 Margin, and (ii) the Group 1 Net Rate Cap for such Distribution Date.

          Class MV-2 Principal Distribution Amount: With respect to any Distribution Date the excess of (i) the sum of (A) the Class AV-1 and Class AV-2 Certificate Principal Balances (after taking into account distribution of the Class AV-1 and Class AV-2 Principal Distribution Amounts on such Distribution Date), (B) the Class MV-1 Certificate Principal Balance (after taking into account distribution of the Class MV-1 Principal Distribution Amount on such Distribution Date) and (C) the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date over (ii) the lesser of
(a) 87.10% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for such Distribution Date minus the OC Floor for Loan Group 1; provided, however that if the Class MV-2 Certificates are the only Class of Group 1 Certificates outstanding on such Distribution Date, the Class MV-2 Certificates will be entitled to receive the entire Principal Distribution Amount for Loan Group 1 until the Certificate Principal Balance of the Class MV-2 Certificates is reduced to zero.

          Class N Certificate: Any Certificate designated as a "Class N Certificate" on the face thereof, in the form of Exhibit B hereto, representing the right to distributions as set forth herein.

          Class N Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class N Certificates.

          Class N Principal Distribution Date: The first Distribution Date that occurs after the end of the latest Prepayment Charge Period for all Mortgage Loans that have a Prepayment Charge Period.

          Class X Certificate: Any Certificate designated as a "Class X Certificate" on the face thereof, in the form of Exhibit C hereto, representing the right to distributions as set forth herein.

          Class X Distributable Amount: With respect to any Distribution Date, the aggregate of amounts distributable on the Class X Interest for such Distribution Date as provided in the Preliminary Statement.

          Class X Interest: As defined in the Preliminary Statement.

          Closing Date: December 30, 2002.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Compensating Interest: With respect to any Mortgage Loan, an amount to be applied to the interest portion of a Prepayment Interest Shortfall on such Mortgage Loan pursuant to Section 4.02 hereof which amount in the aggregate in any month shall not exceed one half of the Servicing Fee.

          Confirmation And Agreement: Each Confirmation and Agreement dated November 21, 2002 evidencing a transaction between the applicable Cap Contract Counterparty and the Seller.

          Corporate Trust Office: The designated office of the Trustee in the State of New York where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, New York, New York 10286 (Attention: Corporate Trust MBS Administration), telephone:
(212) 815-3236, facsimile: (212) 815-3883.

          Credit Comeback Excess Amount: With respect to a Credit Comeback Loan and any Master Servicer Advance Date, the portion of the sum of the following (without duplication) attributable to the excess, if any, of the actual mortgage rate on a Credit Comeback Loan and the Mortgage Rate on such Credit Comeback Loan: (i) all scheduled interest collected during the related Due Period with respect to the Credit Comeback Loans, (ii) all Advances relating to interest with respect to the Credit Comeback Loans, (iii) all Compensating Interest with respect to the Credit Comeback Loans and (iv) Liquidation Proceeds with respect to the Credit Comeback Loans collected during the related Due Period (to the extent such Liquidation

Proceeds relate to interest), less all Nonrecoverable Advances relating to interest reimbursed during the related Due Period.

          Credit Comeback Loan: Any Mortgage Loan for which the related Mortgage Rate is subject to reduction for good payment history of Scheduled Payments by the related Mortgagor.

          Current Interest: With respect to each Class of the Certificates and each Distribution Date, the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Certificate Principal Balance of such Class, plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Cut-off Date: In the case of any Mortgage Loan, the later of (x) December 1, 2002 and (y) the date of origination of such Mortgage Loan.

          Cut-off Date Principal Balance: As to any Actuarial Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all payments of principal due on or prior to the Cut-off Date, whether or not received, and all Principal Prepayments received on or prior to the Cut-off Date, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. As to any Simple Interest Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all payments of principal received on or prior to the Cut-off Date and all Principal Prepayments received on or prior to the Cut-off Date.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

          Definitive Certificates: As defined in Section 5.06.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

          Delay Delivery Mortgage Loans: The Mortgage Loans identified on the schedule of Mortgage Loans hereto set forth on Exhibit F-2 hereof for which all or a portion of a related Mortgage File is not delivered to the Trustee on or prior to the Closing Date. The Depositor shall deliver (or cause delivery of) the Mortgage Files to the Trustee: (A) with respect to at least 50% of the Mortgage Loans, not later than the Closing Date, (B) with respect to at least an additional 40% of the Mortgage Loans, not later than 20 days after the Closing Date, and (C) with respect to the remaining 10% of the Mortgage Loans, not later than thirty days after the Closing Date. To the extent that Countrywide Home Loans, Inc. shall be in possession of any

Mortgage Files with respect to any Delay Delivery Loan, until delivery to of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Home Loans, Inc. shall hold such files as agent and in trust for the Trustee.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

          Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: CWABS, Inc., a Delaware corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit O.

          Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date: As to any Distribution Date, 1:00 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in January 2003.

          Due Date: With respect to any Mortgage Loan and Due Period, the due date for scheduled payments of interest and/or principal on that Mortgage Loan occurring in such Due Period as provided in the related Mortgage Note.

          Due Period: With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the Due Date in the month in which such Distribution Date occurs.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively (which, in the case of S&P, is A-1+), at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          Eligible Repurchase Month: As defined in Section 3.12(c) hereof.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the applicable requirements of the Underwriter's Exemption.

          ERISA-Restricted Certificates: The Class A-R Certificates, Class N Certificates, Class X Certificates and Certificates of any Class that ceases to satisfy the applicable rating requirement under the Underwriter's Exemption.

          Event of Default: As defined in Section 7.01 hereof.

          Excess Proceeds: With respect to any Liquidated Loan, any Liquidation Proceeds that are in excess of the sum of (i) the unpaid principal balance of such Liquidated Loan as of the date of such liquidation plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders (and not reimbursed to the Master Servicer) up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan outstanding during each Due Period as to which such interest was not paid or advanced.

          Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          First Cap Contract: Collectively, the transactions evidenced by the related Confirmation And Agreement (as assigned to the Trustee pursuant to the related Cap Contract Assignment Agreement) with respect to the Group 1 Mortgage Loans, a form of which is attached hereto as Exhibit R-1.

          Fiscal Agent: As described in the Class AF-5 Policy.

          Fixed Rate Mortgage Loans: The group of Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed for the life of the related Mortgage and any Credit Comeback Loans, including in each case any Mortgage Loans delivered in replacement thereof.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Georgia Act: As defined in Section 2.03(b)(lix).

          Gross Margin: The percentage set forth in the related Mortgage Note for the Adjustable Rate Mortgage Loans to be added to the Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule for the Adjustable Rate Mortgage Loans.

          Group 1 Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.08 in the name of the Trustee for the benefit of the Group 1 Certificateholders and designated "The Bank of New York in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5". Funds in the Group 1 Carryover Reserve Fund shall be held in trust for the Group 1 Certificateholders for the uses and purposes set forth in this Agreement.

          Group 1 Certificateholders: Holders of the Group 1 Certificates.

          Group 1 Certificates: The Class AV-1, Class AV-2, Class MV-1, Class MV-2 and the Class BV Certificates.

          Group 1 Cumulative Loss Trigger Event: With respect to a Distribution Date after the Group 1 Stepdown Date exists if the aggregate amount of Realized Losses on the Group 1 Mortgage Loans from (and including) the Cut-off Date for each Mortgage Loan in Group 1 to (and including) the last day of the related Due Period exceeds the applicable percentage, for such Distribution Date, of the Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 1, as set forth below:

               Distribution Date                                 Percentage
               -----------------                                 ----------
               January 2006-- December 2006..................    2.750%
               January 2007-- December 2007..................    4.000%
               January 2008-- December 2008..................    5.250%
               January 2009 and thereafter...................    5.750%

          Group 1 Delinquency Trigger Event: With respect to any Distribution Date after the Group 1 Stepdown Date exists if (i) the product of (A) 2.32 and
(B) the fraction (expressed as a percentage) (1) the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in Loan Group 1 that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in Group 1 the Mortgagor of which was subject to bankruptcy proceedings and Mortgage Loans in Group 1 in foreclosure and REO Properties ) and (2) the denominator of which is the aggregate Stated Principal Balance of all Mortgage Loans in Group 1 for such Distribution Date, equals or exceeds (ii) the Group 1 Required Percentage.

          Group 1 Excess Cashflow: With respect to any Distribution Date the sum of (i) the amount remaining after the distribution of interest to Certificateholders of Group 1 Certificates for such Distribution Date pursuant to clauses (i) through (iv) of Section 4.04(a), and (ii) the amount remaining after the distribution of principal to Certificateholders for such Distribution Date pursuant to clauses (i)(A) through(D) or (ii) (A) through
(D), as applicable, of Section 4.04(e).

          Group 1 Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as "Group 1 Mortgage Loans", including in each case any Mortgage Loans delivered in replacement thereof.

          Group 1 Net Rate Cap: The weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1 as in effect on the Due Date in the month preceding the month in which the applicable Distribution Date Occurs, adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related interest accrual period an a 360-day year.

          Group 1 Required Percentage: With respect to a Distribution Date after the Group 1 Stepdown Date, the fraction (expressed as a percentage) of
(1) the numerator of which is the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans in Group 1 for the preceding Distribution Date over (b) (i) before the Certificate Principal Balances of the Class

AV-1 and Class AV-2 Certificates have been reduced to zero, the sum of the Certificate Principal Balance of the Class AV-1 Certificates and the Certificate Principal Balance of the Class AV-2 Certificates, or (ii) after the Certificate Principal Balances of the Class AV-1 and Class AV-2 Certificates have been reduced to zero, the Certificate Principal Balance of the most senior class of Group 1 Certificates outstanding as of the preceding Master Servicer Advance Date and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Group 1 for the preceding Distribution Date.

          Group 1 Stepdown Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class AV-1 Certificates and the Class AV-2 Certificates are reduced to zero, and (ii) the later to occur of (x) the Distribution Date in January 2006 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class AV-1 and Class AV-2 Certificates (after calculating anticipated distributions on such Distribution Date) is less than or equal to 66.80% of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1 for such Distribution Date.

          Group 1 Trigger Event: With respect to any Distribution Date after the Group 1 Stepdown Date, either a Group 1 Delinquency Trigger Event or a Group 1 Cumulative Loss Trigger Event.

          Group 2 Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.08 in the name of the Trustee for the benefit of the Group 2 Certificateholders and designated "The Bank of New York in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5". Funds in the Carryover Reserve Fund shall be held in trust for the Group 2 Certificateholders for the uses and purposes set forth in this Agreement.

          Group 2 Certificateholders: Holders of the Group 2 Certificates.

          Group 2 Certificates: The Class AF-1, Class AF-2, Class AF-3, Class AF-4. Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF and Class A-R Certificates.

          Group 2 Class A Certificates: The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates and the Class AF-6 Certificates.

          Group 2 Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (1) the aggregate Certificate Principal Balance of the Group 2 Class A Certificates immediately prior to such Distribution Date over (2) the lesser of (A) 71.50% of the aggregate Stated Principal Balances of the Mortgage Loans in Loan Group 2 for such Distribution Date and (B) the aggregate Stated Principal Balances of the Mortgage Loans in Loan Group 2 for such Distribution Date minus the OC Floor for Loan Group 2.

          Group 2 Cumulative Loss Trigger Event: With respect to a Distribution Date after the Group 2 Stepdown Date exists if the aggregate amount of Realized Losses on the Group 2 Mortgage Loans from (and including) the Cut-off Date for each Mortgage Loan in Group 2 to (and including) the last day of the related Due Period exceeds the applicable percentage, for such

Distribution Date, of the Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 2, as set forth below:

               Distribution Date                                   Percentage
               -----------------                                   ----------
               January 2006-- December 2006....................    2.250%
               January 2007-- December 2007....................    3.250%
               January 2008-- December 2008....................    4.375%
               January 2009 and thereafter.....................    5.375%

          Group 2 Delinquency Trigger Event: With respect to any Distribution Date after the Group 2 Stepdown Date exists if (i) the product of (A) 2.00 and
(B) the fraction (expressed as a percentage) (1) the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in Loan Group 2 that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in Group 2 the Mortgagor of which was subject to bankruptcy proceedings and Mortgage Loans in Group 2 in foreclosure and REO Properties) and (2) the denominator of which is the aggregate Stated Principal Balance of all Mortgage Loans in Group 2 for such Distribution Date, equals or exceeds (ii) the Group 2 Required Percentage.

          Group 2 Excess Cashflow: With respect to any Distribution Date the sum of (i) the amount remaining after the distribution of interest to Certificateholders of Group 2 Certificates and payment to MBIA for such Distribution Date pursuant to clauses (i) through (vii) of Section 4.04(b), and (ii) the amount remaining after the distribution of principal to Certificateholders and any payments to MBIA for such Distribution Date pursuant to clauses (iii)(A) through (F) or (iv)(A) through (E) of Section 4.04(e).

          Group 2 Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as "Group 2 Mortgage Loans", including any Mortgage Loans delivered in replacement thereof.

          Group 2 Net Rate Cap: The weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2 as in effect on the Due Date in the month preceding the month in which the related Distribution Date occurs, adjusted, in the case of the Class AF-1 Certificates, to an effective rate for the related Accrual Period reflecting the calculation of interest on the basis of the actual number of days elapsed during the related interest accrual period and a 360-day year.

          Group 2 Required Percentage: With respect to a Distribution Date after the Group 2 Stepdown Date, the fraction (expressed as a percentage) of
(1) the numerator of which is the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans in Group 2 for the preceding Distribution Date over (b) (i) before the Certificate Principal Balances of the Group 2 Class A Certificates have been reduced to zero, the aggregate Certificate Principal Balances of the Group 2 Class A Certificates, or (ii) after the Certificate Principal Balances of the Group 2 Class A Certificates have been reduced to zero, the Certificate Principal Balance of the most senior class of Group 2 Certificates outstanding as of the preceding Master Servicer Advance Date and
(2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Group 2 for the preceding Distribution Date.

          Group 2 Stepdown Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Group 2 Class A Certificates are reduced to zero, and (ii) the later to occur of (x) the Distribution Date in January 2006 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Group 2 Class A Certificates (after calculating anticipated distributions on such Distribution
Date) is less than or equal to 71.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Group 2 for such Distribution Date.

          Group 2 Trigger Event: With respect to any Distribution Date after the Group 2 Stepdown Date, either a Group 2 Delinquency Trigger Event or a Group 2 Cumulative Loss Trigger Event.

          Index: As to any Adjustable Rate Mortgage Loan on any Adjustment Date related thereto, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index in general being the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, as most recently announced as of a date 45 days prior to such Adjustment Date or, if the Index ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then the Index shall be a new index selected by the Master Servicer, based on comparable information.

          Initial Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

          Initial Certificate Account Deposit: An amount equal to the aggregate of all amounts in respect of (i) principal of the Mortgage Loans due on or after the Cut-off Date and received by the Master Servicer before the Closing Date and not applied in computing the Cut-off Date Principal Balance thereof and (ii) interest on the Mortgage Loans due on and after the Cut-off Date and received by the Master Servicer before the Closing Date.

          Initial Certificate Principal Balance: With respect to any Certificate (other than the Class X Certificates) the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

          Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy and including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Master Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Insured Payment: With respect to any Distribution Date, the sum of
(i) the excess, if any, of Required Distributions for such Distribution Date over the amount of funds available to make distributions on the Class AF-5 Certificates, pursuant to Sections 4.04(b), (e), (f) and (h) on such Distribution Date and (ii) any amount previously distributed to a Class AF-5 Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Interest Carry Forward Amount: With respect to each Class of the Certificates (other than the Class X Certificates, the Class N Certificates and the Class A-R Certificates) and each Distribution Date, the excess of (i) the Current Interest for such Class with respect to prior Distribution Dates over (ii) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates.

          Interest Determination Date: With respect to the first Accrual Period, December 26, 2002. With respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          Interest Funds: With respect to a Loan Group or Loan Subgroup are equal to (1) the sum of the Interest Remittance Amount for such Loan Group or Loan Subgroup, less (2) the Trustee Fee allocable to such Loan Group or Loan Subgroup.

          Interest Remittance Amount: With respect to the Mortgage Loans in each Loan Group or Loan Subgroup (as applicable) and any Master Servicer Advance Date, the sum, without duplication, of (i) all scheduled interest collected during the related Due Period (for the avoidance of doubt, other than Credit Comeback Excess Amounts, if any) with respect to the Mortgage Loans in such Loan Group or Loan Subgroup less the related Servicing Fee, (ii) all related Advances relating to interest with respect to the Mortgage Loans in such Loan Group or Loan Subgroup, (iii) all Compensating Interest with respect to the Mortgage Loans in such Loan Group or Loan Subgroup, (iv) Liquidation Proceeds with respect to the Mortgage Loans in such Loan Group or Loan Subgroup collected during the related Due Period (to the extent such Liquidation Proceeds relate to interest) and (v) the Seller Shortfall Interest Requirement with respect to such Loan Group or Loan Subgroup, less all Nonrecoverable Advances relating to interest reimbursed during the related Due Period.

          Latest Possible Maturity Date: The Distribution Date in December
2032.

          LIBOR Business Day: Any day on which banks in the City of London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

          Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer has certified (in accordance with Section 3.12) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances.

          Litton: Litton Loan Servicing, LP.

          Loan Group: Either of the Group 1 Mortgage Loans or Group 2 Mortgage Loans.

          Loan Group 1: The Loan Subgroup 1A and Loan Subgroup 1B Mortgage
Loans.

          Loan Group 1 Expense Fee Rate: The sum of (i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

          Loan Group 1 Extra Principal Distribution Amount: With respect to any Distribution Date, (a) for Loan Group 1 is the lesser of (1) the Loan Group 1 Overcollateralization Deficiency Amount for such Distribution Date, and (2) the Group 1 Excess Cashflow for such Distribution Date and (b) for any Loan Subgroup of Loan Group 1, is the lesser of (1) the Loan Group 1 Overcollateralization Deficiency Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance Amount for such Loan Subgroup and the denominator of which is the Principal Remittance Amount for Loan Group 1, and (2) the Subgroup Excess Cashflow Allocation Amount for such Distribution Date.

          Loan Group 1 Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Loan Group 1 Overcollateralization Target Amount exceeds the Overcollateralized Amount for Loan Group 1 on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group 1 on such Distribution Date).

          Loan Group 1 Overcollateralization Target Amount: (a) On the Closing Date and each date prior to the Group 1 Stepdown Date, an amount equal to 3.40% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 1, and (b) on and after the Loan Group 1 Stepdown Date, an amount equal to 6.80% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for the current Distribution Date, subject to a minimum amount equal to the OC Floor for Loan Group 1; provided, however, that, if on any Distribution Date, a Group 1 Trigger Event has occurred, the Loan Group 1 Overcollateralization Target Amount shall be the Loan Group 1 Overcollateralization Target Amount on the Closing Date.

          Loan Group 2: The Group 2 Mortgage Loans.

          Loan Group 2 Expense Fee Rate: The sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Class AF-5 Premium Rate.

          Loan Group 2 Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (1) the Loan Group 2
Overcollateralization Deficiency Amount for such Distribution Date for Loan Group 2, and (2) Group 2 Excess Cashflow for such Distribution Date.

          Loan Group 2 Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Loan Group 2 Overcollateralization Target Amount exceeds the Overcollateralized Amount for Loan Group 2 on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group 2 on such Distribution Date).

          Loan Group 2 Overcollateralization Target Amount: (a) On the Closing Date and each date prior to the Group 2 Stepdown Date, an amount equal to 3.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 2, and (b) on and after the Loan Group 2 Stepdown Date, an amount equal to 6.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for the current Distribution Date, subject to a minimum amount equal to the OC Floor for Loan Group 2; provided, however, that, if on any Distribution Date, a Group 2 Trigger Event has occurred, the Loan Group 2 Overcollateralization Target Amount shall be the Loan Group 2 Overcollateralization Target Amount on the Closing Date.

          Loan Subgroup 1A: The Loan Subgroup 1A Mortgage Loans.

          Loan Subgroup 1A Deficiency Amount: The excess, if any, of the Certificate Principal Balance of the Class AV-1 Certificates over the Stated Principal Balance of the Mortgage Loans in Loan Subgroup 1A.

          Loan Subgroup 1B: The Loan Subgroup 1B Mortgage Loans.

          Loan Subgroup 1B Deficiency Amount: The excess, if any, of the Certificate Principal Balance of the Class AV-2 Certificates over the Stated Principal Balance of the Mortgage Loans in Loan Subgroup 1B.

          Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Majority Holder: The Holders of Certificates evidencing at least 51% of the Voting Rights allocated to such Class of Certificates.

          Master Servicer: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date: As to any Distribution Date, 1:00 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Master Servicer Prepayment Charge Payment Amount: The amounts (i) payable by the Master Servicer in respect of any Prepayment Charges waived other than in accordance with the standard set forth Section 3.20, or (ii) collected from the Master Servicer in its capacity as Seller in respect of a remedy for the breach of the covenant made by the Master Servicer in its capacity as Seller set forth in Section 3.20.

          Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

          Maximum Rate: With respect to the Group 1 Certificates and any Distribution Date, the sum of:

          (a) the weighted average Adjusted Maximum Mortgage Rate of the Group 1 Mortgage Loans multiplied by a fraction (not less than one), the numerator of which is the aggregate Stated Principal Balance of the Group 1 Mortgage Loans for such Distribution Date and the denominator of which is the aggregate Certificate Principal Balances of the Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Certificates on such Distribution Date (prior to giving effect to distributions on such Distribution Date), and

          (b) a fraction, expressed as a percentage, the numerator of which is the product of the aggregate amount received in respect of the Cap Contracts for such Distribution Date multiplied by twelve, and the denominator of which is the aggregate Certificate Principal Balances of the Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Certificates on such Distribution Date (prior to giving effect to distributions on such Distribution Date), adjusted, in the case of the rate calculated by each of clause (a) and
(b), to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related interest accrual period and a 360-day year.

          MBIA: MBIA Insurance Corporation, a subsidiary of MBIA Inc., organized and created under the laws of the State of New York, or any successor thereto.

          MBIA Contact Person: The officer designated by the Master Servicer to provide information to MBIA pursuant to Section 4.06(i).

          MBIA Default: As defined in Section 4.06(l).

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R)System.

          MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

          Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

          MOM Loan: Any Mortgage Loan, as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.05; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.05.

          Moody's: Moody's Investors Service, Inc. and its successors.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Exhibit F-1, setting forth in the following information with respect to each Mortgage Loan:

                    (i)     the loan number;

                    (ii)    the Loan Group and Loan Subgroup, if applicable;

                    (iii)   the Appraised Value;

                    (iv)    the Initial Mortgage Rate;

                    (v)     the maturity date;

                    (vi)    the original principal balance;

                    (vii)   the Cut-off Date Principal Balance;

                    (viii)  the first payment date of the Mortgage Loan;

                    (ix)    the Scheduled Payment in effect as of the Cut-off
                            Date;

                    (x) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, at origination;

                    (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                    (xii) a code indicating whether the residential dwelling is either (a) a detached single family dwelling,
                            (b) a condominium unit or (c) a two- to four-unit residential property;

                    (xiii) a code indicating whether such Mortgage Loan is a Credit Comeback Loan;

                    (xiv)   with respect to each Adjustable Rate Mortgage
                            Loan:

                                      (a) the frequency of each Adjustment
                                      Date;

                                      (b) the next Adjustment Date;

                                      (c) the Maximum Mortgage Rate

                                      (d) the Minimum Mortgage Rate;

                                      (e) the Mortgage Rate as of the Cut-off
                                      Date;

                                      (f) the related Periodic Rate Cap;

                                      (g) the Gross Margin;

                                      (h) the purpose of the Mortgage Loan;

                    (xv) a code indicating whether the Mortgage Loan is subject to the Oakland Ordinance; and

                    (xvi) a code indicating whether the Mortgage Loan is a Simple Interest Mortgage Loan.

Such schedule shall also set forth the total of the amounts described under
(vii) above for all of the Mortgage Loans and each Loan Group or Loan Subgroup (as applicable).

          Mortgage Loans: Such of the Group 1 Mortgage Loans and Group 2 Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time; provided, however, the Mortgage Rate for each Credit Comeback Loan shall be treated for all purposes of payments on the Certificates, including the calculation of the Pass-Through Rates, the Maximum Rate and the Net Rate Cap, as reduced by 1.50% per annum from the related mortgage rate at origination, whether or not the Mortgagor actually qualifies for such reduction pursuant to the terms of the related Mortgage or Mortgage Note.

          Mortgaged Property: The underlying property securing a Mortgage
Loan.

          Mortgagor: The obligors on a Mortgage Note.

          NAS Principal Distribution Amount: With respect to any Distribution Date, the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class AF-6 Certificates and the denominator of which is the aggregate Certificate Principal Balances of the Group 2 Class A Certificates, in each case immediately prior to such Distribution Date, (y) the Principal Distribution Amount for Group 2 or the Group 2 Class A Principal Distribution Amount, as applicable, for such Distribution Date and (z) the applicable percentage for such Distribution Date set forth in the following table:

               Distribution Date                               Percentage

               January 2003-- December 2005...........                 0%
               January 2006-- December 2007...........                45%
               January 2008-- December 2008...........                80%
               January 2009-- December 2009...........               100%
               January 2010 and thereafter............               300%

          Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

          Net Rate Cap: (i) With respect to the Group 1 Certificates, the Group 1 Net Rate Cap (ii) with respect to the Group 2 Certificates, the Group 2 Net Rate Cap.

          Net Rate Carryover: The Class AV-1 Net Rate Carryover Amount, the Class AV-2 Net Rate Carryover Amount, the Class MV-1 Net Rate Carryover Amount, the Class MV-2 Net Rate Carryover Amount, the Class BV Net Rate Carryover Amount, the Class AF-1 Interest Carryover Amount, the Class AF-2 Interest Carryover Amount, the Class AF-3 Interest

Carryover Amount, the Class AF-4 Interest Carryover Amount, the Class AF-5 Interest Carryover Amount, the Class AF-6 Interest Carryover Amount, the Class MF-1 Net Rate Carryover Amount, the Class MF-2 Net Rate Carryover Amount or the Class BF Net Rate Carryover Amount as applicable.

          NIM Insurer: Any insurer guarantying at the request of the Seller certain payments under notes backed principally by the Class N and Class X Certificates.

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Non-United States Person : A Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor.

          Oakland Ordinance: As defined in Section 2.03(b)(lxxiv).

          OC Floor: For any Distribution Date for any Loan Group, 0.50% of the Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group as of the Cut-off Date.

          Officer's Certificate: A certificate (i) in the case of the Depositor, signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, (ii) in the case of the Master Servicer, signed by the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc., its general partner or (iii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR calculated for the first Accrual Period shall equal 1.814% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Trustee and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 6.04 or 10.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination: The termination of the Trust Fund provided hereunder pursuant to the purchase of the Mortgage Loans pursuant to the last sentence of Section 9.01 hereof.

          Optional Termination Date: The first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

          Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Master Servicer or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Master Servicer.

          OTS: The Office of Thrift Supervision.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Distribution Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

          Overcollateralized Amount: For any Distribution Date for any Loan Group, the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Due Period exceeds (y) the aggregate

Certificate Principal Balance of the classes of Certificates with respect to such Loan Group as of such Distribution Date (after giving effect to distributions of the Principal Remittance Amount for such Loan Group or Loan Subgroup (as applicable) on such Distribution Date).

          Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate: The Class AF-1 Pass-Through Rate, the Class AF-2 Pass-Through Rate, the Class AF-3 Pass-Through Rate, the Class AF-4 Pass-Through Rate, the Class AF-5 Pass-Through Rate, the Class AF-6 Pass-Through Rate, the Class MF-1 Pass-Through Rate, the Class MF-2 Pass-Through Rate, the Class BF Pass-Through Rate, the Class AV-1 Pass-Through Rate, the Class AV-2 Pass-Through Rate, the Class MV-1 Pass-Through Rate, the Class MV-2 Pass-Through Rate or the Class BV Pass-Through Rate, as applicable.

          Percentage Interest: With respect to any Certificate (other than the Class X or Class A-R Certificates), a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate Certificate Principal Balance of the related Class. With respect to the Class X and Class A-R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.

          Periodic Rate Cap: As to substantially all Adjustable Rate Mortgage Loans and the related Mortgage Notes, the provision therein that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than three percentage points.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (iii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates);

            (iv) [Reserved];

            (v) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates);

            (vi) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates);

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (except (x) if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates);

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency or such lower rating as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates);

            (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as each Rating Agency has confirmed in writing will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by such Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates); and

            (xi) such other relatively risk free investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the

     Certificates by any Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates), as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Certificate Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par. For purposes of determining whether an investment satisfies any rating requirement from S&P, the criteria in Exhibit U shall apply.

          Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to the Certificates.

          Prepayment Charge: As to a Mortgage Loan, any charge paid by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in the Prepayment Charge Schedule.

          Prepayment Charge Period: As to any Mortgage Loan the period of time during which a Prepayment Charge may be imposed.

          Prepayment Charge Schedule: As of the Cut-off Date, a list attached hereto as Schedule I (including the Prepayment Charge Summary attached thereto), setting forth the following information with respect to each Prepayment Charge:

                    (i)     the Mortgage Loan identifying number;

                    (ii)    a code indicating the type of Prepayment Charge;

                    (iii)   the state of origination of the related Mortgage
                            Loan;

                    (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

                    (v)     the term of the related Prepayment Charge; and

                    (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date.

          The Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with the provisions of this Agreement and a copy of each related amendment shall be furnished by the Master Servicer to the Class N and Class X Certificateholders and the NIM Insurer.

          Prepayment Interest Excess: With respect to any Distribution Date, for each Actuarial Mortgage Loan that was the subject of a Principal Prepayment during the period from the second day through the fifteenth day of the month of such Distribution Date, any payment of interest received in connection therewith (net of any applicable Servicing Fee) representing interest accrued for any portion of such month of receipt.

          Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during (i) the Prepayment Period with respect to a Simple Interest Mortgage Loan or (ii) with respect to an Actuarial Loan, the period from the sixteenth day of the month preceding such Distribution Date, or in the case of the first Distribution Date, from December 1, 2002 through and including the last day of the month preceding such Distribution Date (in each case, other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.12 or 9.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such liquidation proceeds.

          Prepayment Period: As to any Distribution Date, (i) with respect to Actuarial Mortgage Loans, the period beginning with the opening of business on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or, with respect to the first Distribution Date, the period from December 1, 2002) and ending on the close of business on the fifteenth day of the month in which such Distribution Date occurs or (ii) with respect to Simple Interest Mortgage Loans, the calendar month preceding such Distribution Date.

          Principal Distribution Amount: With respect to the Distribution Date occurring in January 2003 and a Loan Group, the sum of (i) the Principal Remittance Amount for such Loan Group or Loan Subgroup (as applicable) for such Distribution Date, (ii) the funds withdrawn from the Principal Reserve Fund allocable to such Loan Group or Loan Subgroup and deposited in the Distribution Account pursuant to Section 3.05(e) and (iii) the Extra Principal Distribution Amount for such Loan Group or Loan Subgroup for such Distribution Date. With respect to each subsequent Distribution Date and a Loan Group, the sum of (i) the Principal Remittance Amount for such Loan Group or Loan Subgroup (as applicable) for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Loan Group or Loan Subgroup for such Distribution Date.

          Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 2.04, 3.12 and 9.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Remittance Amount: With respect to each Loan Group or Loan Subgroup (a) the sum, without duplication, of: (i) the scheduled principal collected with respect to the Actuarial Mortgage Loans during the related Due Period or advanced on or before the related Master Servicer Advance Date, (ii) prepayments collected in the related Prepayment Period, with respect to the Actuarial Mortgage Loans and, with respect to the Simple Interest Mortgage Loans, all payments received from the borrower which are allocable to principal, (iii) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller or purchased by the Master Servicer or Litton, as special servicer, (iv) the amount, if any, by which the aggregate unpaid principal balance of any Replacement Mortgage Loans is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans delivered by the Seller in connection with a substitution of a Mortgage Loan and (v) all Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds related to principal); less (b) all non-recoverable Advances relating to principal and certain expenses reimbursed during the related Due Period, in each case with respect to the Mortgage Loans in such Loan Group or Loan Subgroup.

          Principal Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05(e) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of CWABS, Inc., Asset-Backed Certificates, Series 2002-5". Funds in the Principal Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created under this Agreement. Any investment income earned from Permitted Investments made with funds in the Principal Reserve Fund will be for the account of the Seller.

          Private Certificates: The Class N and Class X Certificates.

          Proportionate Holder: As defined in Section 8.11.

          Prospectus Supplement: The Prospectus Supplement dated December 19, 2002, relating to the public offering of the Certificates offered thereby.

          PUD: A Planned Unit Development.

          Purchase Price: With respect to any Mortgage Loan (x) required to be
(1) repurchased by the Seller or purchased by the Master Servicer, as applicable, pursuant to Section 2.02, 2.03 or 3.12 hereof or (2) repurchased by the Depositor pursuant to Section 2.04 hereof, or (y) that the Master Servicer has a right to purchase pursuant to Section 3.12 hereof, an amount equal to the sum of (i) 100% of the unpaid principal balance (or, if such purchase or repurchase, as the case may be, is effected by the Master Servicer, the Stated Principal Balance) of the Mortgage Loan as of the date of such purchase and (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such purchase or repurchase, as the case may be, is effected by the Master Servicer, at the Net Mortgage Rate) from (a) the date through which interest was last paid by the Mortgagor (or, if such purchase or repurchase, as the case may be, is effected by the Master Servicer, the date through which interest was last advanced and not reimbursed by the Master Servicer) to (b) the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Rating Agency: Moody's and S&P. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, (i) if the value of the related Mortgaged Property was reduced below the principal balance of the related Mortgage Note, the amount by which the value of the Mortgaged Property was reduced below the principal balance of the related Mortgage Note, and (ii) if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation plus any reduction in the interest component of the Scheduled Payments. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the related Scheduled Payment was reduced.

          Record Date: With respect to any Distribution Date and (i) the Loan Group 1 Certificates and the Class AF-1 Certificates, the last Business Day immediately preceding such Distribution Date, or if such Certificates are no longer Book-Entry Certificates, the last Business Day of the month preceding the month of such Distribution Date, (ii) the Loan Group 2 Certificates (other than the Class AF-1) and the Class N and Class X Certificates, the last Business Day of the month preceding the month of a Distribution Date.

          Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding balance of the Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV and Class AF-1 Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding balance of the Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV and Class AF-1 Certificates on such Interest Determination Date.

          Reference Banks: Barclays Bank PLC, Deutsche Bank and NatWest, N.A., provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the

Depositor, the Seller or the Master Servicer and (iii) which have been designated as such by the Trustee.

          Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          Regular Certificate: Any Certificate other than the Class A-R Certificates.

          Reimbursement Amount: The amount of all Insured Payments and other payments made by MBIA pursuant to the Class AF-5 Policy which have not been previously repaid (without any interest on such amount).

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Report: A report prepared by the Master Servicer and delivered to the Trustee and the NIM Insurer in accordance with Section 4.04.

          REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Replacement Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit N,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage
Loan: (a) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (c) have the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan; and
(d) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, no higher than that of the Deleted Mortgage Loan; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or visa versa; (viii) provide for a prepayment charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (ix) have the same lien priority as the Deleted Mortgage Loan; (x) constitute the same occupancy type as the Deleted Mortgage Loan; (xi) with respect to any Group 2 Mortgage Loan, have had an original Stated Principal Balance that conformed to the loan limits of Fannie Mae, and (xii) comply with each representation and warranty set forth in Section 2.03 hereof.

          Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Distributions: With respect to any Distribution Date and the Class AF-5 Certificates, the sum without duplication of (i) the related Current Interest for such Distribution Date, net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar state or local laws, and (ii) the amount of any Class AF-5 Realized Losses on such Distribution Date.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Required Secondary Group 1 Carryover Reserve Fund Deposit: With respect to any Distribution Date, an amount equal to the excess of (i) $10,000 over (ii) the amount of funds on deposit in the Group 1 Carryover Reserve Fund.

          Required Secondary Group 2 Carryover Reserve Fund Deposit: With respect to any Distribution Date, an amount equal to the excess of (i) $10,000 over (ii) the amount of funds on deposit in the Group 2 Carryover Reserve Fund.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rule 144A: Rule 144A under the Securities Act.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

          Second Cap Contract: Collectively, the transactions evidenced by the related Confirmation And Agreement (as assigned to the Trustee pursuant to the related Cap Contract Assignment Agreement) with respect to the Group 1 Mortgage Loans, a form of which is attached hereto as Exhibit R-2.

          Securities Act: The Securities Act of 1933, as amended.

          Seller: Countrywide Home Loans, Inc., a New York corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Seller Shortfall Interest Requirement: With respect to the January 2003 Distribution Date, a payment (if any) in an amount equal to 30 days' interest on the Stated Principal Balance of each Mortgage Loan that does not have a scheduled payment of interest due in the relevant Due Period at the Mortgage Rate for such Mortgage Loan less the Servicing Fee

Rate for such Mortgage Loan. The Seller Shortfall Interest Requirement for all other Distribution Dates shall be zero.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and
(iv) compliance with the obligations under Section 3.10.

          Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest that accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

          Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Simple Interest Method: The method of allocating a payment to principal and interest pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was received and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

          Simple Interest Mortgage Loan: Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.

          Stated Principal Balance: With respect to any Mortgage Loan or related REO Property (i) as of the Cut-off Date, the unpaid principal balance of the Mortgage Loan as of such date (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to any partial prepayments or Liquidation Proceeds received prior to such date and to the payment of principal due (with respect to Actuarial Mortgage Loans) or actually paid (with respect to Simple Interest Mortgage Loans) on or prior to such date and irrespective any delinquency in payment by the related mortgagor with respect to Actuarial Mortgage Loans, and
(ii) as of any Distribution Date, the Stated Principal Balance of the Mortgage Loan as of its Cut-off Date, minus the sum of (a) the principal portion of (i) for the Actuarial Mortgage Loans, the Scheduled Payments (x) due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date and (y) that were received by the

Master Servicer as of the close of business on the Determination Date related to such Distribution Date or with respect to which Advances were made as of the Master Servicer Advance Date related to such Distribution Date, or (ii) for Simple Interest Mortgage Loans, actual payments due with respect to the Mortgage Loans on or prior to the end of the most recent Due Period that were received by the Master Servicer as of the close of business on the Determination Date related to such Distribution Date, (b) all Principal Prepayments with respect to such Mortgage Loan received by the Master Servicer during each Prepayment Period ending prior to such Distribution Date, and (c) all Liquidation Proceeds collected with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.12. The Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Loan will be zero on the Distribution Date following the Due Period in which such Mortgage Loan becomes a Liquidated Loan. References herein to the Stated Principal Balance of the Mortgage Loans at any time shall mean the aggregate Stated Principal Balances of all Mortgage Loans in the Trust Fund as of such time, and references herein to the Stated Principal Balance of a Loan Group or a Loan Subgroup, at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group or Loan Subgroup, at such time.

          Subgroup Excess Cashflow Allocation Amount: With respect to any Distribution Date and any Loan Subgroup, the product of (i) the Group 1 Excess Cashflow for such Distribution Date multiplied by (ii) a fraction, the numerator of which is the Principal Remittance Amount for such Loan Subgroup for such Distribution Date and the denominator of which is the Principal Remittance Amount for Loan Group 1.

          Subordinate Certificates: With respect to the Loan Group 1 Certificates, the Class MV-1, Class MV-2 and Class BV Certificates, and with respect to the Loan Group 2 Certificates, the Class MF-1, Class MF-2 and Class BF Certificates.

          Subservicer: As defined in Section 3.02(a).

          Subservicing Agreement: As defined in Section 3.02(a).

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(c), the excess of (x) the principal balance of the Mortgage Loan that is substituted for, over (y) the principal balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-1T. Initially, this person shall be the Trustee.

          Tax Matters Person Certificate: With respect to the Upper Tier and Lower Tier REMICs, the Class A-R Certificate with a Denomination of $0.01.

          Terminator: As defined in Section 9.01.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto on and after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Certificate Account pursuant to Section 3.05(b)(ii); (ii) the Certificate Account, the Distribution Account, the Group 1 Carryover Reserve Fund, the Group 2 Carryover Reserve Fund, the Principal Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) each Cap Contract; (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (v) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loan; (vi) the rights of the Trustee, for the benefit of the Class AF-5 Certificateholders under the Class AF-5 Policy, and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

          Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

          Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor, which is 0.009% per annum.

          Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          Unpaid Realized Loss Amount: For any Class of Subordinate Certificates, the portion of the aggregate Applied Realized Loss Amount previously allocated to that Class remaining unpaid from prior Distribution Dates.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificates for purposes of the voting provisions hereunder. Voting Rights allocated to each Class of Certificates shall be allocated 96% to the Certificates other than the Class A-R, Class N and Class X Certificates (with the allocation among the Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes), and 1% to each of the Class A-R, Class N and Class X Certificates. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

          Section 1.02 Certain Interpretive Provisions.

          All terms defined in this Agreement shall have the defined meanings when used in any certificate, agreement or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Articles 8 and 9 of the UCC and not otherwise defined in this Agreement are used as defined in those Articles;
(c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate, agreement or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate, agreement or document); (d) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (h) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any agreement refer to that agreement as amended from time to time; and (g) references to any Person include that Person's permitted successors and assigns.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          Section 2.01 Conveyance of Mortgage Loans.

          (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to (i) the Mortgage Loans, including all interest and principal received and receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the Seller as an Initial Certificate Account Deposit as provided in this Agreement, other than principal due on the Mortgage Loans on or prior to the Cut-off Date and interest accruing prior to the Cut-off Date, (ii) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans, and (iii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Seller confirms that, concurrently with the transfer and assignment, it has deposited into the Certificate Account the Initial Certificate Account Deposit.

          Immediately upon the conveyance of the Mortgage Loans referred to in the preceding paragraph, the Depositor (i) sells, transfers, assigns, sets over and otherwise conveys to the Trustee for benefit of the Certificateholders, without recourse, all right title and interest in (A) the Mortgage Loans, including all interest and principal received and receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the Seller as an Initial Certificate Account Deposit as provided in this Agreement, other than principal due on the Mortgage Loans on or prior to the Cut-off Date and interest accruing prior to the Cut-off Date, (B) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans, and (C) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (ii) causes MBIA to deliver the Class AF-5 Policy to the Trustee.

          The Seller further agrees to assign all of its right, title and interest in and to the interest rate cap transaction evidenced by each Confirmation And Agreement, and to cause all of its obligations in respect of such transaction to be assumed by, the Trustee on behalf of the Trust Fund, on the terms and conditions set forth in each Cap Contract Assignment Agreement.

          (b) [Reserved]

          (c) [Reserved]

          (d) [Reserved]

          (e) [Reserved]

          (f) [Reserved]

          (g) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered to, and deposited with, the Trustee (or, in the case of the Delay Delivery Mortgage Loans, will deliver to, and deposit with, the Trustee within the time periods specified in the definition of Delay Delivery Mortgage Loans) (except as provided in clause (vi) below) for the benefit of the Certificateholders, the following documents or instruments with respect to each such Mortgage Loan so assigned (with respect to each Mortgage Loan, clause (i) through (vi) below, together, the "Mortgage File" for each such Mortgage Loan):

               (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of ________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

               (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

               (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "Asset-Backed Certificates, Series 2002-5, CWABS, Inc., by The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2002, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

               (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage (noting the presence of a MIN in the case of each MERS Mortgage Loan);

               (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

               (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender's title policy and all riders thereto shall be delivered within one year of the Closing Date.

          In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's own expense, the MERS(R) System to indicate (and provide evidence to the Trustee that it has done so) that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the

Certificateholders by including (or deleting, in the case of Mortgage
Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) concurrently with the execution and delivery hereof, the Seller shall deliver or cause to be delivered to the Trustee a true copy of such Mortgage and of each such undelivered interim assignment of the Mortgage each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording. For any such Mortgage Loan that is not a MERS Mortgage Loan the Seller shall promptly deliver or cause to be delivered to the Trustee such original Mortgage and such assignment or assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery be made later than 270 days following the Closing Date; provided that in the event that by such date the Seller is unable to deliver or cause to be delivered each such Mortgage and each interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall deliver or cause to be delivered such documents to the Trustee as promptly as possible upon receipt thereof. If the public recording office in which a Mortgage or interim assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall satisfy the Seller's obligations in Section 2.01. If any document submitted for recording pursuant to this Agreement is (x) lost prior to recording or rejected by the applicable recording office, the Seller shall immediately prepare or cause to be prepared a substitute and submit it for recording, and shall deliver copies and originals thereof in accordance with the foregoing or (y) lost after recording, the Seller shall deliver to the Trustee a copy of such document certified by the applicable public recording office to be a true and complete copy of the original recorded document. The Seller shall promptly forward or cause to be forwarded to the Trustee (x) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (y) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee within the time periods specified in this Section 2.01.

          With respect to each Mortgage Loan other than a MERS Mortgage Loan as to which the related Mortgaged Property and Mortgage File are located in
(a) the State of California or (b) any other jurisdiction under the laws of which the recordation of the assignment specified in clause (iii) above is not necessary to protect the Trustee's and the Certificateholders, interest in the related Mortgage Loan, as evidenced by an Opinion of Counsel reasonably satisfactory to the Trustee, delivered by the Seller to the Trustee and a copy to the Rating Agencies, in lieu of recording the assignment specified in clause (iii) above, the Seller may deliver an unrecorded assignment in blank, in form otherwise suitable for recording to the Trustee; provided that if the related Mortgage has not been returned from the applicable public recording office, such assignment, or any copy thereof, of the Mortgage may exclude the information to be provided by the recording office. As to any Mortgage Loan other than a MERS Mortgage Loan, the procedures of the preceding sentence shall be applicable only so long as the related Mortgage File is maintained in the possession of the Trustee in the State or jurisdiction described in such sentence. In the event that with respect to Mortgage Loans other than MERS Mortgage Loans (i) the Seller, the Depositor or the Master Servicer gives written notice to the Trustee that recording is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (ii) a court recharacterizes the sale of the Mortgage Loans as a financing, or (iii) as a result of any change in or amendment to the laws of the State or jurisdiction described in the first sentence of this paragraph or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Trustee shall complete the assignment in the manner specified in clause (iii) of the second paragraph of this Section 2.01 and the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations, the Trustee shall cause the Master Servicer, at the Master Servicer's expense, to cause each such previously unrecorded assignment to be submitted for recording as specified above. In the event a Mortgage File is released to the Master Servicer as a result of the Master Servicer's having completed a Request for Release in the form of Exhibit M, the Trustee shall complete the assignment of the related Mortgage in the manner specified in clause (iii) of the second paragraph of this Section 2.01.

          So long as the Trustee or its agent maintains an office in the State of California, the Trustee or its agent shall maintain possession of and not remove or attempt to remove from the State of California any of the Mortgage Files as to which the related Mortgaged Property is located in such State. In the event that the Seller fails to record an assignment of a Mortgage Loan as herein provided within 90 days of notice of an event set forth in clause (i),
(ii) or (iii) of the above paragraph, the Master Servicer shall prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records office. The Seller hereby appoints the Master Servicer (and any successor servicer hereunder) as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

          In the case of Mortgage Loans that become the subject of a Principal Prepayment between the Closing Date and the Cut-off Date, the Seller shall deposit or cause to be deposited in the Certificate Account the amount required to be deposited therein with respect to such payment pursuant to
Section 3.05 hereof.

          Notwithstanding anything to the contrary in this Agreement, within thirty days after the Closing Date, the Seller shall either (i) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute the Delay Delivery Mortgage Loan for a Replacement Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, provided that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period provided in the prior sentence, the cure period provided for in Section 2.02 or in
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. The Seller shall promptly provide each Rating Agency with written notice of any cure, repurchase or substitution made pursuant to the proviso of the preceding sentence. On or before the thirtieth (30th) day (or if such thirtieth day is not a Business Day, the succeeding Business Day) after the Closing Date, the Trustee shall, in accordance with the provisions of Section 2.02, send a Delay Delivery Certification substantially in the form annexed hereto as Exhibit G-3 (with any applicable exceptions noted thereon) for all Delay Delivery Mortgage Loans delivered within thirty (30) days after such date. The Trustee will promptly send a copy of such Delay Delivery Certification to each Rating Agency.

          Section 2.02 Acceptance by Trustee of the Mortgage Loans.

          (a) The Trustee acknowledges receipt, subject to the limitations contained in and any exceptions noted in the Initial Certification in the form annexed hereto as Exhibit G-1 and in the list of exceptions attached thereto, of the documents referred to in clauses (i) and (iii) of Section 2.01(g) above with respect to the Mortgage Loans and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification substantially in the form annexed hereto as Exhibit G-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), the documents described in Section 2.01(g)(i) and, in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the documents described in Section 2.01(g)(iii) with respect to such Mortgage Loans as are in the Trustee's possession and based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan. The Trustee agrees to execute and deliver within 30 days after the Closing Date to the Depositor, the Master Servicer and the Seller an Interim Certification substantially in the form annexed hereto as Exhibit G-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) all documents required to be delivered to the Trustee pursuant to the Agreement with respect to such Mortgage Loans are in its possession (except those documents described in Section 2.01(g)(vi)) and based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and relate to such Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. On or before the thirtieth (30th) day after the Closing

Date (or if such thirtieth day is not a Business Day, the succeeding Business
Day), the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Delay Delivery Certification with respect to the Mortgage Loans substantially in the form annexed hereto as Exhibit G-3, with any applicable exceptions noted thereon. The Trustee shall be under no duty or obligation to inspect, review or examine such documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller (and to any Certificateholder that so requests) a Final Certification with respect to the Mortgage Loans substantially in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          In connection with the Trustee's completion and delivery of such Final Certification, the Trustee shall review each Mortgage File with respect to the Mortgage Loans to determine that such Mortgage File contains the following documents:

               (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of ________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

               (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which Mortgage has been recorded;

               (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in the form permitted by Section 2.01;

               (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage (noting the presence of a MIN in the case of each MERS Mortgage Loan);

               (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

               (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto.

          If, in the course of such review, the Trustee finds any document or documents constituting a part of such Mortgage File that do not meet the requirements of clauses (i)-(iv) and

(vi) above, the Trustee shall include such exceptions in such Final Certification (and the Trustee shall state in such Final Certification whether any Mortgage File does not then include the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto). If the public recording office in which a Mortgage or assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall be deemed to satisfy the requirements of clause (ii),
(iii) or (iv) above, as applicable. The Seller shall promptly correct or cure such defect referred to above within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (A) if the time to cure such defect expires prior to the end of the second anniversary of the Closing Date, substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (B) purchase such Mortgage Loan from the Trust Fund within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided that any such substitution pursuant to (A) above or repurchase pursuant to (B) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution pursuant to (A) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution will be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment as the Seller has prepared, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions the Seller repurchases an Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File that come into the possession of the Seller from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.02(a)(A) or (B) above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

          (b) [Reserved]

          Section 2.03 Representations, Warranties and Covenants of the Master
                       Servicer and the Seller.

        (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee as follows, as of the date hereof with respect to the Mortgage Loans:

               (i) The Master Servicer is duly organized as a Texas limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Master Servicer has the full partnership power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer's ability to perform or meet any of its obligations under this Agreement.

               (iv) The Master Servicer is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of

     Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

               (vii) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

          (b) The Seller hereby represents and warrants to the Depositor and the Trustee as follows, as of the Cut-off Date in the case of the Mortgage Loans (unless otherwise indicated or the context otherwise requires, percentages with respect to the Mortgage Loans in a Loan Group are measured by the Cut-off Date Principal Balance of the Mortgage Loans in the related Loan Group):

               (i) The Seller is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or
     (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

               (vi) The Seller is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

               (vii) The information set forth on Exhibit F-1 hereto with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (viii) The Seller will treat the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans for all tax, accounting and regulatory purposes.

               (ix) None of the Mortgage Loans are delinquent in payment of principal and interest.

               (x) No Mortgage Loan secured by a first lien on the related Mortgaged Property had a Loan-to-Value Ratio at origination in excess of 100.00%; no Mortgage Loan secured by a second lien on the related Mortgaged Property had a Combined Loan-to-Value Ratio at origination in excess of 100%.

               (xi) Each Mortgage Loan is secured by a valid and enforceable first or second lien on the related Mortgaged Property, subject only to
     (1) the lien of non-delinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (4) only in the case of each such Group 1 Mortgage Loan which is secured by a valid and enforceable second lien on the Mortgaged Property, any senior mortgage loan secured by such Mortgaged Property an identified in the Mortgage File related to such Mortgage Loan. Approximately 0.97% of the Group 1 Mortgage Loans and 2.61%of the Group 2 Mortgage Loans are secured by second liens on the related Mortgaged Properties.

               (xii) Immediately prior to the assignment of each Mortgage Loan to the Depositor, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

               (xiii) There is no delinquent tax or assessment lien against any Mortgaged Property.

               (xiv) There is no valid offset, claim, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (xv) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property that are or may be a lien prior to, or equal with, the lien of such Mortgage, except those that are insured against by the title insurance policy referred to in item (xix) below.

               (xvi) As of the Closing Date in the case of the Mortgage Loans, to the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair.

               (xvii) To the best of the Seller's knowledge, the Mortgage Loans complied at origination in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

               (xviii) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument that has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification (except as expressly permitted above) or satisfaction with respect thereto.

               (xix) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac and is in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien, of the Mortgage subject to the exceptions set forth in paragraph
     (xi) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy.

               (xx) No Mortgage Loan was the subject of a Principal Prepayment in full between the Closing Date and the Cut-off Date.

               (xxi) To the best of the Seller's knowledge, all of the improvements that were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xxii) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (xxiii) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (xxiv) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (xxv) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (xxvi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxvii) Each Mortgage Note and each Mortgage is in substantially one of the forms attached hereto as Exhibit P acceptable in form to Fannie Mae or Freddie Mac.

               (xxviii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (xxix) The origination, underwriting, servicing and collection practices with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business, as conducted by prudent lending institutions which service mortgage loans of the same type in the jurisdiction in which the Mortgaged Property is located.

               (xxx) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (xxxi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (xxxii) Each Mortgage Loan contains a customary "due on sale" clause.

               (xxxiii) No more than approximately 2.374% of the Mortgage Loans in Loan Group 1 are secured by two- to four-family dwellings. No more than approximately 5.313% of the Mortgage Loans in Loan Group 1 are secured by condominium units. No less than approximately 77.042% of the Mortgage Loans in Loan Group 1 are secured by single family detached dwellings. No more than approximately 0.357% of the Mortgage Loans in Loan Group 1 are secured by manufactured housing. No more than approximately 14.914% of the Mortgage Loans in Loan Group 1 are secured by PUDs. No more than approximately 2.676% of the Mortgage Loans in Loan Group 2 are secured by two- to four-family dwellings. No more than approximately 4.172% of the Mortgage Loans in Loan Group 2 are secured by condominium units. No less than approximately 83.396% of the Mortgage Loans in Loan Group 2 are secured by single family detached dwellings. No more than approximately 0.557% of the Mortgage Loans in Loan Group 2 are secured by manufactured housing. No more than approximately 9.199% of the Mortgage Loans in Loan Group 2 are secured by PUDs.

               (xxxiv)Each Group 1 Loan had a principal balance at origination of no more than $639,200 if a one-family property or $520,000, $484,500 and $300,500, if a two-, three- or four-family property, respectively provided, however, if any Mortgage Loan (or Mortgage Loans, if more than one). Each Group 2 Loan had a principal balance at origination of no more than $605,000 if a one-family property or $403,750 and $259,000, if a two- or three-family property, respectively provided, however, if any Mortgage Loan (or Mortgage Loans, if more than one).

               (xxxv) [Reserved]

               (xxxvi) Each Mortgage Loan in Loan Group 1 was originated on or after October 26, 2001. Each Mortgage Loan in Loan Group 2 was originated on or after May 14, 2002.

               (xxxvii) Each Mortgage Loan that is an Adjustable Rate Mortgage Loan had an initial Adjustment Date no later than January 1, 2006.

               (xxxviii) [Reserved]

               (xxxix) Approximately 85.55% of the Mortgage Loans in Loan Group 1, provide for a prepayment penalty. Approximately 82.93% of the Mortgage Loans in Loan Group 2, provide for a prepayment penalty.

               (xl) [Reserved]

               (xli) On the basis of representations made by the Mortgagors in their loan applications, no more than approximately 1.18% of the Mortgage Loans in Loan Group 1 are secured by investor properties, and no less than approximately 98.37% of the owner-occupied Group 1 Mortgage Loans are secured by primary residences. On the basis of representations made by the Mortgagors in their loan applications, no more than approximately 1.05% of the Mortgage Loans in Loan Group 2 are secured by investor properties, and no less than approximately 98.64% of the owner-occupied Group 2 Mortgage Loans are secured by primary residences.

               (xlii) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (xliii) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (xliii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (xliv) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

               (xlv) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (xlvi) Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in PUDs. To the best of the Seller's knowledge, no improvement to a Mortgaged Property includes a cooperative or a mobile home or constitutes other than real property under state law.

               (xlvii) Each Mortgage Loan is being serviced by the Master Servicer.

               (xlviii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

               (xliv) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (l) The Mortgage Loans originated by the Seller were underwritten in all material respects in accordance with the Seller's underwriting guidelines for credit blemished quality mortgage loans or, with respect to Mortgage Loans purchased by the Seller were underwritten in all material respects in accordance with customary and prudent underwriting guidelines generally used by originators of credit blemished quality mortgage loans.

               (li) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to Fannie Mae and Freddie Mac.

               (lii) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan, and no Mortgage Loan is subject to a buydown or similar arrangement.

               (liii) The Mortgage Rates borne by the Group 1 Mortgage Loans ranged from 4.5% per annum to 17.5% per annum and the weighted average Mortgage Rate as of the Cut-off Date was 7.636% per annum. The Mortgage Rates borne by the Group 2 Mortgage Loans ranged from 4.375% per annum to 15.5% per annum and the weighted average Mortgage Rate as of the Cut-off Date was 7.647% per annum.

               (liv) [Reserved]

               (lv) The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Master Servicer's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this

     Section 2.03(b) can be made. No selection was made in a manner that would adversely affect the interests of Certificateholders.

               (lvi) The Gross Margins on the Adjustable Rate Group 1 Mortgage Loans range from approximately 0.00% to 12.75%, and the weighted average Gross Margins was approximately 6.413%.

               (lvii) Except for 202 Group 1 Mortgage Loans representing approximately 8.376% of the Group 1 Mortgage Loans, each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date. Except for 112 Group 2 Mortgage Loans representing approximately 10.453% of the Group 2 Mortgage Loans, each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

               (lviii) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

               (lix) None of the Mortgage Loans is a "high cost home loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"), and all of the Mortgage Loans that are subject to the Georgia Act comply with the requirements of such act.

               (lx) There is no obligation on the part of the Seller under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor.

               (lx) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

               (lxii) [Reserved]

               (lxiii) Each Mortgage Loan represents a "qualified mortgage" within the meaning of section 860(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and applicable Treasury regulations promulgated thereunder.

               (lxiv) No Mortgage Loan was either a "consumer credit contract" or a "purchase money loan" as such terms are defined in 16 C.F.R. Section 433 nor is any Mortgage Loan a "mortgage" as defined in 15 U.S.C. 1602(aa).

               (lxv) [Reserved]

               (lxvi) To the extent required under applicable law, each originator and subsequent mortgagee or servicer of the Mortgage Loan complied with all licensing requirements and was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan. Any and all requirements of any federal, state or local laws or regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, anti-predatory lending, fair credit reporting, unfair collection practice, equal credit opportunity, fair housing and disclosure laws and regulations, applicable to the solicitation, origination, collection and servicing of such Mortgage Loan have been complied with in all material respects; and any obligations of the holder of the Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with prudent mortgage servicing standards, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Notes, Mortgage and other loan documents, whether such origination and servicing was done by Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

               (lxvii) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration;

               (lxviii) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

               (lxix) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the choice of another mortgage product that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Master Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments;

               (lxx) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan;

               (lxxi) No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 (15 USC Section 1602(aa)), Regulation Z (12 CFR 226.32) or any similar state law or regulation including those relating to "high cost mortgages" and "high LTV mortgages";

               (lxxii) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan; and

               (lxxiii) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

               (lxxiv) No Mortgage Loan is subject to the City of Oakland Anti-Predatory Lending Ordinance (i.e. the Oakland Residential Lending Ordinance No. 12361 C.M.S., the amendment No. 12362 C.M.S. to Oakland's Linked Banking Services Ordinance and Resolution 01-62 of the Oakland Redevelopment Agency, collectively the "Oakland Ordinance") except as identified on the Mortgage Loan Schedule. Any Mortgage Loan subject to the Oakland Ordinance is in compliance with the provisions of the Oakland Ordinance.

               (lxxv) No predatory or deceptive lending practices, including but not limited to, the extension of credit to the Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to the Mortgagor which has no apparent benefit to the Mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan.

               (lxxvi) If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance have been made in accordance with the terms of the related Mortgage Note and applicable law and are enforceable and such adjustments will not affect the priority of the Mortgage lien.

               (lxxvii) The Mortgaged Property complies with all applicable laws, rules and regulations relating to environmental matters, including but not limited to those relating to radon, asbestos and lead paint and neither the Seller nor, to the Seller's knowledge, the Mortgagor, has received any notice of any violation or potential violation of such law.

               (lxxviii) There is no action, suit or proceeding pending, or to the best of Seller's knowledge, threatened or likely to be asserted with respect to the Mortgage Loan against or affecting Seller before or by any court, administrative agency, arbitrator or governmental body.

               (lxxix) No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by Seller or any designee of Seller or any corporation in which Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance.

               (lxxx) Each Mortgage Loan has a fully assignable life of loan tax service contract which may be assigned without the payment of any fee.

               (lxxxi) No Mortgagor has notified the Seller, and the Seller has no knowledge, of any relief requested or allowed to a Mortgagor under the Relief Act.

In addition to the foregoing representations and warranties, the Seller hereby represents and warrants to the Depositor, the Master Servicer, MBIA and the Trustee that as of the Closing Date, each Mortgage Loan is in compliance with applicable federal and state laws and regulations.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(a) or (b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and the NIM Insurer. Each of the Master Servicer and the Seller (each, a "Representing Party") hereby covenants with respect to the representations and warranties set forth in Sections 2.03(a) and (b) that within 90 days of the earlier of the discovery by such Representing Party or receipt of written notice by such Representing Party from any party of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit
M. Any Representing Party liable for a breach under this Section 2.03 shall promptly reimburse the Master Servicer or the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, any Representing Party liable for a breach under this Section 2.03 shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether such Representing Party intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties described in this Section that are made to the best of the Representing Party's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Representing Party's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Replacement Mortgage Loan or Loans, the Seller delivering such Replacement Mortgage Loan shall deliver to the Trustee for the benefit of the Certificateholders the related Mortgage Note, Mortgage and assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller delivering such Replacement Loan on such Distribution Date. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller delivering such Replacement Mortgage Loan shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Representing Party the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Master Servicer's direction such instruments of transfer or assignment as have been prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due (in the case of Actuarial Mortgage Loans) in the month of substitution) of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") shall be forwarded by the Seller to the Master Servicer and deposited by the Master Servicer into the Certificate Account not later than the Determination Date for the Distribution

Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on the Determination Date for the Distribution Date in the month following the month during which such Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05, if any, and the receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Seller, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to such Seller to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee.

          (d) The representations and warranties set forth in Section 2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

          Section 2.04 Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to the Master Servicer and the Trustee as follows, as of the date hereof:

               (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

               (ii) The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

               (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the Closing Date and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

          It is understood and agreed that the representations and warranties set forth in the two immediately preceding paragraphs shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in the immediately preceding paragraph (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others, the NIM Insurer and to each Rating Agency. The Depositor hereby covenants with respect to the representations and warranties made by it in this Section 2.04 that within 90 days of the earlier of the discovery it or receipt of written notice by it from any party of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall repurchase or replace the affected Mortgage Loan or Loans in accordance with the procedure set forth in Section 2.03(c).

             Section 2.05 Delivery of Opinion of Counsel in Connection with
                          Substitutions and Repurchases.

          (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02, 2.03 or
2.04 shall be made unless the Representing Party making such repurchase or substitution delivers to the Trustee, an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of the Trust Fund or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02, 2.03 or 2.04) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee, of an Opinion of Counsel to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties and the NIM Insurer. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section
2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          Section 2.06 Authentication and Delivery of Certificates.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          Section 2.07 Covenants of the Master Servicer.

          The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

          Section 2.08 [Reserved]

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          Section 3.01 Master Servicer to Service Mortgage Loans.

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the Mortgaged Properties are located. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through subservicers as provided in
Section 3.02 hereof, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) subject to Section 3.12(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with or prejudices the interests of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor and the Trustee under this Agreement. The Master Servicer shall represent and protect the interest of the Trustee in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would
(i) cause any REMIC created hereunder to fail to qualify as a REMIC or (ii) result in the imposition of any tax under section 860(a) or 860(d) of the Code, but in any case the Master Servicer shall not act in any manner that is a lesser standard than that provided in the first sentence of this Section
3.01. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. All costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The Master Servicer shall deliver a list of Servicing Officers to the Trustee by the Closing Date.

          In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.01 shall not limit the ability of the Master Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law and shall not be an expense of the Trust.

          Section 3.02 Subservicing; Enforcement of the Obligations of Master
                       Servicer.

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that (i) such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder, (ii) that such subservicing agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates), as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor and the NIM Insurer and (iii) the NIM Insurer shall have consented to such subservicing agreements (which consent shall not be unreasonably withheld) with Subservicers, for the servicing and administration of the Mortgage Loans. The Master Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and delivery of such instruments. The Master Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a subservicer or reference to actions taken through a Master Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the successor Master Servicer the option to terminate such agreement in the event a successor Master Servicer is appointed. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Master Servicer.

          (c) Any subservicing arrangement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be solely between the Subservicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties, or liabilities with respect to the Subservicer in its capacity as such except as stated in Section 3.04.

          (d) [Reserved]

          Section 3.03 Rights of the Depositor, the Seller, the
                       Certificateholders, the NIM Insurer and the Trustee in Respect of the Master Servicer.

          None of the Trustee, the Seller, the Certificateholders, the NIM Insurer, MBIA or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer, and none of them is obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          The Master Servicer shall afford (and any Subservicing Agreement shall provide that each Subservicer shall afford) the Depositor, the NIM Insurer, MBIA and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer (and any such Subservicer) in respect of the Master Servicer's rights and obligations hereunder and access to officers of the Master Servicer (and those of any such Subservicer) responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor, the NIM Insurer, MBIA and the Trustee its (and any such Subservicer's) most recent financial statements and such other information relating to the Master Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor, the NIM Insurer and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Masters Servicer's (or any such Subservicer's) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee, the NIM Insurer or the Trust Fund, and in either case, the Depositor, the NIM Insurer or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided by virtue of such performance by the Depositor of its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          Section 3.04 Trustee to Act as Master Servicer.

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.10 hereof or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03 or the first paragraph of
Section 6.02 hereof). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under any subservicing agreement in accordance with the terms thereof; provided that the Trustee (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

          Section 3.05 Collection of Mortgage Loan Payments;
                       Certificate Account; Distribution Account;
                       Seller Shortfall Interest Requirement;
                       Principal Reserve Fund.

          (a) The Master Servicer shall make reasonable efforts in accordance with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, subject to Section 3.20, any Prepayment Charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. In addition, the NIM Insurer's prior written consent shall be required for any waiver of assumption fees, late payment fees or Prepayment Charges or for the extension of the due dates for payments due on a Mortgage Note, if the aggregate number of outstanding Mortgage Loans that have been granted such waivers or extensions exceeds 5% of the aggregate number of Mortgage Loans. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under Section 3.15 to the extent not previously paid to or withheld by the Master Servicer, other than interest accrued on the Mortgage Loans prior to the Cut-off Date, and the Initial Certificate Account Deposit;

               (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

               (iv) all Compensating Interest;

               (v) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(f) in connection with any losses on Permitted Investments;

               (vi) any amounts required to be deposited by the Master Servicer pursuant to Section 3.10 hereof;

               (vii) the Purchase Price and any Substitution Adjustment
     Amount;

               (viii) all Advances made by the Master Servicer pursuant to
     Section 4.01;

               (ix) all Prepayment Charges and Master Servicer Prepayment Charge Payment Amounts;

               (x) the Seller Shortfall Interest Requirement; and

               (xi) any other amounts required to be deposited hereunder.

          The foregoing requirements for remittance by the Master Servicer into the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw or direct the institution maintaining the Certificate Account, to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Certificate Account, that describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount remitted by the Master Servicer pursuant to the second paragraph of Section 3.08(a); and

               (ii) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(f) in connection with any losses on Permitted Investments.

          The foregoing requirements for remittance by the Master Servicer and deposit by the Trustee into the Distribution Account shall be exclusive. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a written notice to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (d) No later than 1:00 p.m. Pacific time on the Business Day prior to the Master Servicer Advance Date in January 2003, the Seller shall remit to the Master Servicer, and the Master Servicer shall deposit in the Certificate Account, the Seller Shortfall Interest Requirement (if any) for such Master Servicer Advance Date.

          (e) The Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Trustee. On the Closing Date, the Seller shall deposit into the Principal Reserve Fund $1,617.48. The Principal Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Any investment earnings on the Principal Reserve Fund shall be treated as owned by the Seller and will be taxable to the Seller. On the Business Day before the Distribution Date occurring in January 2003, the Trustee shall transfer from the Principal Reserve Fund to the Distribution Account an amount equal to the excess of (a) funds on deposit in the Principal Reserve Fund (net of any investment earnings on deposit in the Principal Reserve Fund, which shall be transferred to the Seller) over (b) $100, and shall allocate such amount to Loan Group 1 and Loan Group 2 based on the Stated Principal Balances of each Loan Group or Loan Subgroup (as applicable) and distribute such amount to the Certificates on the Distribution Date pursuant to Section 4.04(e). Funds remaining in the Principal Reserve Fund after such Distribution date shall not be invested.

          On the Business Day before the Class N Principal Distribution Date, the Trustee shall transfer from the Principal Reserve Fund to the Distribution Account the funds on deposit in the Principal Reserve Fund and shall distribute such amount to the Class N Certificates on the Class N Principal Distribution Date pursuant to Section 4.04(k).

          (f) Each institution that maintains the Certificate Account, the Distribution Account or the Principal Reserve Fund shall invest the funds in each such account, as directed by the Master Servicer, in Permitted Investments, which shall mature not later than (x) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such Certificate Account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (y) in the case of the Distribution Account and the Principal Reserve Fund, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Distribution Account, or the Principal Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. In the case of (i) the Certificate Account and the Distribution Account, all income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein and (ii) the Principal Reserve Fund, all income and gain net of any losses realized from any such investment shall be for the benefit of the Seller and shall be remitted to the Seller as provided herein. The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of any such investments shall be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized. The amount of any losses incurred in the Principal Reserve Fund in respect of any such investments shall be paid by the Seller to the Trustee for deposit into the Principal Reserve Fund out of the Seller's own funds immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account or the Principal Reserve Fund made in accordance with this Section 3.05 (other than as obligor of any related investment).

          (g) The Master Servicer shall give at least 30 days advance notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of location of the Certificate Account prior to any change thereof. The Trustee shall give at least 30 days advance notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account, each Carryover Reserve Fund or Principal Reserve Fund prior to any change thereof.

          (h) Except as otherwise expressly provided in this Agreement, if any default occurs under any Permitted Investment, the Trustee may and, subject to
Section 8.01 and 8.02(a)(iv), at the request of the Holders of Certificates representing more than 50% of the Voting Rights or the NIM Insurer, shall take any action appropriate to enforce payment or performance, including the institution and prosecution of appropriate proceedings.

          Section 3.06 Collection of Taxes, Assessments and Similar Items;
                       Escrow Accounts.

          To the extent required by the related Mortgage Note, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          Section 3.07 Access to Certain Documentation and Information
                       Regarding the Mortgage Loans.

          The Master Servicer shall afford the Depositor, the NIM Insurer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. Upon request, the Master Servicer shall furnish to the Trustee and the NIM Insurer its most recent publicly available financial statements and any other information relating to its capacity to perform its obligations under this Agreement reasonably requested by the NIM Insurer.

          Upon reasonable advance notice in writing if required by federal regulation, the Master Servicer will provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing such reports and access.

          Section 3.08 Permitted Withdrawals from the Certificate Account,
                       Distribution Account and the Carryover Reserve Fund.


          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to the Master Servicer (to the extent not previously paid to or withheld by the Master Servicer), as servicing compensation in accordance with Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made and, as additional servicing compensation to the Master Servicer, those other amounts set forth in Section 3.15;

               (ii) to reimburse the Master Servicer for Advances made by it with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to pay to the Seller any Credit Comeback Excess Amount;

               (iv) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

               (v) to reimburse the Master Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

               (vi) to pay the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, the Master Servicer's right to reimbursement of Servicing Advances pursuant to this subclause
     (vi) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to
     Section 3.01 or Section 3.06;

               (vii) to pay to the Seller, the Depositor or the Master Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03,
     2.04 or 3.12, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

               (viii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Certificates and reimbursable pursuant to Section 6.03 hereof; provided that such amount shall only be withdrawn following the withdrawal from the Certificate Account for deposit into the Distribution Account pursuant to the following paragraph;

               (ix) to withdraw pursuant to Section 3.05 any amount deposited in the Certificate Account and not required to be deposited therein; and

               (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          In addition, no later than 1:00 p.m. Pacific time on the Distribution Account Deposit Date, (1) the Master Servicer shall withdraw from the Certificate Account and remit to the Trustee the Interest Remittance Amount and Principal Remittance Amount for each Loan Group or Loan Subgroup (as applicable), and the Trustee shall deposit such amount in the Distribution Account and (2) the Master Servicer shall withdraw from the Certificate Account and remit to the Trustee the amount of Credit Comeback Excess Amount, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv),
(v), (vi), (vii) and (viii) above. Prior to making any withdrawal from the Certificate Account pursuant to subclause (iv), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificateholders and MBIA in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the third paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to the Trustee the Trustee Fee on each Distribution Date;

               (ii) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

               (iii) to withdraw pursuant to Section 3.05 any amount deposited in the Distribution Account and not required to be deposited therein; and

               (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          (c) The Trustee shall withdraw funds from each Carryover Reserve Fund for distribution to the Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the third paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from each Carryover Reserve Fund for the following purposes:

               (i) to withdraw pursuant to Section 3.05 any amount deposited in a Carryover Reserve Fund and not required to be deposited therein; and

               (ii) to clear and terminate a Carryover Reserve Fund upon termination of the Agreement pursuant to Section 9.01 hereof.

          Section 3.09 [Reserved]

          Section 3.10 Maintenance of Hazard Insurance.

          The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the related Mortgagor and/or mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Master Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to
Section 3.05 hereof, any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the lesser of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of such Mortgaged Property, or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

          Section 3.11 Enforcement of Due-On-Sale Clauses; Assumption
                       Agreements.

          (a) Except as otherwise provided in this Section 3.11(a), when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this
Section 3.11(a) by reason of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the

Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Gross Margin, the Periodic Rate Cap, the Adjustment Date and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

          Section 3.12 Realization Upon Defaulted Mortgage Loans;
                       Determination of Excess Proceeds and Realized Losses; Repurchase of Certain Mortgage Loans.

          (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.08 hereof). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.08 hereof. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee's nominee on behalf of the Certificateholders). The Trustee's name shall be placed on the title to such REO

Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds, but in no event later than three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, the Master Servicer shall request, more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period. In the event the Trustee shall have been supplied with an Opinion of Counsel (such opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC created hereunder as defined in section 860F of the Code or cause and REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, and the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

          The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Master Servicer as provided above, shall be deposited in the Certificate Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Proceeds shall be retained by the Master Servicer as additional servicing compensation.

          The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 3.08(a)(vi) or this Section 3.12; second, to reimburse the Master Servicer for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

          (b) [Reserved]

          (c) The Master Servicer (or Litton, if it has been designated as a subservicer by the Master Servicer with respect to the related Mortgage Loan) in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase for its own account from the Trust Fund any Mortgage Loan that is 150 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer or Litton, as applicable, may only exercise this right on or before the last day of the calendar month in which such Mortgage Loan became 150 days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer or Litton, as applicable, pursuant to this
Section in any ensuing Eligible Repurchase Month. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account. Any purchase of a Mortgage Loan pursuant to this Section 3.12(c) shall be accomplished by remittance to the Master Servicer for deposit in the Certificate Account of the Purchase Price. The Trustee, upon receipt of certification from the Master Servicer or Litton, as applicable, of such deposit and a Request for Release from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any

Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          Section 3.13 Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will promptly notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trust Fund and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account, the Distribution Account, each Carryover Reserve Fund or the related subservicing account. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Trustee shall deliver the Request for Release to the Master Servicer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the Master Servicer shall cause possession of any Mortgage File or of the documents therein that shall have been released by the Trustee to be returned to the Trustee within 21 calendar days after possession thereof shall have been released by the Trustee unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the

Mortgage Loan have been deposited in the Certificate Account, and the Master Servicer shall have delivered to the Trustee a Request for Release in the form of Exhibit N or (ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Master Servicer shall have delivered to the Trustee an Officer's Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery.

          Section 3.14 Documents, Records and Funds in Possession of Master
                       Servicer to be Held for the Trustee.

          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or that otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trust Fund and shall be and remain the sole and exclusive property of the Trust Fund, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, the Distribution Account, each Carryover Reserve Fund or in any Escrow Account (as defined in Section 3.06), or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          Section 3.15 Servicing Compensation.

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account out of each payment of interest on a Mortgage Loan included in the Trust Fund an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment.

                  Additional servicing compensation in the form of any Excess Proceeds, assumption fees, late payment charges, Prepayment Interest Excess, and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 or 3.12(a) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 3.10 hereof and maintenance of the other forms of insurance coverage required by Section 3.10 hereof) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.08 and
3.12 hereof.

          Section 3.16 Access to Certain Documentation.

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 3.17 Annual Statement as to Compliance.

          The Master Servicer shall deliver to the Depositor and the Trustee on or before the 120th day after the end of the Master Servicer's fiscal year, commencing with its 2003 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Subservicer has fulfilled all its obligations under its Subservicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

          Section 3.18 Annual Independent Public Accountants' Servicing
                       Statement; Financial Statements.

          On or before the later of (i) the 120th day after the end of the Master Servicer's fiscal year, commencing with its 2003 fiscal year or (ii) within 30 days of the issuance of the annual audited financial statements beginning with the audit for the period ending in 2002, the Master Servicer at its expense shall cause a nationally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee, the Depositor and the Seller in compliance with the Uniform Single Attestation Program for Mortgage Bankers. Copies of such report shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such report is delivered by the Master Servicer to the Trustee. Upon written request, the Master Servicer shall provide to the Certificateholders its publicly available annual financial statements (or the Master Servicer's parent company's publicly available annual financial statements, as applicable), if any, promptly after they become available.

          Section 3.19 The Cap Contracts.

          The Seller shall assign all of its right, title and interest in and to the interest rate cap transactions evidenced by the Cap Contracts to, and shall cause all of its obligations in respect of such transactions to be assumed by, the Trustee on behalf of the Trust Fund, on the terms and conditions set forth in each Cap Contract Assignment Agreement. The Cap Contracts will be assets of the Trust Fund but will not be an asset of any REMIC. The Master Servicer, on behalf of the Trustee, shall deposit any amounts received from time to time with respect to any Cap Contract into the Group 1 Carryover Reserve Fund.

          The Master Servicer, on behalf of the Trustee, shall prepare and deliver any notices required to be delivered under a Cap Contract.

          The Master Servicer, on behalf of the Trustee, shall act as calculation agent and/or shall terminate a Cap Contract, in each case upon the occurrence of certain events of default or termination events to the extent specified thereunder. Upon any such termination, the Cap Contract Counterparty will be obligated to pay the Trustee or the Master Servicer for the benefit of the Trust Fund an amount in respect of such termination. Any amounts received by the Trustee or the Master Servicer for the benefit of the Trust Fund, as the case may be, in respect of such termination shall be deposited and held in the Group 1 Carryover Reserve Fund to pay Net Rate Carryover for the applicable Classes of Loan Group 1 Certificates as provided in Section 4.04(c) on the Distribution Dates following such termination to and including the applicable Cap Contract Termination Date, but shall not be available for distribution to the Class X Certificates pursuant to Section 4.08(c) or to the Seller pursuant to Section 4.08(c) until such applicable Cap Contract Termination Date. On the Cap Contract Termination Date for the First Cap Contract and the Second Cap Contract, after all other distributions on such date, if any such amounts in respect of early termination of the First Cap Contract or the Second Cap Contract remain in the Group 1 Carryover Reserve Fund, such amounts shall be distributed by the Trustee to the Class X Certificates.

          Section 3.20 Prepayment Charges.

          (a) Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Master Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Master Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full or in part with respect to any Mortgage Loan, the Master Servicer shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit T no later than the third Business Day following the immediately succeeding Determination Date with a copy to the Class N Certificateholders. If the Master Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Master Servicer, other than as provided above, the Master Servicer shall deliver to the Trustee, together with the Principal Prepayment in full or in part, the amount of such Prepayment Charge (or such portion thereof as had been waived) for deposit into the Distribution Account for distribution in accordance with the terms of this Agreement.

          (b) Upon discovery by the Seller or a Responsible Officer of the Trustee of a breach of the foregoing subsection (a), the party discovering the breach shall give prompt written notice to the other parties.

          (c) The Seller represents and warrants to the Depositor and the Trustee, as of the Closing Date, that the information in the Prepayment Charge Schedule (including the attached prepayment charge summary) is complete and accurate in all material respects at the dates as of which the information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms under applicable state law, except as the enforceability thereof is limited due to acceleration in connection with a foreclosure or other involuntary payment.

          (d) Upon discovery by the Seller or a Responsible Officer of the Trustee of a breach of the foregoing clause (c) that materially and adversely affects right of the Holders of the Class N Certificate to any Prepayment Charge, the party discovering the breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of breach, the Master Servicer shall cure the breach in all material respects or shall pay into the Certificate Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Master Servicer into the Certificate Account. If the covenant made by the Master Servicer in clause (c) above is breached, the Master Servicer must pay into the Certificate Account the amount of the waived Prepayment Charge.

          Section 3.21 [Reserved]

          Section 3.22 [Reserved]


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


         ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

          Section 4.01 Advances; Remittance Reports.

          (a) Subject to the conditions of this Article IV, the Master Servicer, as required below, shall make an Advance and deposit such Advance in the Certificate Account. Each such Advance shall be remitted to the Certificate Account no later than 1:00 p.m. Pacific time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

          (b) In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Certificate Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trustee pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 4.01.

          Section 4.02 Reduction of Servicing Compensation in Connection
                       with Prepayment Interest Shortfalls.

          In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, the Master Servicer shall, to the extent of one-half of the aggregate Servicing Fee for the related Loan Group for such Distribution Date, deposit into the Certificate Account, as a reduction of the Servicing Fee (but not in excess of one-half thereof) for such Distribution Date, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Seller, the Trust Fund or the Certificateholders.

          Section 4.03 [Reserved]

          Section 4.04 Distributions.

          (a) On each Distribution Date, the Interest Funds for such Distribution Date with respect to Loan Group 1 shall be allocated by the Trustee from the Distribution Account in the following order of priority:

               (i) concurrently (a) from the Interest Funds for Loan Subgroup Group 1A (and if a Loan Subgroup 1A Deficiency Amount exists, an amount from Interest Funds from Loan Subgroup 1B (after distribution of Interest Funds from Loan Subgroup 1B as provided in clause (b) below) equal to the Interest Funds from Loan Subgroup 1B times a fraction the numerator of which is such Loan Subgroup 1A Deficiency Amount and the denominator is the aggregate Stated Principal Balances of the Loan Subgroup 1B Mortgage Loans for such Distribution Date), to the Class AV-1 Certificates, the Class AV-1 Current Interest and any Class AV-1 Interest Carry Forward Amount, and (b) from the Interest Funds for Loan Subgroup 1B (and if a Loan Subgroup 1B Deficiency Amount exists, an amount from Interest Funds from Loan Subgroup 1A (after distribution of Interest Funds from Loan Subgroup 1A as provided in clause (a) above), equal to the Interest Funds from Loan Subgroup 1A times a fraction the numerator of which is such Loan Subgroup 1B Deficiency Amount and the denominator of which is the aggregate Stated Principal Balances of the Loan Subgroup 1B Mortgage Loans for such Distribution Date), to the Class AV-2 Certificates, the Class AV-2 Current Interest and any Class AV-2 Interest Carry Forward Amount;

               (ii) from the Interest Funds for Loan Group 1, to the Class MV-1 Certificates, the Class MV-1 Current Interest;

               (iii) from the Interest Funds for Loan Group 1, to the Class MV-2 Certificates, the Class MV-2 Current Interest;

               (iv) from the Interest Funds for Loan Group 1, to the Class BV Certificates, the Class BV Current Interest; and

               (v) any remainder, as part of the Group 1 Excess Cashflow.

          (b) On each Distribution Date, the Interest Funds for such Distribution Date with respect to Loan Group 2 shall be allocated by the Trustee from the Distribution Account in the following order of priority:

               (i) from the Interest Funds for Loan Group 2, to MBIA, the premium payable with respect to the Class AF-5 Policy;

               (ii) concurrently to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the Current Interest and any Interest Carry Forward Amount for each such class; provided, however, that if the Interest Funds for Loan Group 2 are not sufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount for the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, such Interest Funds will be distributed pro rata among each such class based upon the ratio of (x) the Current Interest and any Interest Carry Forward Amount for such class to (y) the aggregate Current Interest and the aggregate Interest Carry Forward Amount for all such classes;

               (iii)from the Interest Funds for Loan Group 2, to the Class MF-1 Certificates, the Class MF-1 Current Interest;

               (iv) from the Interest Funds for Loan Group 2, to the Class MF-2 Certificates, the Class MF-2 Current Interest;

               (v) from the Interest Funds for Loan Group 2, to the Class BF Certificates, the Class BF Current Interest;

               (vi) [Reserved];

               (vii) from the Interest Funds for Loan Group 2, to MBIA, the Reimbursement Amount; and

               (viii) any remainder, as part of the Group 2 Excess Cashflow.

          (c) On each Distribution Date on or prior to each Cap Contract Termination Date, amounts received by the Trustee in respect of the First Cap Contract for such Distribution Date will be withdrawn from the Group 1 Carryover Reserve Fund and distributed to the Class AV-1 Certificates to the extent needed to pay any Net Rate Carryover for such Class. Amounts received on the First Cap Contract after application pursuant to the preceding sentence and all amounts received on the Second Cap Contract will be distributed as following order of priority:

               (i) pro rata to the Class AV-1 Certificates and the Class AV-2 Certificates to the extent needed to pay any Net Rate Carryover for each such class as described below; provided, however, that if the amounts received in respect of the Cap Contracts for such Distribution Date (after application of the First Cap Contract to the Class AV-1 Certificates) are not sufficient to make a full distribution of the Net Rate Carryover for the Class AV-1 and Class AV-2 Certificates, such amounts will be distributed pro rata among each such class based upon the ratio of (x) the Net Rate Carryover for such class to (y) the aggregate Net Rate Carryover for all such classes,

               (ii) to the Class MV-1 Certificates, the Net Rate Carryover for such class,

               (iii) to the Class MV-2 Certificates, the Net Rate Carryover for such class,

               (iv) to the Class BV Certificates, the Net Rate Carryover for such class.

          (d) [Reserved].

          (e) On each Distribution Date, the Principal Distribution Amount for such Distribution Date with respect to Loan Group 1 or Loan Group 2, as applicable, shall be allocated by the Trustee from the Distribution Account in the following order of priority:

               (i) with respect to any Distribution Date prior to the Group 1 Stepdown Date or on which a Group 1 Trigger Event is in effect:

                         (A) concurrently, (i) from the Principal Distribution
               Amount for Loan Subgroup 1A, to the Class AV-1 Certificates until the Certificate Principal Balance thereof is reduced to zero and (ii) from the Principal Distribution Amount for Loan Subgroup 1B to the Class AV-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero; provided, however that (i) after the Certificate Principal Balance of the Class AV-1 Certificates has been reduced to zero, the Principal Distribution Amount from both Loan Subgroups will be applied to the Class AV-2 Certificates until the Certificate Principal Balance thereof is reduced to zero and (ii) after the Certificate Principal Balance of the Class AV-2 and Class BV Certificates has been reduced to zero, the Principal Distribution Amount from both Loan Subgroups will be applied to the Class AV-1 Certificates until the Certificate Principal Balance thereof is reduced to zero;

                         (B) the remaining Principal Distribution Amount for
               both Loan Subgroups, to the Class MV-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                         (C) the remaining Principal Distribution Amount for
               both Loan Subgroups, to the Class MV-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                         (D) the remaining Principal Distribution Amount for
               both Loan Subgroups, to the Class BV Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

                         (E) any remainder, as part of the Group 1 Excess
               Cashflow.

               (ii) with respect to each Distribution Date on or after the Group 1 Stepdown Date and as long as a Group 1 Trigger Event is not in effect:

                         (A) concurrently, (i) from the Principal Distribution
               Amount for Loan Subgroup 1A to the Class AV-1 Certificates in an amount equal to the Class AV-1 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero and (ii) from the Principal Distribution Amount for Loan Subgroup 1B, to the Class AV-2 Certificates in an amount equal to the Class AV-2 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero, provided, however that (x) after the Certificate Principal Balance of the Class AV-1 Certificates has been reduced to zero, the Principal Distribution Amount from both Loan Subgroups will be applied to the Class AV-2 Certificates in an amount equal to the sum of the Class AV-2 Principal Distribution Amount and any undistributed Class AV-1 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero and (y) after the Certificate Principal Balances of the Class AV-2 and Class BV Certificates has been reduced to zero, the Principal

               Distribution Amount from both Loan Subgroups will be applied to the Class AV-1 Certificates in an amount equal to the sum of the Class AV-1 Principal Distribution Amount and any undistributed Class AV-2 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (B) from the Principal Distribution Amount for both
               Loan Subgroups to the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (C) from the Principal Distribution Amount for both
               Loan Subgroups to the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (D) from the Principal Distribution Amount for both
               Loan Subgroups to the Class BV Certificates, the Class BV Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                         (E) any remainder, as part of the Group 1 Excess
               Cashflow.

               (iii) with respect to any Distribution Date prior to the Group 2 Stepdown Date or on which a Group 2 Trigger Event is in effect, the Principal Distribution Amount for Loan Group 2 as follows:

                         (A) to the Class A-R Certificates, until the
               Certificate Principal Balance thereof is reduced to zero;

                         (B) to the Group 2 Class A Certificates in the order
               and the priorities set forth in Section 4.04(f) below;

                         (C) to the Class MF-1 Certificates, until the
               Certificate Principal Balance thereof is reduced to zero;

                         (D) to the Class MF-2 Certificates, until the
               Certificate Principal Balance thereof is reduced to zero;

                         (E) to the Class BF Certificates, until the
               Certificate Principal Balance thereof is reduced to zero;

                         (F) to MBIA, the Reimbursement Amount; and

                         (G) any remainder, as part of the Group 2 Excess
               Cashflow.

               (iv) with respect to each Distribution Date on or after the Group 2 Stepdown Date and as long as a Group 2 Trigger Event is not in effect, the Principal Distribution Amount for Loan Group 2 as follows:

                         (A) to the Group 2 Class A Certificates, the Group 2
               Class A Principal Distribution Amount, in the order and the priorities set forth in Section 4.04(f) below;

                         (B) to the Class MF-1 Certificates, the Class MF-1
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (C) to the Class MF-2 Certificates, the Class MF-2
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (D) to the Class BF Certificates, the Class BF
               Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                         (E) to MBIA, the Reimbursement Amount; and

                         (F) any remainder, as part of the Group 2 Excess
               Cashflow.


          (f) On each Distribution Date, the Principal Distribution Amount for Loan Group 2 or the Group 2 Class A Principal Distribution Amount, as applicable, allocated under Section 4.04(e) to the Group 2 Class A Certificates is required to be further allocated by the Trustee to the Group 2 Class A Certificates in the following order and priority:

               (i) to the Class AF-6 Certificates, the NAS Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

               (ii) sequentially, in the following order:

                         (A) to the Class AF-1 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;

                         (B) to the Class AF-2 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;

                         (C) to the Class AF-3 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;

                         (D) to the Class AF-4 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;

                         (E) to the Class AF-5 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;
               and

                         (F) to the Class AF-6 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero;

provided that, on any Distribution Date on or after the date on which the aggregate Certificate Principal Balances of the Group 2 Class A Certificates (calculated for this purpose after taking into account all distributions of principal on such Distribution Date) is greater than the aggregate Stated Principal Balance as of such Distribution Date of the Mortgage Loans in Loan Group 2, then the Principal Distribution Amount for Loan Group 2 or the Group 2 Class A Principal Distribution Amount, as applicable, will be distributed pro rata among each Class of Group 2 Class A Certificates (in accordance with the respective Certificate Principal Balances thereof) and not sequentially.

          (g) With respect to any Distribution Date, any Group 1 Excess Cashflow will be paid to the Group 1 Certificates as follows:

               (i) from Group 1 Excess Cashflow from both Loan Subgroups, to the holders of the Class or Classes of Class AV-1 Certificates, Class AV-2 Certificates, Class MV-1 Certificates, Class MV-2 Certificates or Class BV Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Loan Group 1 Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount pursuant to Section 4.04(e) above; provided, however, until the Certificate Principal Balance of the Class AV-2 Certificates and the Class BV Certificates have been reduced to zero, distributions of any Loan Group 1 Extra Principal Distribution Amount in respect of the Class AV-1 Certificates will be limited such that that the aggregate of the amounts of principal of and interest distributed to the Class AV-1 Certificates on such Distribution Date (including but not limited to any such Loan Group 1 Extra Principal Distribution Amount) will not exceed the aggregate of all Interest Funds and the Principal Remittance Amount for Loan Subgroup 1A for such Distribution Date;

               (ii) from any remaining Group 1 Excess Cashflow (a) in the case of Group 1 Excess Cashflow received from Loan Subgroup 1A (and any such amounts received from Loan Subgroup 1B after application pursuant to clause (b) below) to the Class AV-1 Certificates to the extent needed to pay any Class AV-1 Net Rate Carryover (after application of amounts received under any applicable Cap Contract to cover such Net Rate Carryover), (b) in the case of Group 1 Excess Cashflow received from Loan Subgroup 1B (and any such amounts received from Loan Subgroup 1A (after application pursuant to clause (a) above) to the Class AV-2 Certificates to the extent needed to pay any Class AV-2 Net Rate Carryover (after application of amounts received under any applicable Cap Contract to cover such Net Rate Carryover), and (iii) from any such amounts received from both Loan Subgroups (after application pursuant to clauses (a) and (b) above) sequentially, to the Class MV-1 Certificates, Class MV-2 Certificates and Class BV Certificates to the extent needed to pay any Net Rate Carryover for each such Class (after application of amounts received under any applicable Cap Contract to cover such Net Rate Carryover);

               (iii) from any remaining Group 1 Excess Cashflow, to the holders of the Class MV-1 Certificates, in an amount equal to the Class MV-1 Interest Carry Forward Amount;

               (iv) from any remaining Group 1 Excess Cashflow, to the holders of the Class MV-1 Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (v) from any remaining Group 1 Excess Cashflow, to the holders of the Class MV-2 Certificates, in an amount equal to the Class MV-2 Interest Carry Forward Amount;

               (vi) from any remaining Group 1 Excess Cashflow, to the holders of the Class MV-2 Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (vii) from any remaining Group 1 Excess Cashflow, to the holders of the Class BV Certificates, in an amount equal to the Class BV Interest Carry Forward Amount;

               (viii) from any remaining Group 1 Excess Cashflow, to the holders of the Class BV Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (ix) from any remaining Group 1 Excess Cashflow, to the Group 1 Carryover Reserve Fund, in an amount equal to the Required Secondary Group 1 Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on such Distribution Date other than the use of any excess Cap Contract proceeds used to make the Required Secondary Group 1 Carryover Reserve Fund Deposit);

               (x) [Reserved];

               (xi) from any remaining Group 1 Excess Cashflow, to the Class X Certificates, the Class X Distributable Amount; and

               (xii) any remaining Group 1 Excess Cashflow, to the Class A-R Certificates.

          (h) With respect to any Distribution Date, any Group 2 Excess Cashflow will be paid to the Group 2 Certificates as follows:

               (i) from Group 2 Excess Cashflow, to the holders of the Class or Classes of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1 Certificates, Class MF-2 Certificates or Class BF Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Loan Group 2 Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount pursuant to Section 4.04(e) above;

               (ii) from any remaining Group 2 Excess Cashflow, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 or Class BF Certificates to the extent needed to pay any Net Rate Carryover for such class;

               (iii) from any remaining Group 2 Excess Cashflow, to the Group 2 Carryover Reserve Fund to pay the holders of the Class MF-1 Certificates, in an amount equal to the Class MF-1 Interest Carry Forward Amount;

               (iv) from any remaining Group 2 Excess Cashflow, to the holders of the Class MF-1 Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (v) from any remaining Group 2 Excess Cashflow, to the holders of the Class MF-2 Certificates, in an amount equal to the Class MF-2 Interest Carry Forward Amount;

               (vi) from any remaining Group 2 Excess Cashflow, to the holders of the Class MF-2 Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (vii) from any remaining Group 2 Excess Cashflow, to the holders of the Class BF Certificates, in an amount equal to the Class BF Interest Carry Forward Amount;

               (viii) from any remaining Group 2 Excess Cashflow, to the holders of the Class BF Certificates, in an amount equal to the Unpaid Realized Loss Amounts for such Class;

               (ix) from any remaining Group 2 Excess Cashflow, to the Group 2 Carryover Reserve Fund, in an amount equal to the Required Secondary Group 2 Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on such Distribution Date);

               (x) [Reserved];

               (xi) from any remaining Group 2 Excess Cashflow, to the Class X Certificates, the Class X Distributable Amount; and

               (xii) any remaining Group 2 Excess Cashflow, to the Class A-R Certificates.

          To the extent that a Class of Certificates (other than the Class A-R, Class X and Class N Certificates) receives interest in excess of the Net Rate Cap, such interest shall be treated as having been paid to the applicable Carryover Reserve Fund and then paid by the applicable Carryover Reserve Fund to such Certificateholders. For purposes of the Code, amounts deemed deposited in the applicable Carryover Reserve Fund pursuant to this clause (other than amounts paid with respect to the Cap Contracts) shall be deemed to have been distributed first with respect to the Class UTR-X Certificate, then with respect to the Class X Interest, and then with respect to the Class X Certificateholders.

          (i) On each Distribution Date, all Prepayment Charges (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.20) shall be allocated to the Class N Certificates.

          (j) (i) On each Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount for each Certificate Group to reduce the Certificate Principal Balances of the Subordinate Certificates in such Certificate Group in the following order of priority:

               (i) with respect to the Group 1 Certificates:

                         (A) to the Class BV Certificates until the Class BV
               Certificate Principal Balance is reduced to zero;

                         (B) to the Class MV-2 Certificates until the Class
               MV-2 Certificate Principal Balance is reduced to zero; and

                         (C) to the Class MV-1 Certificates until the Class
               MV-1 Certificate Principal Balance is reduced to zero.

               (i) with respect to the Group 2 Certificates:

                         (D) to the Class BF Certificates until the Class BF
               Certificate Principal Balance is reduced to zero;

                         (E) to the Class MF-2 Certificates until the Class
               MF-2 Certificate Principal Balance is reduced to zero; and

                         (F) to the Class MF-1 Certificates until the Class
               MF-1 Certificate Principal Balance is reduced to zero.

          (k) On the Class N Principal Distribution Date, all amounts withdrawn from the Principal Reserve Fund on the day preceding such Distribution Date shall be allocated by the Trustee from the Distribution Account to the Class N Certificates.

          Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least 5 Business Days prior to the related Record Date and (ii) such Holder shall hold Regular Certificates with an aggregate initial Certificate Principal Balance of not less than $1,000,000 or evidencing a Percentage Interest aggregating 10% or more with respect to such Class or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds. Payments to MBIA shall be made by wire transfer of immediately available funds to the following account, unless MBIA notifies the Trustee in writing: Account

Name: MBIA Insurance Corporation, Account Number: 910-2-721728, Bank - JPMorgan Chase Bank, ABA Number 021-000-021, Re: Countrywide 2002-5 - Policy 40023 Class AF-5.

          On or before 5:00 p.m. Pacific time on the fifth Business Day following each Determination Date (but in no event later than 5:00 p.m. Pacific time on the third Business Day before the related Distribution Date), the Master Servicer shall deliver a report to the Trustee (in the form of a computer readable magnetic tape or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information as agreed to by the Master Servicer and the Trustee (including, without limitation, the actual mortgage rate for each Credit Comeback Loan) such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report"). The Trustee shall, not later than 9:00 a.m. Pacific time on the Master Servicer Advance Date, other than any Master Servicer Advance Date relating to any Distribution Date on which the proceeds of any Optional Termination are being distributed, (i) furnish by telecopy a statement to the Master Servicer (the information in such statement to be made available to Certificateholders by the Trustee on request) setting forth the Interest Remittance Amount and Principal Remittance Amount for each Loan Group or Loan Subgroup (as applicable) for such Distribution Date and the amount to be withdrawn from the Certificate Account and (ii) determine (and notify the Master Servicer by telecopy of the results of such determination) the amount of Advances to be made by the Master Servicer in respect of the related Distribution Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance; provided further that any failure by the Trustee to notify the Master Servicer will not relieve the Master Servicer from any obligation to make any such Advances. The Trustee shall not be responsible to recompute, recalculate or verify information provided to it by the Master Servicer and shall be permitted to conclusively rely on any information provided to it by the Master Servicer.

          Section 4.05 Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates of the Trust Fund, the Master Servicer, the Seller, MBIA and the Depositor a statement setting forth for the Certificates:

               (i) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein and (B) the aggregate of all scheduled payments of principal included therein;

               (ii) the amount of such distribution to Holders of each Class allocable to interest;

               (iii) any Interest Carry Forward Amount for each Class;

               (iv) the Certificate Principal Balance of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

               (v) the aggregate of the Stated Principal Balance of the Mortgage Loans for the Mortgage Pool and each Loan Group or Loan Subgroup (as applicable);

               (vi) the related amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

               (vii) the Pass-Through Rate for each Class of Certificates with respect to the current Accrual Period;

               (viii) the Net Rate Carryover paid on any Class of Certificates on such Distribution Date and any Net Rate Carryover remaining on any Class of Certificates on such Distribution Date;

               (ix) the amount of Advances for each Loan Group or Loan Subgroup (as applicable) included in the distribution on such Distribution Date;

               (x) the amount of Applied Realized Loss Amounts applied to the Class MV-1 Certificates, Class MV-2 Certificates, Class BV Certificates, Class MF-1 Certificates, Class MF-2 Certificates and Class BF Certificates for such Distribution Date;

               (xi) the cumulative amount of Applied Realized Loss Amounts applied to the Class MV-1 Certificates, Class MV-2 Certificates, Class BV Certificates, Class MF-1 Certificates, Class MF-2 Certificates and Class BF Certificates to date;

               (xii) the number and aggregate principal amounts of Mortgage Loans in each Loan Group or Loan Subgroup (as applicable): (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, and (B) in foreclosure and Delinquent
     (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xiii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month in each Loan Group or Loan Subgroup (as applicable), the loan number and Stated Principal Balance of such Mortgage Loan and the date of acquisition thereof;

               (xiv) the aggregate Stated Principal Balances of any Mortgage Loans converted to REO Properties, in each Loan Group or Loan Subgroup (as applicable) as of the close of business on the Determination Date preceding such Distribution Date;

               (xv) the aggregate Stated Principal Balances of all Liquidated Loans;

               (xvi) with respect to any Liquidated Loan in each Loan Group or Loan Subgroup (as applicable), the loan number and Stated Principal Balance relating thereto;

               (xvii) with respect to each Loan Group or Loan Subgroup (as applicable), whether a Trigger Event has occurred;

               (xviii) the amount, if any, received under each Cap Contract for such Distribution Date;

               (xix) all payments made by the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date; and

               (xx) the information set forth in the Prepayment Charge
     Schedule.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this
Section 4.05 to the NIM Insurer and each Rating Agency. The Trustee may make the above information available to Certificateholders and MBIA via the Trustee's website at http://www.mbsreporting.com.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vi) of this Section 4.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class A-R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class A-R Certificates with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each related Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each related Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

               (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each related Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the related REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of the related REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the related REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

               (viii) The information pursuant to clauses (i), (ii), (iii) and
     (iv) above shall be provided by the Depositor pursuant to Section 8.11.

               Section 4.06 Class AF-5 Policy.

          (a) If, on the third Business Day before any Distribution Date, the Trustee determines that the amounts available for such Distribution Date distributable to the Holders of the Class AF-5 Certificates pursuant to
Section 4.04 will be insufficient to pay the related Required Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to MBIA and the Fiscal Agent, if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Class AF-5 Policy, by 12:00 noon, New York City time on such third Business Day. The Trustee's responsibility for delivering the notice to MBIA as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

          (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class AF-5 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify MBIA and the Fiscal Agent, if any, and (ii) comply with the provisions of the Class AF-5 Policy, to obtain payment by MBIA of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class AF-5 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class AF-5 Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to MBIA and the Fiscal Agent, if any, its records listing the payments on the affected Class AF-5 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

          (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a special purpose trust accounts in the name of the Trustee for the benefit of Holders of the Class AF-5 Certificates (the "Class AF-5 Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Class AF-5 Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Class AF-5 Policy into the Class AF-5 Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class AF-5 Certificates, in respect of the related Required Distribution for which the related claim was made under the Class AF-5 Policy. Such amounts shall be allocated by the Trustee to Holders of Class AF-5 Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.04. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class AF-5 Certificates from funds in the Class AF-5 Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Class AF-5 Policy Payments Account shall not be invested by the Trustee.

          (d) Any funds received from MBIA for deposit into the Class AF-5 Policy Payments Account pursuant to the Class AF-5 Policy in respect of a Distribution Date or otherwise as a result of any claim under the Class AF-5 Policy shall be applied by the Trustee directly to the payment in full (i) of the related Required Distribution due on such Distribution Date on the Class AF-5 Certificates, or (ii) of other amounts payable under the Class AF-5 Policy. Funds received by the Trustee as a result of any claim under the Class AF-5 Policy shall be used solely for payment to the Holders of the Class AF-5 Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Master Servicer or the Trust Fund. Any funds remaining in the Class AF-5 Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to MBIA in accordance with the instructions set forth in Section 4.04(k).

          (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by MBIA and deposited into the Class AF-5 Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class AF-5 Certificates, (B) Realized Losses allocated to the Class AF-5 Certificates and (C) the amount of funds available to make distributions on the Class AF-5 Certificates pursuant to Sections 4.04(b), (e), (f) and (h). MBIA shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

          (f) The Trustee acknowledges, and each Holder of a Class AF-5 Certificate by its acceptance of the Class AF-5 Certificate agrees, that, without the need for any further action on the part of MBIA or the Trustee, to the extent MBIA makes payments, directly or indirectly, on account of principal of or interest on any Class AF-5 Certificates, MBIA will be fully subrogated to the rights of the Holders of such Class AF-5 Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class AF-5 Certificates, by acceptance of the Class AF-5 Certificates, assign their rights as Holders of the Class AF-5 Certificates to the extent of MBIA's interest with respect to amounts paid under the Class AF-5 Policies. Anything herein to the contrary notwithstanding, solely for purposes of determining MBIA's rights, as applicable, as subrogee for payments distributable pursuant to Section 4.04, any payment with respect to distributions to the Class AF-5 Certificates which is made with funds received pursuant to the terms of the Class AF-5 Policy shall not be considered payment of the Class AF-5 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Balance of the Class AF-5 Certificates within the meaning of Article IV.

          (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify MBIA of such Event of Default.

          (h) The Trustee shall promptly notify MBIA of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class AF-5 Certificates as to which it has actual knowledge. Each Holder of a Class AF-5 Certificate, by its purchase of Class AF-5 Certificates, and the Trustee hereby agrees that MBIA (so long as no MBIA Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, MBIA shall be subrogated to the rights of the Trustee and each Holder of a Class AF-5 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          (i) The Master Servicer shall designate an MBIA Contact Person who shall be available to MBIA to provide reasonable access to information regarding the Mortgage Loans. The initial MBIA Contact Person is to the attention of Secondary Marketing.

          (j) The Trustee shall surrender the Class AF-5 Policy to MBIA for cancellation upon the reduction of the Class AF-5 Certificate Principal Balance of the Class AF-5 Certificates to zero.

          (k) The Trustee shall send to MBIA the reports prepared pursuant to Sections 3.17 and 3.18 and the statements prepared pursuant to Section 4.05, as well as any other statements or communications sent to Holders of the Class AF-5 Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

          (l) For so long as there is no continuing default by MBIA under its obligations under the Class AF-5 Policy (an "MBIA Default"), each Holder of a Class AF-5 Certificate agrees that MBIA shall be treated by the Depositor, the Master Servicer and the Trustee as if MBIA were the Holder of all of the Class AF-5 Certificates, for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class AF-5 Certificates hereunder.

          (m) With respect to this Section 4.06, (i) the terms "Receipt" and "Received" shall mean actual delivery to MBIA and MBIA's Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Class AF-5 Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. MBIA or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or
(B) a day on which MBIA or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

          Section 4.07 [Reserved]

          Section 4.08 Carryover Reserve Funds.

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Group 1 Carryover Reserve Fund and the Group 2 Carryover Reserve Fund and shall deposit $10,000 into each thereof. The Carryover Reserve Funds shall be Eligible Accounts, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

          (b) (i) On each Distribution Date, the Trustee shall deposit all amounts received pursuant to the Cap Contracts in the Group 1 Carryover Reserve Fund. The Trustee shall make withdrawals from the Group 1 Carryover Reserve Fund to make distributions pursuant to Section 4.04(c) hereof.

               (ii) On each Distribution Date, the Trustee withdraw amounts on deposit in the Group 2 Carryover Reserve Fund and shall distribute such amounts in the following order of priority:

                         (A) pro rata to the Class AF-1, Class AF-2, Class
               AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates to the extent needed to pay any Net Rate Carryover for each such class as described below; provided, however, that if the amounts on deposit in the Group 2 Carryover Reserve Fund for such Distribution Date are not sufficient to make a full distribution of the Net Rate Carryover for the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, such amounts will be distributed pro rata among each such class based upon the ratio of (x) the Net Rate Carryover for such class to (y) the aggregate Net Rate Carryover for all such classes,

                         (B) to the Class MF-1 Certificates, the Net Rate
               Carryover for such class,

                         (C) to the Class MF-2 Certificates, the Net Rate
               Carryover for such class, and

                         (D) to the Class BF Certificates, the Net Rate
               Carryover for such class.

          Funds withdrawn from any Carryover Reserve Fund may not be applied pursuant to any other subsection of Section 4.04 other than as expressly provided for in this Section 4.08(b).

          (c) Any amounts received on the First Cap Contract and the Second Cap Contract with respect to a Distribution Date and remaining after the distributions required pursuant to Section 4.04(c)(i) through (iv), first, shall be used to make any Required Secondary Group 1 Carryover Reserve Fund Deposit (after all other deposits and withdrawals from the Group 1 Carryover Reserve Fund on such Distribution Date, including the use of any available Group 1 Excess Cashflow to make such Required Secondary Group 1 Carryover Reserve Fund Deposit) and second, shall be distributed to the Class X Certificates; provided, however, that if the First Cap Contract or Second Cap Contract is subject to early termination, early termination payments received on such Cap Contract shall be deposited by the Trustee in the Group 1 Carryover Reserve Fund and withdrawn from the Carryover Reserve Fund to pay any Net Rate Carryover for the applicable Classes of Certificates as provided in Section 4.04(c)(i) through (iv) on the Distribution Dates following such termination to and including the applicable Cap Contract Termination Date, but such early termination payments shall not be available for distribution to the Class X Certificates on future Distribution Dates until the applicable Cap Contract Termination Date.

          (d) Funds in the Group 1 Carryover Reserve Fund may be invested in Permitted Investments at the direction of the Majority Holder of the Class X Certificates, which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Group 1 Carryover Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Group 1 Certificateholders. In the absence of such written direction, all funds in the Group 1 Carryover Reserve Fund shall be invested by the Trustee in The Bank of New York cash reserves. Any net investment earnings on such amounts shall be payable to the Holders of the Class X Certificates in accordance with their Percentage Interests. Any losses incurred in the Group 1 Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Group 1 Carryover Reserve Fund (or such investments) immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Group 1 Carryover Reserve Fund and made in accordance with this Section 4.08.

                                  ARTICLE V

                               THE CERTIFICATES

          Section 5.01 The Certificates.

          The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-15, B, C, D, E and F. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof and aggregate dollar denominations as set forth in the following table:

                  Minimum       Integral Multiples      Original Certificate
Class           Denomination   in Excess of Minimum      Principal Balance
 AV-1             $20,000            $1,000                $243,040,000
 AV-2             $20,000            $1,000                $160,580,000
 MV-1             $20,000            $1,000                $ 30,690,000
 MV-2             $20,000            $1,000                $ 16,508,000
  BV              $20,000            $1,000                $ 14,182,000
 AF-1             $20,000            $1,000                $ 69,948,000
 AF-2             $20,000            $1,000                $  5,378,000
 AF-3             $20,000            $1,000                $ 42,174,000
 AF-4             $20,000            $1,000                $  9,093,000
 AF-5             $20,000            $1,000                $ 17,520,000
 AF-6             $20,000            $1,000                $ 18,300,000
 MF-1             $20,000            $1,000                $  8,693,000
 MF-2             $20,000            $1,000                $  6,863,000
  BF              $20,000            $1,000                $  5,031,000
 A-R             $99.99(2)             N/A                 $        100
  N                 N/A                N/A                 $ 30,282,000(1)
  X                 N/A                N/A                      N/A
-------------------------------
(1) Notional Amount.
(2) The Tax Matters Person Certificate related to the Class A-R Certificates may be issued in a denomination of $0.01.


          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth as attached hereto executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          Section 5.02 Certificate Register; Registration of
                       Transfer and Exchange of Certificates.

          (a) The Trustee shall maintain a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No Transfer of a Private Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, in order to assure compliance with the Securities Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the Certificateholder desiring to effect such transfer an Opinion of Counsel that such Transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

          No Transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I-1), to the effect that such transferee is not an employee benefit plan or other arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or other arrangement, or using the assets of any such plan or other arrangement to effect the transfer, or (ii) in the case of an ERISA-Restricted Certificate that has been the subject of an ERISA-Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or other arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. For purposes of clauses (i) and
(ii) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates) that is a Book-Entry Certificate unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Master Servicer and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or other arrangement subject to
Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code without the delivery to the Trustee and the Master Servicer of an Opinion of Counsel satisfactory to the Trustee and the Master Servicer as described above shall be void and of no effect, provided that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee and the Master Servicer an Opinion of Counsel meeting the requirements of clause (iii) of the first sentence of this paragraph. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee, with respect to the transfer of such Classes of Certificates, required delivery of such certificates and other documentation or evidence as are expressly required by the terms of this Agreement and examined such certificates and other documentation or evidence to determine compliance as to form with the express requirements hereof. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact an employee benefit plan or other arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code or a Person acting on behalf of any such plan or arrangement at the time it became a Holder or, at such subsequent time as it became such a plan or arrangement or Person acting on behalf of such a plan or arrangement, all payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

          (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I-1 or Exhibit I-2, respectively.

               (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate, or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person, if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class A-R Certificate set forth in this section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class A-R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause any constituent REMIC of the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class A-R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class A-R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class A-R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all affidavits, certifications and opinions referred to above in this section 5.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller or the Master Servicer.

          (e) The beneficial ownership of the Class N Certificates and the Class X Certificates shall not be transferred to a Non-United States Person unless such beneficial ownership is transferred to a Non-United States Person who will at all times be a Proportionate Holder. Neither the Class N nor the Class X Certificates shall be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under section 7701(i) of the Code. These restrictions on transfers of Class X and Class N Certificates set forth in this Section 5.02(e) shall cease to apply (and the applicable portions of any legend on a Class X or Class N Certificate may be deleted) with respect to transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax or tax reporting obligation on the Trust Fund, a Certificateholder or another Person.

          Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer and the Trustee (and with respect to the Class AF-5 Certificates, MBIA) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this
Section 5.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

          Section 5.04 Persons Deemed Owners.

          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer, the Trustee or the NIM Insurer shall be affected by any notice to the contrary.

          Section 5.05 Access to List of Certificateholders'
                       Names and Addresses.

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06 Book-Entry Certificates.

          The Regular Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in
Section 5.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 5.08:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Depositor, the Seller, the Master Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

          (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

          (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

          Section 5.07 Notices to Depository.

          Whenever any notice or other communication is required to be given to Certificateholders of the Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

          Section 5.08 Definitive Certificates.

          If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Class requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

          Section 5.09 Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, as offices for such purposes. The Trustee will give prompt written notice to the Certificateholders and MBIA of any change in such location of any such office or agency.


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


                                  ARTICLE VI

               THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

          Section 6.01 Respective Liabilities of the Depositor,
                       the Master Servicer and the Seller.

          The Depositor, the Master Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          Section 6.02 Merger or Consolidation of the Depositor, the Master Servicer or the Seller.

          The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Depositor, the Master Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Seller shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Seller, shall be the successor of the Depositor, the Master Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

          Section 6.03 Limitation on Liability of the Depositor,
                       the Seller, the Master Servicer and Others.

          None of the Depositor, the Seller, the NIM Insurer or the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller, the NIM Insurer or the Master Servicer shall be under any liability to the Trustee (except as provided in Section 8.05), the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the NIM Insurer the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller, the NIM Insurer or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller, the NIM Insurer or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that any of the Depositor, the Seller, the NIM Insurer or the Master Servicer may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.08 hereof.

          Section 6.04 Limitation on Resignation of Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Certificates (such determination to be made without regard to the Class AF-5 Policy). Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation of the Master Servicer shall become effective until the Trustee or a successor servicer appointed by the Trustee shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Section 6.05 Errors and Omissions Insurance; Fidelity Bonds.

          The Master Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

          The Master Servicer shall provide the Trustee, MBIA and the NIM Insurer (upon such party's reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer.

                                 ARTICLE VII

                    DEFAULT; TERMINATION OF MASTER SERVICER

          Section 7.01 Events of Default.

          "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account or remit to the Trustee any payment (excluding a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five calendar days and, with respect to a payment required to be made under Section 4.01 hereof, for one calendar day, after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Trustee or the NIM Insurer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, but only at the direction of either the NIM Insurer or the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in Section 4.01 hereof subject to Section 3.04 hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default.

          Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          Section 7.02 Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section
7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section
4.01 hereof or if it is otherwise unable to so act, (i) appoint any established mortgage loan servicing institution reasonably acceptable to the NIM Insurer (as evidenced by the prior written consent of the NIM Insurer) or
(ii) petition a court of competent jurisdiction to appoint any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates and the NIM Insurer guaranteed notes by each Rating Agency (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities and indemnities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates). No appointment of a successor to the Master Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as servicer shall give notice to the NIM Insurer and the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.05.

          In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such

Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          Section 7.03 Notification to Certificateholders.

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, MBIA and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          Section 8.01 Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement, to the extent provided in this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

               (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable, individually or as Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was grossly negligent or acted in bad faith or with willful misfeasance; and

               (iii) the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIM Insurer or the Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Section 8.02 Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIM Insurer or the Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

               (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

               (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

               (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

               (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

               (ix) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the NIM Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless the NIM Insurer or such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

          Section 8.03 Trustee Not Liable for Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          Section 8.04 Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses.

          The Master Servicer covenants and agrees to pay or reimburse the Trustee, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Trustee on behalf of the Trust Fund in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Trustee acting in its capacity as Trustee hereunder and (B) to the extent that the Trustee must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Fund, which acts or services are not in the ordinary course of the duties of a trustee, paying agent or certificate registrar, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons, except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          Section 8.06 Eligibility Requirements for Trustee.

          The Trustee hereunder shall, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Certificates (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates) below the ratings issued on the Closing Date (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller and the Master Servicer and their respective affiliates; provided that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 8.07 Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor and the Master Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and each Rating Agency, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance of appointment by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the NIM

Insurer or the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor, the NIM Insurer or the Master Servicer may remove the Trustee and appoint a successor trustee, reasonably acceptable to the NIM Insurer, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy of which shall be delivered to the successor trustee.

          The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          Section 8.08 Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor, its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof, is reasonably acceptable to the NIM Insurer and its appointment shall not adversely affect the then current rating of the Certificates (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates).

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to the NIM Insurer and all Holders of Certificates. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Section 8.09 Merger or Consolidation of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of
Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.10 Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the NIM Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11 Tax Matters.

          It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so that each of the Upper Tier REMIC and the Lower Tier REMIC qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC created hereunder containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) make or cause to be made elections, on behalf of each REMIC created hereunder to be treated as a REMIC on the federal tax return of each such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Class A-R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC created hereunder; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC created hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal, state or local income tax or information returns; (j) maintain records relating to each REMIC created hereunder, including but not limited to the income, expenses, assets and liabilities of each such REMIC, and the fair market value and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC created hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of any REMIC created hereunder in relation to any tax matter involving any such REMIC.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in section 860G(c) of the Code, on any contribution to the Trust Fund after the startup day pursuant to section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon the

Trust Fund pursuant to section 24872 of the California Revenue and Taxation Code if not paid as otherwise provided for herein, such tax shall be paid by
(i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) (x) the Master Servicer, in the case of any such minimum tax, and (y) any party hereto (other than the Trustee) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party here fails to honor its obligations under the preceding clauses (i) or (ii), id first with amounts otherwise to be distributed to the Class A-R Certificateholders, and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class BV and Class BF Certificates (pro rata), second, to the Class MV-2 and Class MF-2 Certificates (pro rata), third, to the Class MV-1 and Class MF-2 Certificates (pro rata) and fourth, to the Class AF-6, Class AF-5, Class AF-4, Class AF-3, Class AF-2, Class AF-1, Class AV-2 and Class AV-1 Certificates (pro rata). Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Class A-R Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Class A-R Certificates (and, if necessary, second, from the Holders of the all other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

          The Trustee shall treat the rights of the Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Certificateholders to receive payments from the Group 1 Carryover Reserve Fund and the rights of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Certificateholders to receive payments from the Group 2 Carryover Reserve Fund as rights in an interest rate cap contract written by the holders of the Class X Interest (with respect to the amounts deemed payable from the Class X Interest and with respect to the First and Second Cap Contracts, as applicable). Thus, each Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Certificate shall be treated as representing ownership of not only an Upper Tier REMIC Regular Interest, but also ownership of an interest in such interest rate cap contract. For purposes of determining the issue price of the Upper Tier REMIC Regular interests, the Trustee shall assume that the interest rate cap contracts have a value of $566,000.

          (a) [Reserved]

          Section 8.12 Access to Records of the Trustee.

          The Trustee shall afford the Seller, the Depositor, the Master Servicer, MBIA, the NIM Insurer and each Certificateholder upon reasonable notice during normal business hours access to all records maintained by the Trustee in respect of its duties under this Agreement and access to officers of the Trustee responsible for performing its duties. Upon request, the Trustee shall furnish the Depositor, the Master Servicer, the NIM Insurer, MBIA and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Master Servicer, the Depositor, the NIM Insurer, MBIA and the Certificateholder for review and copying any books, documents, or records requested with respect to the Trustee's duties under this Agreement. The Seller, the Depositor, the Master Servicer, MBIA and the Certificateholder shall not have any responsibility or liability for any action for failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          Section 8.13 Suits for Enforcement.

          If an Event of Default or other material default by the Master Servicer or the Depositor under this Agreement occurs and is continuing, at the direction of the Certificateholders holding not less than 51% of the Voting Rights or the NIM Insurer, the Trustee shall proceed to protect and enforce its rights and the rights of the Certificateholders or the NIM Insurer under this Agreement by a suit, action, or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable, or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee, the NIM Insurer and the Certificateholders.

                                  ARTICLE IX

                                  TERMINATION

          Section 9.01 Termination upon Liquidation or
                       Repurchase of all  Mortgage Loans.

          Subject to Section 9.03, the Trust Fund shall terminate and the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created hereby shall terminate upon the earlier of (a) the purchase on a Distribution Date by the Majority Holder of the Class X Certificates (or if such Holder does not elect to exercise such purchase option on such Distribution Date, the Master Servicer) of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in the Trust Fund (other than in respect of an REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Master Servicer, at the applicable Net Mortgage Rate), (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee and (iv) any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of such repurchase and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to related Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Latest Possible Maturity Date.

          The right to purchase all Mortgage Loans and REO Properties by the Majority Holder of the Class X Certificates or the Master Servicer (the party exercising such purchase option, the "Terminator") pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of the Mortgage Loans, at the time of any such repurchase, aggregating (a) in the case of purchase by the Majority Holder of the Class X Certificates, ten percent (10%) or less and (b) in the case of purchase by the Master Servicer, five percent (5%) of the sum of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

          Section 9.02 Final Distribution on the Certificates.

          If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee to send a final distribution notice promptly to each related Certificateholder and MBIA or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the related Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related

Certificates at the Corporate Trust Office of the Trustee. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the Certificateholders, such electing party shall notify the Depositor, MBIA and the Trustee of the date such electing party intends to terminate the Trust Fund and of the applicable repurchase price of the related Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which related Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to related Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on related Certificates will be made upon presentation and surrender of such Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to the affected Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each affected Class and MBIA the amounts allocable to such Certificates and MBIA held in the Distribution Account (and, if applicable, any Carryover Reserve Fund) in the order and priority set forth in Section 4.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

          In the event that any affected Certificateholders shall not surrender related Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their related Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all related Certificates shall not have been surrendered for cancellation, MBIA, with respect to the Reimbursement Amount and then the Class A-R Certificates (in the case of Loan Group 2) shall be entitled to all unclaimed funds and other assets that remain subject hereto.

          Section 9.03 Additional Termination Requirements.

          (a) In the event the Terminator exercises its purchase option, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Terminator, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                    (1) The Master Servicer shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation section 1.860F-1. The Master Servicer shall prepare a plan of complete liquidation and shall otherwise satisfy all the requirements of a qualified liquidation under section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trustee and the Depositor obtained at the expense of the Terminator;

                    (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund to the Terminator for cash; and

                    (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class A-R Certificateholders all cash on hand (other than cash retained to meet claims) related to such Class of Certificates, and the Trust Fund shall terminate at that time.

          (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders. The Trustee shall attach a statement to the final federal income tax return for each of any REMIC created hereunder stating that pursuant to Treasury Regulation Section 1.860F-1, the first day of the 90-day liquidation period for each the REMIC was the date on which the Trustee sold the assets of the Trust Fund to the Master Servicer.

          (c) The Trustee as agent for each REMIC created hereunder hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1), and together with the Holders of the Class A-R Certificates agree to take such other action in connection therewith as may be reasonably requested by the Terminator.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          Section 10.01 Amendment.

          This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Seller, and the Trustee with the consent of the NIM Insurer, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates), it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Any amendment described above, made solely to conform the Agreement to the Prospectus Supplement shall be deemed not to adversely affect in any material respect the interests of the Certificateholders. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of Certificateholders representing not less than 51% of the Voting Rights of each Class of Certificates affected by such amendment.

          The Trustee, the Depositor, the Master Servicer and the Seller with the consent of the NIM Insurer may also at any time and from time to time amend this Agreement, without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Seller and the Trustee with the consent of the NIM Insurer and the Holders of each Class of Certificates affected thereby evidencing not less than 51% of the Voting Rights of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing 66% or more of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding or (iv) adversely affect in any material respect the rights and interest of MBIA in any of the following provisions of this Agreement without its consent, which consent shall not be unreasonably withheld: (a) the definitions of "Class AF-5 Premium" and "Reimbursement Amount" in Article I,
(b) clauses (i) and (vi) of Section 4.04(b), (c) clause F of Section 4.04(e)(iii), (d) clause E of Section 4.04(e)(iv), and (f) Sections 4.06, 10.01, and 10.11.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless the Trustee and the NIM Insurer shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the NIM Insurer, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, MBIA and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee and the NIM Insurer that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          Section 10.02 Recordation of Agreement; Counterparts.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.03 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.04 Intention of Parties.

          It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement (within the meaning of the Uniform Commercial Code of the State of New York) with respect to all such assets and security interests and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant pursuant to the terms of this Agreement by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Depositor for the benefit of the Certificateholders and the NIM Insurer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          Section 10.05 Notices.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Event of Default that has not been cured;

               (iii) The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

               (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.04 and 3.12; and

               (v) The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

               (vi) Each report to Certificateholders described in Section
     4.05;

               (vii) Each annual statement as to compliance described in
     Section 3.17; and

               (viii) Each annual independent public accountants' servicing report described in Section 3.18.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when sent by facsimile transmission, first class mail or delivered to (i) in the case of the Depositor, CWABS, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: David A. Spector, or such other address as may be hereafter furnished to the Seller, the Master Servicer and the Trustee by the Depositor in writing; (ii) in the case of the Seller, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number (818) 225-4053, Attention: David A. Spector, or such other address as may be hereafter furnished to the Depositor, the Master Servicer and the Trustee by the Seller in writing; (iii) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California, facsimile number (805) 520-5623, Attention: Mark Wong or such other address as may be hereafter furnished to the Depositor, the Seller and the Trustee by the Master Servicer in writing; (iv) in the case of the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWABS, Series 2002-5, or such other address as the Trustee may hereafter furnish to the Depositor or the Master Servicer; (v) in the case of MBIA, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management--Structured Finance (IPM-SF) (CWABS 2002-5) or such other address as may be hereafter furnished to the Trustee by MBIA; and (vi) in the case of the Rating Agencies, (x) Moody's Investors Service, Inc., Attention: ABS Monitoring Department, 99 Church Street, Sixth Floor, New York, New York 10007 and (y) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Attention: Mortgage Surveillance Group, 25 Broadway, 12th Floor, New York, New York 10004. Notices to Certificateholders shall be deemed given when mailed, first postage prepaid, to their respective addresses appearing in the Certificate Register.

          Section 10.06 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.07 Assignment.

          Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and the Depositor.

          Section 10.08 Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 10.09 Inspection and Audit Rights.

          The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor, the Seller, the NIM Insurer or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor, the Seller or the Trustee, which certified public accountants shall be reasonably acceptable to the NIM Insurer, and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor, the Seller, the NIM Insurer or the Trustee of any right under this
Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer.

          Section 10.10 Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          Section 10.11 MBIA Rights.

          (a) All notices, statements reports, certificates or opinions required by this Agreement to be sent to the Rating Agencies or the Class AF-5 Certificateholders shall also be sent at such time to MBIA at the notice address set forth in Section 10.05..

          (b) MBIA shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of MBIA's rights explicitly specified herein as if a party hereto.

          (c) All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the Class AF-5 Policy, in the case of the Class AF-5 Certificates.

          Section 10.12 Rights of NIM Insurer.

          (a) The rights of the NIM Insurer under this Agreement shall exist only so long as either:

               (i) the notes certain payments on which are guaranteed by the NIM Insurer remain outstanding or

               (ii) the NIM Insurer is owed amounts paid by it with respect to that guaranty.

          (b) The rights of the NIM Insurer under this Agreement are exercisable by the NIM Insurer only so long as no default by the NIM Insurer under its guaranty of certain payments under notes backed principally by the Class N and Class X Certificates has occurred and is continuing. If the NIM Insurer is the subject of any insolvency proceeding, the rights of the NIM Insurer under this Agreement will be exercisable by the NIM Insurer only so long as:

               (i) the obligations of the NIM Insurer under its guaranty of notes backed principally by the Class N and Class X Certificates have not been disavowed and

               (ii) the Seller and the Trustee have received reasonable assurances that the NIM Insurer will be able to satisfy its obligations under its guaranty of notes backed principally by the Class N or Class X Certificates.

          (c) The NIM Insurer is a third party beneficiary of this Agreement to the same extent as if it were a party to this Agreement and may enforce any of those rights under this Agreement.

          (d) A copy of any documents of any nature required by this Agreement to be delivered by the Trustee, or to the Trustee or the Rating Agencies, shall in each case at the same time also be delivered to the NIM Insurer. Any notices required to be given by the Trustee, or to the Trustee or the Rating Agencies, shall in each case at the same time also be given to the NIM Insurer.

          (e) Anything in this Agreement that is conditioned on not resulting in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies shall also be conditioned on not resulting in the downgrading or withdrawal of the ratings then assigned by the Rating Agencies to the notes backed principally by the Class N and Class X Certificates.

                                     * * *

          IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                            CWABS, INC.,
                                 as Depositor

                            By: ______________________________
                                Name:   Celia Coulter
                                Title:  Vice President

                            COUNTRYWIDE HOME LOANS, INC.,
                                 as Seller

                            By: _____________________________
                                Name:   Celia Coulter
                                Title:  Executive Vice President

                            COUNTRYWIDE HOME LOANS SERVICING LP,
                                 as Master Servicer

                            By:  COUNTRYWIDE GP, INC.

                            By: _____________________________
                                Name:   Celia Coulter
                                Title:  Senior Vice President

                            THE BANK OF NEW YORK,
                                 not in its individual capacity,
                                 but solely as Trustee

                            By: _____________________________
                                Name:   Courtney Bartholomew
                                Title:  Vice President

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF LOS ANGELES   )

          On this 30th day of December, 2002, before me, a notary public in and for said State, appeared Celia Coulter, personally known to me on the basis of satisfactory evidence to be the Executive Vice President of Countrywide Home Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     ____________________________________
                                                Notary Public


[Notarial Seal]

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF LOS ANGELES   )

          On this 30th day of December, 2002, before me, a notary public in and for said State, appeared Celia Coulter, personally known to me on the basis of satisfactory evidence to be the Senior Vice President of Countrywide GP, Inc., the parent company of Countrywide Home Loans Servicing LP, one of the organizations that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited partnership and acknowledged to me that such limited partnership executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           _______________________________
                                                    Notary Public

[Notarial Seal]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF LOS ANGELES  )

          On this 30th day of December, 2002, before me, a notary public in and for said State, appeared Celia Coulter, personally known to me on the basis of satisfactory evidence to be the Vice President of CWABS, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           _______________________________
                                                    Notary Public

[Notarial Seal]

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

          On this 30th day of December, 2002, before me, a notary public in and for said State, appeared Courtney Bartholomew, personally known to me on the basis of satisfactory evidence to be a Vice President of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           _______________________________
                                                    Notary Public

                                                                   Exhibit A-1
                                                                  through A-15

                        [Exhibits A-1 through A-15 are
                      photocopies of such Certificates as
                                  delivered.]

               [See appropriate documents delivered at closing.]

                                                                      Exhibit B

                           Exhibit B is a photocopy
                          of the Class N Certificate
                                 as delivered.

               [See appropriate documents delivered at closing.]

                                                                      Exhibit C

                           Exhibit C is a photocopy
                          of the Class X Certificate
                                 as delivered.

               [See appropriate documents delivered at closing.]

                                                                      Exhibit D

                           Exhibit D is a photocopy
                         of the Class A-R Certificate
                                 as delivered.

               [See appropriate documents delivered at closing.]







                                    C-1-1

                                                                      Exhibit E

                          Exhibit C-2 is a photocopy
               of the Tax Matters Person Certificate (Class A-R)
                                 as delivered.

               [See appropriate documents delivered at closing.]






                                    C-2-1

                                                                      Exhibit D

                           Exhibit D is a photocopy
                         of the Class A-R Certificate
                                 as delivered.

               [See appropriate documents delivered at closing.]

                                                                      Exhibit E

                           Exhibit E is a photocopy
               of the Tax Matters Person Certificate (Class A-R)
                                 as delivered.

               [See appropriate documents delivered at closing.]

                                                            Exhibit F-1 and F-2

             [Exhibit F-1 and F-2 are schedules of Mortgage Loans]

        [Delivered to Trustee at closing and on file with the Trustee.]

                                  EXHIBIT G-1

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                                      [Date]


[Depositor]

[Seller]

[Master Servicer]

     Re: Pooling and Servicing Agreement dated as of December 1, 2002 among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, relating to the Asset-Backed Certificates, Series 2002-5
          -------------------------------------------------------------------

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached list of exceptions) the Trustee has received:

          (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of , without recourse", or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note; and

          (ii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above.

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                    G-1-1

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                             The Bank of New York,
                                  as Trustee

                             By:
                                ----------------------------------
                                Name:
                                Title:


                                    G-1-2

                                  EXHIBIT G-2

                   FORM OF INTERIM CERTIFICATION OF TRUSTEE

                                                     [Date]


[Depositor]

[Seller]

[Master Servicer]

     Re: Pooling and Servicing Agreement dated as of December 1, 2002 among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, relating to the Asset-Backed Certificates, Series 2002-5

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as listed in the following paragraph, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached list of exceptions) the Trustee has received:

               (i) (i) original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
     "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

               (ii) (ii) the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

               (iii) (iii) the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "Asset-Backed Certificates, Series 2002-5, CWABS, Inc., by The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2002, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment


                                    G-2-1
     of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

               (iv) (iv) original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage Loan)];

               (v) (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

               (vi) (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

          In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

          Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                    G-2-2

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                             The Bank of New York,
                                  as Trustee

                             By:
                                -----------------------------------
                                Name:
                                Title:


                                    G-2-3

                                  EXHIBIT G-3

                     FORM OF DELAY DELIVERY CERTIFICATION

                                                             [Date]


[Depositor]

[Seller]

[Master Servicer]

     Re: Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement") among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee, relating to the Asset-Backed Certificates, Series 2002-5

Gentlemen:

          Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto, delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement. The undersigned hereby certifies that as to each Delay Delivery Mortgage Loan listed on the Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) the Trustee has received:

               (vii) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
     "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

               (viii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "Asset-Backed Certificates, Series 2002-5, CWABS, Inc., by The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2002, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates).


                                    G-3-1

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                             THE BANK OF NEW YORK,
                                  as Trustee

                             By:
                                ---------------------------------
                                Name:
                                Title:


                                    G-3-2

                                  EXHIBIT G-4

                                  [Reserved]


                                    G-4-1

                                   EXHIBIT H

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                                                 [Date]


[Depositor]

[Master Servicer]

[Seller]

     Re: Pooling and Servicing Agreement dated as of December 1, 2002 among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, relating to the Asset-Backed Certificates, Series 2002-5

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) the Trustee has received:

          (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

          (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

          (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "Asset-Backed Certificates, Series 2002-5, CWABS, Inc., by The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2002, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

          (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage Loan)];

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

          (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          If the public recording office in which a Mortgage or assignment thereof is recorded has retained the original of such Mortgage or assignment, the Trustee has received, in lieu thereof, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office.

          Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                            The Bank of New York,
                                as Trustee

                            By:
                               ------------------------------------
                               Name:
                               Title:

                                  EXHIBIT I-1

               TRANSFER AFFIDAVIT FOR THE CLASS A-R CERTIFICATES

STATE OF               )
                       ) ss.:
COUNTY OF              )

          The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Agreement"), by and among CWABS, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          2. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or to section 4975 of the Internal Revenue Code of 1986, nor is it acting on behalf of or with plan assets of any such plan. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal


                                     I-1-1
consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

          6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J-1 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

          7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificates.

          8. The Transferee's taxpayer identification number is _____.

          9. The Transferee is a U.S. Person as defined in Code section 7701(a)(30).

          10. The Transferee is aware that the Class A-R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

          11. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class A-R Certificates to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

                                     * * *


                                    I-1-2

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.

                             [NAME OF TRANSFEREE]

                             By:
                                ----------------------------------
                                Name:
                                Title:

[Corporate Seal]

ATTEST:

-------------------------
[Assistant] Secretary

          Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this ____ day of _______, 20__.

                                        ---------------------------------------
                                                     NOTARY PUBLIC


                                          My Commission expires the ___ day of


                                                      , 20__.

                                    I-1-3

                              Certain Definitions

          "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.


                                    I-1-4

                       Section 5.02(c) of the Agreement

          (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I-1 or Exhibit I-2, respectively.

               (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate, or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person, if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by
     Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax


                                    I-1-5
     imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class A-R Certificate set forth in this section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class A-R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause any constituent REMIC of the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class A-R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class A-R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class A-R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.


                                    I-1-6

                                  EXHIBIT I-2
                                  [reserved]


                                    I-2-1

                                  EXHIBIT J-1

           FORM OF TRANSFEROR CERTIFICATE FOR CLASS A-R CERTIFICATES

                                                            Date:


CWABS, Inc.
as Depositor
4500 Park Granada
Calabasas, California  91302

The Bank of New York
as Trustee
101 Barclay Street
New York, New York  10286

                  Re:    CWABS, Inc. Asset Backed
                         Certificates, Series 2002-5

Ladies and Gentlemen:

          In connection with our disposition of the Class A-R Certificates, we certify that we have no knowledge that the Transferee is not a Permitted Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2002, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

                              Very truly yours,

                              -------------------------------------
                              Name of Transferor


                              By: _________________________________
                                  Name:
                                  Title:


                                    J-1-1

                                  EXHIBIT J-2


                                    J-2-1

                                  EXHIBIT J-3

                      FORM OF TRANSFEROR CERTIFICATE FOR
                             PRIVATE CERTIFICATES

                                                                      Date:


CWABS, Inc.,
   as Depositor
4500 Park Granada
Calabasas, California 91302

The Bank of New York,
   as Trustee
5 Penn Plaza, 16th Floor
New York, New York  10001

                  Re:      CWABS, Inc. Asset-Backed Certificates,
                           Series 2002-5, Class [  ]
                           ---------------------------

Ladies and Gentlemen:

In connection with our disposition of the above-captioned Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2002, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

                           Very truly yours,


                           ----------------------------------
                           Name of Transferor



                           By: _______________________________
                               Name:
                               Title:


                                    J-3-1

                                   EXHIBIT K

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                       Date:


CWABS, Inc.,
  as Depositor
4500 Park Granada
Calabasas, California 91302

The Bank of New York,
  as Trustee
5 Penn Plaza, 16th Floor
New York, New York  10001

             Re:  CWABS, Inc. Asset-Backed Certificates,
                  Series 2002-5, Class [  ]
                  ------------------------------------

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and
(g) we will not sell, transfer or otherwise dispose of any Certificates unless
(1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2002, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

                           Very truly yours,


                           ----------------------------------
                           Name of Transferor



                           By: _______________________________
                               Name:
                               Title:

                                   EXHIBIT L

                           FORM OF RULE 144A LETTER

                                                                 Date:


CWABS, Inc.,
   as Depositor
4500 Park Granada
Calabasas, California 91302

The Bank of New York,
   as Trustee
5 Penn Plaza, 16th Floor
New York, New York  10001

              Re:  CWABS, Inc. Asset-Backed Certificates,
                   Series 2002-5, Class [  ]

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2002, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

                           Very truly yours,

                           ----------------------------------
                           Name of Transferor



                           By: _______________________________
                               Name:
                               Title:

                             ANNEX 1 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

             As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                 ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                 ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                 ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                 ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                 ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                 ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                 ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                 ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment
                            Advisors Act of 1940.

                 ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under
                            Section 301(c) or (d) of the Small Business
                            Investment Act of 1958.

                 ___ Business Development Company. Buyer is a business development company as defined in
                            Section 202(a)(22) of the Investment Advisors Act of 1940.

             The term "securities" as used herein does not include (i)
                 securities of issuers that are affiliated with the Buyer,
                 (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

             For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

             The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

             Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                      -------------------------------------
                                                Print Name of Buyer

                                      By:____________________________________
                                         Name:
                                         Title:

                                         Date:

                                                           ANNEX 2 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That are Registered Investment Companies]

The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

             In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
             (ii) in the preceding sentence applies, the securities may be valued at market.

                 ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                            144A).

                 ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

             The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

             The term "securities" as used herein does not include (i)
                 securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
                 (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

             Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      -------------------------------------
                                         Print Name of Buyer or Adviser

                                      By:__________________________________
                                         Name:
                                         Title:

                                      IF AN ADVISER:

                                      -------------------------------------
                                                   Print Name of Buyer

                                      Date:_________________________________

                                   EXHIBIT M

                              REQUEST FOR RELEASE

Loan Information

         Name of Mortgagor:  _____________________________________

         Master Servicer     _____________________________________
         Loan No.:

Trustee

         Name:               _____________________________________

         Address:            _____________________________________

                             _____________________________________

         Trustee
         Mortgage File No.:  _____________________________________

          The undersigned Master Servicer hereby acknowledges that it has received from _______________________________________, as Trustee for the
Holders of Asset-Backed Certificates, Series 2002-5, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement") among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, the Trustee and the Trustee.

( ) Mortgage Note dated ___________, ____, in the original principal sum of $________, made by __________________, payable to, or endorsed to the order of, the Trustee.

(  ) Mortgage recorded on _________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     ________________, State of _______________ in book/reel/docket
     _______________ of official records at page/image _____________.

(  ) Deed of Trust recorded on _________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     ________________, State of _______________ in book/reel/docket
     _______________ of official records at page/image _____________.

(  ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     _________________ as instrument no. __________ in the County Recorder's Office of the County of __________, State of _______________ in book/reel/docket _______________ of official records at page/image
     _____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

(  ) ----------------------------------------------

(  ) ----------------------------------------------

(  ) ----------------------------------------------

(  ) ----------------------------------------------


          The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trust Fund, solely for the purposes provided in the Pooling and Servicing Agreement.

                  (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Pooling and Servicing Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Fund, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                               [Master Servicer]

                               By____________________________________

                               Its____________________________________




Date: _________________, ____

                                   EXHIBIT N

                              REQUEST FOR RELEASE
            [Mortgage Loans Paid in Full, Repurchased or Replaced]
                    OFFICER'S CERTIFICATE AND TRUST RECEIPT
                          ASSET-BACKED CERTIFICATES,
                                 Series 2002-5

__________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

[ALL PAYMENTS OF PRINCIPAL AND INTEREST HAVE BEEN MADE.] [THE [PURCHASE PRICE] [MORTGAGE LOAN REPURCHASE PRICE] FOR SUCH MORTGAGE LOANS HAS BEEN PAID.] [THE MORTGAGE LOANS HAVE BEEN LIQUIDATED AND THE RELATED [INSURANCE PROCEEDS] [LIQUIDATION PROCEEDS] HAVE BEEN DEPOSITED PURSUANT TO SECTION 3.13 OF THE POOLING AND SERVICING AGREEMENT.] [A REPLACEMENT MORTGAGE LOAN HAS BEEN DELIVERED TO THE TRUSTEE IN THE MANNER AND OTHERWISE IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SECTIONS 2.02 AND 2.03 OF THE POOLING AND SERVICING AGREEMENT.]

LOAN NUMBER:_______________                    BORROWER'S NAME:_____________
COUNTY:____________________

[For Substitution or Repurchase Only: The Master Servicer certifies that [an] [no] opinion is required by Section 2.05 [and is attached hereto].]

I HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, THAT ARE REQUIRED TO BE DEPOSITED IN THE CERTIFICATE ACCOUNT PURSUANT TO
SECTION 3.05 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

------------                                       ---------------------
                                                   DATED:______________

/ /                                                VICE PRESIDENT

/ /                                                ASSISTANT VICE PRESIDENT

                                                                      Exhibit O

                           [Exhibit O is a photocopy
                          of the Depository Agreement
                                as delivered.]

               [See appropriate documents delivered at closing.]


                                     0-1

                                   EXHIBIT P

                      FORM OF MORTGAGE NOTE AND MORTGAGE

                                   EXHIBIT Q

                                  [RESERVED]

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 1 of 10

                                  EXHIBIT R-1

                         [FORM OF FIRST CAP CONTRACT]

                                          [BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                245 PARK AVENUE
                                                                     SUITE 1700
                                                       NEW YORK, NEW YORK 10167
                                                                  212-272-4009]


DATE:                                            [  ]

TO:                                              Countrywide Home Loans, Inc.
ATTENTION:                                       Mr. Jeff Staab
TELEPHONE:                                       818-225-3279
FACSIMILE:                                       818-225-4010

FROM:                                            Derivatives Documentation
TELEPHONE:                                       212-272-2711
FACSIMILE:                                       212-272-9857

SUBJECT:                                         Fixed Income Derivatives
                                                 Confirmation and Agreement

REFERENCE NUMBER:                                [  ]

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans Inc. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 1991 ISDA Definitions (the "1991 Definitions"), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (the "Supplement") and as amended and supplemented by the 1998 ISDA Euro Definitions (the "Euro Definitions") (collectively the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.


                                   R-1-1

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 2 of 10


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     Shall equal:

                                            (i) USD [ ] for the
                                                initial Calculation
                                                Period, and

                                            (ii) the amount as
                                                 detailed in the
                                                 Schedule of Notional
                                                 Amounts attached hereto.

       Trade Date:                               [  ]

       Effective Date:                           [  ]

       Termination Date:                         [ ], subject to adjustment in
                                                 accordance with the
                                                 Business Day Convention.

       Fixed Amount (Premium):

                Fixed Rate Payer:                Counterparty

                Cap Rate:                        [  ]%

                Fixed Rate Payer
                Payment Date:                    [  ]

                Fixed Amount:                    USD [  ]


       Floating Amounts:

                Floating Rate Payer:             BSFP

                Floating Rate Payer
                Period End Dates:                 The 25th calendar day of
                                                  each month during the Term
                                                  of this Transaction,
                                                  commencing [ ] and ending on
                                                  the Termination Date,
                                                  subject to adjustment in
                                                  accordance with the Business
                                                  Day Convention.


                Floating Rate Payer
                Payment Dates:                    The first Business
                                                  Day preceding each Period
                                                  End Date during the Term of
                                                  this Transaction, commencing
                                                  on the first Business Day
                                                  preceding [ ] and ending on


                                   R-1-2

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 3 of 10

                                                  the first Business Day
                                                  preceding the Termination
                                                  Date.


                Floating Rate Option:             USD-LIBOR-BBA

                Designated Maturity:              1 month

                Floating Rate Day
                Count Fraction:                   Actua1/360

                Reset Dates:                      The first day of each
                                                  Calculation Period

                Compounding:                      Inapplicable

       Business Days:                             New York and London

       Business Day Convention:                   Modified Following

       Calculation Agent:                         BSFP

3.    Additional Provisions:                  1)  Each party hereto is hereby
                                              advised and acknowledges that the
                                              other party has engaged in (or
                                              refrained from engaging in)
                                              substantial financial
                                              transactions and has taken (or
                                              refrained from taking) other
                                              material actions in reliance upon
                                              the entry by the parties into
                                              the Transaction being entered
                                              into on the terms and conditions
                                              set forth herein and in the
                                              Confirmation relating to such
                                              Transaction, as applicable.  This
                                              paragraph (1) shall be deemed
                                              repeated on the trade date of
                                              each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.


                                   R-1-3

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 4 of 10


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

            (ix)(i)   Market Quotation will apply.

            (x)(ii)   The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)    Tax Representations. Not applicable.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to BSFP as the Affected Party.

5)    Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Party required to deliver         Form/Document/                    Date by which to be
document                          Certificate                       delivered
BSFP and the Counterparty         Any document required or          Promptly after the earlier of
                                  reasonably requested to allow     (i) reasonable demand by
                                  the other party to make           either party or (ii) learning
                                  payments under this Agreement     that such form or document is
                                  without any deduction or          required
                                  withholding for or on the
                                  account of any Tax or with
                                  such deduction or withholding
                                  at a reduced rate


                                   R-1-4

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 5 of 10

(2)   Other documents to be delivered are:

Party required to        Form/Document/               Date by which to be   Covered by Section
deliver document         Certificate                  delivered             3(d) Representation
BSFP and the             Any documents required by    Upon the execution    Yes
Counterparty             the receiving party to       and delivery of
                         evidence the authority of    this Agreement and
                         the delivering party or      such Confirmation
                         its Credit Support
                         Provider, if any, for it to
                         execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support
                         Document, as the case may be

BSFP and the             A certificate of an          Upon the execution    Yes
Counterparty             authorized officer of the    and delivery of
                         party, as to the this        Agreement and
                         incumbency and authority     such Confirmation
                         of the respective officers
                         of the party signing this
                         Agreement, any relevant
                         Credit Support Document,
                         or any Confirmation, as
                         the case may be


                                   R-1-5

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 6 of 10

(3)  BSFP will provide a Legal Opinion.

6)   Miscellaneous. Miscellaneous

(a)  Address for Notices: For the purposes of Section 12(a) of this
     Agreement:

           Address for notices or communications to BSFP:

                   Address:      245 Park Avenue, New York, New York 10167
                   Attention:    DPC Manager -- Suite 1700
                   Facsimile:    (212) 272-5823

           with a copy to:

                   Address:      One Metrotech Center North, Brooklyn,
                                 New York 11201
                   Attention:    Derivative Operations - 7th Floor
                   Facsimile:    (212) 272-1634

                   (For all purposes)

           Address for notices or communications to the Counterparty:

                   Address:      4500 Park Granada
                                 Mail Stop CH-143
                                 Calabasas, CA 91302

                   Attention:    Mr. Jeff Staab
                   Facsimile:    818-225 3898
                   Phone:        818-225-3279

(b)  Process Agent. For the purpose of Section 13(c):

                              BSFP appoints as its
                              Process Agent:                Not Applicable
                              The Counterparty appoints
                              as its Process Agent:         Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of this
Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.


                                   R-1-6

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 7 of 10

(e)  Calculation Agent. The Calculation Agent is BSFP.

(f)  Credit Support Document. Not applicable for either BSFP or the
Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.


                                   R-1-7

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 8 of 10

                      Each party represents to the other party on each date when it enters into a Transaction that:--

               (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2) Evaluation and Understanding.

               (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

        NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.      Account Details and
        Settlement Information:     Payments to BSFP:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number:  0925-3186, for further
                                    credit to Bear Stearns Financial Products
                                    Inc.
                                    Sub-account Number:  102-04654-1-3
                                    Attention:  Derivatives Department

                                    Payments to Counterparty:
                                    [Please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and


                                   R-1-8

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 9 of 10


returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Sonya Nugent by telephone at 212-272-8273. For all other inquiries please contact Niamh Ansley by telephone at 353-1-402-6225. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:___________________________________
        Name:
        Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.


By:___________________________________
        Name:
        Title:



                                   R-1-9

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 10 of 10



                         SCHEDULE OF NOTIONAL AMOUNTS
  (all such dates subject to adjustment in accordance with the Business Day
                                 Convention)

                                                            Applicable Notional
             From and including         To but excluding      Amount (USD)
             ------------------         ----------------      ------------------
               Effective Date                                 [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]
                                                              [              ]

                                        Termination Date      [              ]




                                   R-1-10

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 1 of 10


                                  EXHIBIT R-2

                         [FORM OF FIRST CAP CONTRACT]

                                          [BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                245 PARK AVENUE
                                                                     SUITE 1700
                                                       NEW YORK, NEW YORK 10167
                                                                  212-272-4009]

DATE:                     [  ]

TO:                       Countrywide Home Loans, Inc.
ATTENTION:                Mr. Jeff Staab
TELEPHONE:                818-225-3279
FACSIMILE:                818-225-4010

FROM:                     Derivatives Documentation
TELEPHONE:                212-272-2711
FACSIMILE:                212-272-9857

SUBJECT:                  Fixed Income Derivatives Confirmation
                          and Agreement

REFERENCE NUMBER:         [ ]

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans Inc. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 1991 ISDA Definitions (the "1991 Definitions"), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (the "Supplement") and as amended and supplemented by the 1998 ISDA Euro Definitions (the "Euro Definitions") (collectively the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

                                     R-2-1

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 2 of 10


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                      Rate Cap
      Notional Amount:                          Shall equal:

                                                (i) USD [ ] for the initial
                                                    Calculation Period, and

                                                (ii)the amount as detailed in
                                                    the Schedule of Notional
                                                    Amounts attached hereto.

      Trade Date:                                   [  ]

      Effective Date:                               [  ]

      Termination Date:                             [ ], subject to  adjustment  in accordance
                                                    with the Business Day Convention.

      Fixed Amount (Premium):

              Fixed Rate Payer:                     Counterparty

              Cap Rate:                             [  ]%

              Fixed Rate Payer
              Payment Date:                         [  ]

              Fixed Amount:                         USD [  ]

      Floating Amounts:

              Floating Rate Payer:                  BSFP

              Floating Rate Payer
              Period End Dates:                     The  25th   calendar  day  of  each  month
                                                    during  the  Term  of  this   Transaction,
                                                    commencing   [  ]  and   ending   on   the
                                                    Termination  Date,  subject to  adjustment
                                                    in   accordance   with  the  Business  Day
                                                    Convention.

              Floating Rate Payer
              Payment Dates:                        The  first  Business  Day  preceding  each
                                                    Period  End Date  during  the Term of this
                                                    Transaction,   commencing   on  the  first
                                                    Business  Day  preceding [ ] and ending on



                                     R-2-2

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 3 of 10

                                                    the  first   Business  Day  preceding  the
                                                    Termination Date.

              Floating Rate Option:                 USD-LIBOR-BBA

              Designated Maturity:                  1 month

              Floating Rate Day
              Count Fraction:                       Actua1/360

              Reset Dates:                          The first day of each Calculation Period

              Compounding:                          Inapplicable

       Business Days:                               New York and London

       Business Day Convention:                     Modified Following

       Calculation Agent:                           BSFP

3.    Additional Provisions:                        1) Each party hereto is hereby  advised and
                                                    acknowledges   that  the  other  party  has
                                                    engaged in (or refrained  from engaging in)
                                                    substantial financial  transactions and has
                                                    taken  (or  refrained  from  taking)  other
                                                    material   actions  in  reliance  upon  the
                                                    entry by the parties  into the  Transaction
                                                    being   entered   into  on  the  terms  and
                                                    conditions  set  forth  herein  and  in the
                                                    Confirmation  relating to such Transaction,
                                                    as  applicable.  This  paragraph  (1) shall
                                                    be deemed  repeated  on the  trade  date of
                                                    each Transaction.


4.   Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

                                     R-2-3

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 4 of 10



(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3)   Tax Representations. Not applicable.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in
Section 5(a) of this Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in either
Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to BSFP as the Affected Party.

5)   Documents to be Delivered. For the purpose of Section 4(a):

(1)  Tax forms, documents, or certificates to be delivered are:

Party required to deliver         Form/Document/                  Date by which to be
document                          Certificate                     delivered
BSFP and the Counterparty         Any   document   required   or  Promptly  after the earlier of
                                  reasonably  requested to allow  (i)   reasonable   demand   by
                                  the   other   party   to  make  either party or (ii)  learning
                                  payments  under this Agreement  that such form or  document is
                                  without   any   deduction   or  required
                                  withholding   for  or  on  the
                                  account  of any  Tax



                                     R-2-4

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 5 of 10



                                  or  with such deduction or
                                  withholding at a reduced rate



(2)  Other documents to be delivered are:

Party required to        Form/Document/               Date by which to be   Covered by Section
deliver document         Certificate                  delivered             3(d) Representation
BSFP and the             Any  documents  required by  Upon  the  execution  Yes
Counterparty             the   receiving   party  to  and delivery of
                         evidence the authority of    this Agreement and
                         the delivering party or      such Confirmation
                         its Credit Support Provider,
                         if any, for it to execute
                         and deliver this Agreement,
                         any Confirmation, and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations under
                         this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the case
                         may be

BSFP and the             A certificate of an          Upon the execution    Yes
Counterparty             authorized officer of the    and delivery of
                         party, as to the             this Agreement and
                         incumbency and authority     such Confirmation
                         of the respective officers
                         of the party signing this
                         Agreement, any relevant
                         Credit Support Document,
                         or any Confirmation, as
                         the case may be





                                     R-2-5

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 6 of 10

(3)  BSFP will provide a Legal Opinion.

(6)  Miscellaneous. Miscellaneous

(a)  Address for Notices:  For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to BSFP:

             Address:      245 Park Avenue, New York, New York 10167
             Attention:    DPC Manager -- Suite 1700
             Facsimile:    (212) 272-5823

        with a copy to:

             Address:      One Metrotech Center North, Brooklyn, New York 11201
             Attention:    Derivative Operations - 7th Floor
             Facsimile:    (212) 272-1634

             (For all purposes)

        Address for notices or communications to the Counterparty:

             Address:      4500 Park Granada
                           Mail Stop CH-143
                           Calabasas, CA 91302
             Attention:    Mr. Jeff Staab
             Facsimile:    818-225 3898
             Phone:        818-225-3279

(b)  Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:             Not Applicable
                           The Counterparty appoints
                           as its Process Agent:      Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of this
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.


                                    R-2-6

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 7 of 10


(e)  Calculation Agent. The Calculation Agent is BSFP.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.


                                    R-2-7

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 8 of 10

                             Each party represents to the other party on each date when it enters into a Transaction that:--

               (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)  Evaluation and Understanding.

               (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

        NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.      Account Details and
        Settlement Information:        Payments to BSFP:
                                       Citibank, N.A., New York
                                       ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                       Account Number:  0925-3186, for further
                                       credit to Bear Stearns Financial
                                       Products Inc.
                                       Sub-account Number:  102-04654-1-3
                                       Attention:  Derivatives Department

                                       Payments to Counterparty:
                                       [Please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and

                                    R-2-8

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 9 of 10

returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Sonya Nugent by telephone at 212-272-8273. For all other inquiries please contact Niamh Ansley by telephone at 353-1-402-6225. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:
        -------------------------------------------
        Name:
        Title:


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:
        -------------------------------------------
        Name:
        Title:
        (Authorized Signatory)



                                    R-2-9

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 10 of 10



                         SCHEDULE OF NOTIONAL AMOUNTS
   (all such dates subject to adjustment in accordance with the Business Day
                                 Convention)

                                                           Applicable Notional
             From and including         To but excluding          Amount (USD)
             ------------------         ----------------         --------------
               Effective Date                                  [              ]
                                                               [              ]
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                                                               [              ]
                                        Termination Date       [              ]




                                    R-2-10

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 1 of 4



                                   EXHIBIT S

                  [FORM OF CAP CONTRACT ASSIGNMENT AGREEMENT]


                             ASSIGNMENT AGREEMENT


               ASSIGNMENT AGREEMENT, dated as of [ ] ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT AS TRUSTEE FOR CWABS, INC. ASSET-BACKED CERTIFICATES, SERIES 200_-[ ] ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of [ ] (the "Pooling and Servicing Agreement") among CWABS, Inc., as depositor, the Assignor, as seller, Countrywide Home Loans Servicing LP, as master servicer, the Assignee, as trustee, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, effective as of [ ], Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under that certain Transaction (the "Assigned Transaction") as evidenced by that certain agreement dated [ ] constituting a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement, and whose reference number is [ ] (the "Agreement"), a copy of which is attached hereto as Exhibit I;

               WHEREAS, Assignor and Remaining Party have executed and delivered the Agreement in lieu of negotiating both an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") and a Schedule thereto;

               WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction, including any modifications agreed to by the parties; and

               WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

               NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Assignment and Assumption. Effective as of and from [ ] (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all the Assignor's rights, duties, and obligations under the Assigned Transaction arising on or after the Effective Date.

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 2 of 4



        2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction.

        3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of the Assignee hereunder and under the Assigned Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignor under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by the Assignor and the Remaining Party and any person claiming by, through or under either such party.

        4.  Consent and Acknowledgment of Remaining Party. Remaining
Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of the Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

        5. Representations. Each party hereby represents and warrants to the other parties as follows:

            (a) It is duly organized, validly existing and in good standing under the laws of its organization or incorporation;

            (b) It has the power to execute and deliver this Assignment Agreement; and

            (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

Each of Assignor and Remaining Party represent that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or to the party's knowledge, a Termination Event (as such terms are defined in the Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

        6. Indemnity. Each of the Assignor and the Remaining Party hereby agrees to indemnify and hold harmless the Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of the Assignee (subject to the limitations set forth in paragraph 3 above) and the Remaining Party hereby agrees to indemnify

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 3 of 4



and hold harmless the Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

        7. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        8.  Notices. For the purposes of this Assignment Agreement and
Section 12(a) of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of the Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention:
Josh Adler, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to the Assignee and the Remaining Party; (ii) in the case of the Assignee, The Bank of New York, 5 Penn Plaza, 16th Floor, New York, New York 10001 Attention: Corporate Trust MBS Administration, CWABS, Series 2002-5, or such other address as may be hereafter furnished in writing to the Assignor and the Remaining Party; and
(iii) in the case of the of the Remaining Party, 245 Park Avenue, New York, New York 10167, Attention: DPC Manager - Suite 1700, facsimile (212) 272-5823, with a copy to One Metrotech Center North, Brooklyn, New York 11201, facsimile
(212) 272-1634, or such other address as may be hereafter furnished in writing to the Assignor and the Assignee.

        9. Payments. All payments remitted by the Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

               The Bank of New York,
               New York, NY
               ABA # 021-000-018
               GLA # 111-565
               For Further Credit: [ ]
               Attn:  Sean O'Connell (212) 815-6312

        10. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 4 of 4


IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                               COUNTRYWIDE HOME LOANS, INC.



                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                               THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL
                               CAPACITY, BUT AS TRUSTEE FOR CWABS, INC.
                               ASSET BACKED CERTIFICATES, SERIES 200[ ]-[ ]



                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                               BEAR STEARNS FINANCIAL PRODUCTS INC.



                               By:
                                  -------------------------------------------
                                   Name:
                                   Title:

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 1 of 3



                                   EXHIBIT U
                       S&P Permitted Investments Criteria

          (a) Certain obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality of the U.S. government, when such obligations are backed by the full faith and credit of the U.S. As Standard & Poor's does not explicitly rate all such obligations, the obligation must be limited to those instruments that have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. If the obligation is rated, it should not have an `r' highlighter affixed to its rating. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index. These investments include, but are not limited to:

             (i) U.S. Treasury obligations--all direct or fully guaranteed obligations;

             (ii) Farmers Home Administration--certificates of beneficial ownership;

            (iii) General Services Administration--participation certificates;

             (iv) Maritime Administration--guaranteed Title XI financing;

              (v) Small Business Administration--guaranteed participation certificates and guaranteed pool certificates;

             (vi) U.S. Department of Housing and Urban Development--local authority bonds; and

            (vii) Washington Metropolitan Area Transit Authority--guaranteed transit bonds.


          (b)  FHA debentures.


          (c) The Certain obligations of government-sponsored agencies that are not backed by the full faith and credit of the U.S. As Standard & Poor's does not explicitly rate all such obligations, the obligation must be limited to those instruments that have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. If the obligation is rated, it should not have an `r' highlighter affixed to its rating. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 2 of 2

rate index plus a single fixed spread, if any, and move proportionately with that index. These investments are limited to:

                 (i)   Federal Home Loan Mortgage Corp.--debt obligations;

                (ii) Farm Credit System (formerly Federal Land Banks, Federal Intermediate Credit Banks, and Banks for Cooperatives)--consolidated systemwide bonds and notes;

                (iii)  Federal home loan banks--consolidated debt obligations;

                 (iv)  Federal National Mortgage Association--debt obligations;

                  (v)  Student Loan Marketing Association--debt obligations;

                 (vi)  Financing Corp.--debt obligations; and

                 (vii) Resolution Funding Corp. (Refcorp)--debt obligations.

          (d) Certain federal funds, unsecured CDs, time deposits, banker's acceptances, and repurchase agreements having maturities of up to 365 days, of any bank whose short-term debt obligations are rated `A-1+' by Standard & Poor's. In addition, the instrument should not have an `r' highlighter affixed to its rating, and its terms should have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index.

          (e) Certain deposits that are fully insured by the FDIC. The deposit's repayment terms should have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. If the deposit is rated, it should not have an `r' highlighter affixed to its rating. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index.

          (f) Certain debt obligations maturing in 365 days or less that are rated `AA-' or higher by Standard & Poor's. The debt should not have an `r' highlighter affixed to its rating, and its terms should have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. Interest can be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index.

Reference Number:_________
Countrywide Home Loans, Inc.
December __, 2002
Page 3 of 3


          (g) Certain commercial paper rated `A-1+' by Standard & Poor's and maturing in 365 days or less. The commercial paper should not have an `r' highlighter affixed to its rating, and its terms should have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index.

          (h) Investments in certain short-term debt of issuers rated `A-1' by Standard & Poor's with certain restrictions. In this case, short-term debt is defined as: commercial paper, federal funds, repurchase agreements, unsecured CDs, time deposits, and banker's acceptances. The total amount of debt from `A-1' issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral). The total amount of `A-1' investments should not represent more than 20% of the rated issue's outstanding principal amount, and each investment should not mature beyond 30 days. Investments in `A-1' rated securities are not eligible for reserve accounts, cash collateral accounts, or other forms of credit enhancement in `AAA' rated issues. In addition, none of the investments may have an `r' highlighter affixed to its rating. The terms of the debt should have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change. Interest may be either fixed or variable. If the investments may be liquidated before their maturity or are being relied on to meet a certain yield, additional restrictions are necessary. Interest should be tied to a single interest rate index plus a single fixed spread, if any, and move proportionately with that index.

          (i) Investment in money-market funds rated `AAAm' or `AAAm-G' by Standard & Poor's.

          (j) Certain stripped securities where the principal-only and interest-only strips of noncallable obligations are issued by the U.S. Treasury and of Refcorp securities stripped by the Federal Reserve Bank of New York. Any security not included in this list may be approved by Standard & Poor's after a review of the specific terms of the security and its appropriateness for the issue.